As filed with the Securities and Exchange Commission on August 26, 2014

1933 Act File No. 333-191710
1940 Act File No. 811-22897

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER
THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 2

AND

REGISTRATION STATEMENT UNDER
THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 4

___________________________________________________________________________________________

CONTEXT CAPITAL FUNDS

Context Capital Funds
Three Canal Plaza
Portland, Maine 04101
(207) 347-2000

Vicki Horwitz
Atlantic Fund Services
Three Canal Plaza
Portland, Maine 04101

Copy to:
Jeremy Senderowicz
Dechert LLP
1095 Avenue of the Americas
New York, NY 10036

[ ]	immediately upon filing pursuant to Rule 485, paragraph (b)(1)
[ ]	on __________, pursuant to Rule 485, paragraph (b)(1)
[ ]	60 days after filing pursuant to Rule 485, paragraph (a)(1)
[ ]	on __________, pursuant to Rule 485, paragraph (a)(1)
[X]	75 days after filing pursuant to Rule 485, paragraph (a)(2)
[ ]	on __________, pursuant to Rule 485, paragraph (a)(2)
[ ]	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of series being registered: Context Macro Opportunities Fund

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

Context Macro Opportunities Fund

A series of Context Capital Funds

PROSPECTUS

November 10, 2014

Investor Shares («Fund1Class1_Ticker»)
Advisory Shares («Fund1Class2_Ticker»)
Institutional Shares («Fund1Class3_Ticker»)

Advised by:
Context Advisers II, L.P.

The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the accuracy or adequacy of the disclosure in this Prospectus. Any representation to the contrary is a criminal offense.

Summary Section

Investment Objective

The Context Macro Opportunities Fund (the "Fund") seeks total return with low correlation to broad financial markets. Total return consists of capital appreciation and income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Investor Shares	Advisory Shares	Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None
Maximum Deferred Sales Charge (Load)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Distributions	None	None	None
Redemption Fee (as a percentage of amount redeemed within 90 days of purchase, if applicable)	2.00%	2.00%	2.00%
Exchange Fee (as a percentage of amount redeemed, if applicable)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	X.XX%	X.XX%	X.XX%
Distribution and/or Service (12b-1) Fees	0.25%	0.10%	None
Other Expenses(1)	X.XX%	X.XX%	X.XX%
Total Annual Fund Operating Expenses	X.XX%	X.XX%	X.XX%
Fee Waiver and/or Expense Reimbursement(2)	(X.XX)%	(X.XX)%	(X.XX)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	X.XX%	X.XX%	X.XX%

(1)"Other Expenses" are based on estimated amounts expected to be incurred for the current fiscal year.

(2)Context Advisers II, L.P. (the "Adviser") has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expense on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses (as determined in the sole discretion of the Adviser)) of Investor Shares, Advisory Shares and Institutional Shares to X.XX%, X.XX% and X.XX%, respectively, through Month dd, yyyy (the "Expense Cap"). The Expense Cap may only be raised or eliminated with the consent of the Board of Trustees. The Adviser may be reimbursed by the Fund for fees waived and expenses reimbursed by the Adviser pursuant to the Expense Cap if such payment (1) is made within three years of the fee waiver or expense reimbursement (2) is approved by the Board and (3) does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement of the Fund to exceed the Expense Cap in place at the time the fees were waived.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Investor Shares	$XXX	$XXX
Advisory Shares	$XXX	$XXX

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	1 Year	3 Years
Institutional Shares	$XXX	$XXX

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. Portfolio turnover rate for the Fund's last fiscal year is not provided because the Fund had not commenced operations as of the date of this Prospectus.

Principal Investment Strategies

The Fund employs a number of arbitrage and alternative investment strategies to pursue its investment objective and may have exposure to long and short positions across all of its asset classes. In order to pursue these strategies, the Fund invests in a wide range of debt securities and derivative instruments. The Fund may also invest in equity securities and equity-liked derivative instruments. First Principles Capital Management, LLC (the "Subadviser") is responsible for the day-to-day management of the Fund's investment portfolio, subject to the general oversight of Context Advisers II, L.P. (the "Adviser "). In seeking to achieve the Fund's investment objective, the Subadviser utilizes multiple alternative investment strategies including but not limited to, break-even inflation trading, capital structure arbitrage, hedged mortgage-backed securities trading and volatility spread trading to allocate the Fund's assets. The Subadviser periodically evaluates its investment strategies and investment opportunities and may implement additional strategies at its discretion. When evaluating investment opportunities, the Subadviser considers various factors, including broad economic and market factors, technical data specific to individual instruments and its own proprietary research and analysis. The Subadviser considers each prospective investment's relative return potential in view of its expected relative risk, including potential volatility (the variability of returns from one period to the next) and drawdown risk (the risk of significant loss, measured from peak value) among other risks. Multiple alternative investment strategies are employed to generate a return profile that is not generally correlated to broad financial markets. The goal of this process is to identify a combination of investments and strategies with the potential to provide total return consistent with the Fund's overall risk/return profile. Because the Fund seeks total returns with low correlation to broad financial markets, the Fund does not seek to replicate the returns of any financial index.

The Subadviser's investment strategies include but are not limited to:

•Break-Even Inflation Trading: The Subadviser may take a "break-even inflation" position by trading inflation linked securities against their nominal bond equivalent. The resulting spread will generally be neutral to changes in interest rates.

•Capital Structure Arbitrage: The Subadviser will enter into relative value trades in senior tranches of credit default indices positioned against subordinated tranches.

•Hedged Mortgage-Backed Securities Trading: The Subadviser may seek to capture value resulting from differences in views related to prepayment characteristics.

•Volatility Spread Trading: The Subadviser may seek to capture mispricing in volatility by taking offsetting positions in two or more option-related instruments.

•Opportunistic Investing: The Subadviser may employ other arbitrage and alternative strategies when it believes attractive market opportunities arise.

Because the Subadviser invests opportunistically based on its assessment of market conditions, the Fund may at times be more concentrated in particular instruments, asset classes and/or geographic regions. The Fund may invest in both U.S. and non-U.S. issuers, including issuers from emerging markets. There is no minimum or maximum amount of the Fund's assets that may be invested in any one asset class, country or geographic region.

The debt securities that the Fund may invest in include debt securities of U.S. and non-U.S. corporate and other non-governmental entities, sovereign debt, debt securities of U.S. and non-U.S. governmental entities (including government agencies and instrumentalities), municipal debt, debt securities issued by supranational organizations, cash, cash equivalents and other short-term instruments, mortgage-related or mortgage-backed securities (including

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TBA, "sub-prime," agency and non-agency mortgage-backed securities, and whole loans). Exchange-traded notes ("ETNs"), collateralized debt obligations, collateralized loan obligations, asset-backed securities, secured and unsecured floating rate loans, variable and fixed rate loans and other related instruments, convertible securities, preferred securities, treasury inflation protected securities ("TIPS") and other inflation-linked securities, subordinated securities, event-linked bonds, and securities of other investment funds that invest primarily in debt securities. The Fund may invest in debt securities rated below investment grade (known as "junk bonds") or, if unrated, of equivalent credit quality as determined by the Subadviser. The Fund's investments in debt securities rated below investment grade may include securities that are in default. There is no percentage limit on the Fund's exposure to below investment-grade fixed-income securities including, emerging market fixed-income securities. The Fund has no policy limitations with respect to the credit rating, maturity or duration of the debt securities in which it may invest, and may invest in debt securities of any credit rating, maturity or duration.

The derivative instruments that the Fund may invest in include: credit default, index, credit default index, interest rate and total return swaps; options; forward contracts; futures contracts and options on futures contracts; caps and floors; and credit-linked notes. The Fund may use derivatives in an attempt to hedge the Fund's portfolio; as a substitute for purchasing or selling securities; as a means of adjusting the Fund's portfolio duration or other portfolio characteristics; or to seek to increase the Fund's return as a non-hedging strategy that may be considered speculative. The Fund may also use derivatives to increase its economic exposure to a particular security, currency or index. The Fund may also enter into repurchase or reverse repurchase agreements. The Fund may incur leverage either by engaging in conventional borrowing or by using instruments, such as derivative instruments, short-sale transactions and reverse repurchase agreements, which may cause the Fund to incur economic and/or financial leverage. The Fund will maintain segregated collateral positions to comply with applicable laws and regulations related to debt or obligations incurred by the Fund.

The Fund may engage in short sales for hedging purposes or to attempt to increase the Fund's return as a non-hedging strategy that may be considered speculative. Short selling may result in greater risk because losses are potentially unlimited. When the Fund sells a security short, it borrows the security from a third party and sells it at the then current market price. The Fund is then obligated to buy the security on a later date so that it can return the security to the lender.

The equity securities that the Fund may invest in include common stocks, preferred stocks, stock warrants and rights, convertible securities and equity index products. Pooled investment vehicles in which the Fund may invest include exchange-traded funds ("ETFs") and other investment companies. The Fund may invest in securities of issuers with any market capitalization, industry or market sector.

The Fund is "non-diversified" for the purposes of the Investment Company Act of 1940 ("1940 Act") as amended, which means that the Fund may invest in fewer securities at any one time than a diversified fund.

In addition to investing in securities denominated in non-U.S. currencies, the Fund may hold non-U.S. currencies and purchase and sell forward currency exchange contracts in non-U.S. currencies.

A significant portion of the Fund's investment strategies may involve the use of derivative instruments which may be used to obtain the desired risk exposure consistent with the underlying investment strategies. In addition, a significant portion of the assets of the Fund may be invested in money market instruments including cash and cash equivalents or other high grade securities, a significant portion of which may be used to serve as collateral with respect to such derivative instruments. Such high grade securities include but are not limited to U.S. government securities, U.S. government agency securities, short-term fixed income securities and overnight or fixed term repurchase agreements.

In response to adverse market, economic or other conditions, such as the availability of attractive investment opportunities, the Fund may temporarily invest a substantial portion of its assets in money market instruments. During such periods the Fund may not achieve its investment objective.

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Principal Investment Risks

The Fund's net asset value ("NAV") and investment return will fluctuate based upon changes in the value of its portfolio securities. You could lose money on your investment in the Fund, or the Fund could underperform other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

It is important that you closely review and understand the risks of investing in the Fund.

•Active Trading Risk. A higher portfolio turnover due to active and frequent trading will result in higher transactional and brokerage costs that may affect the Fund's performance. In addition, active trading of portfolio investments may lead to higher taxes if Fund shares are held in a taxable account.

•Arbitrage or Fundamental Risk. Employing arbitrage and alternative strategies has the risk that anticipated opportunities do not play out as planned, resulting in potentially reduced returns or losses to the Fund as it unwinds failed trades.

•Asset-Backed and Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are subject to risk of prepayment. These types of securities may also decline in value because of mortgage foreclosures or defaults on the underlying obligations.

•Below Investment Grade Securities Risk. Although bonds rated below investment grade (also known as "junk" securities) generally pay higher rates of interest than investment grade bonds, bonds rated below investment grade are high risk, speculative investments that may cause income and principal losses for the Fund.

•Collateralized Debt Obligations Risk. Investment in a collateralized debt obligation ("CDO") is subject to the credit, subordination, and other risks of the obligations underlying the CDO and the tranche of the CDO in which the Fund invests. CDOs are subject to liquidity risk. Synthetic CDOs are also subject to the risks of investing in derivatives, such as credit default swaps, and leverage risk.

•Common Stock Risk. The Fund may invest in, or have exposure to, common stocks. Common stocks are subject to greater fluctuations in market value than certain other asset classes as a result of such factors as a company's business performance, investor perceptions, stock market trends and general economic conditions.

•Convertible Securities Risk. The risk that the market value of a convertible security will perform the same as a regular fixed-income security; that is, if market interest rates rise, the value of the convertible security falls. In the event of a liquidation of the issuing company, holders of convertible securities generally would be paid after the company's creditors but before the company's common shareholders. Consequently, an issuer's convertible securities generally may be viewed as having more risk than its fixed-income securities but less risk than its common stock.

•Counterparty Risk. The Fund may enter into various types of derivative contracts. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty's creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses by the Fund.

•Credit Default Swap Risk. The Fund may enter into credit default swap agreements or credit default index swap agreements as a "buyer" or "seller" of credit protection. Credit default swap agreements

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 involve special risks because they may be difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

•Credit Risk. If an issuer or guarantor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of your investment will decline.

•Currency and Forward Currency Contracts Risk. Changes in foreign currency exchange rates will affect the value of what the Fund owns and the Fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that foreign currency loses value because it is worth fewer U.S. dollars. Currency markets generally are not as regulated as securities markets. Investments in forward currency contracts could minimize the risk of loss due to a decline in the value of the hedged currency, but may also limit any potential gain from an increase in the value of the currency.

•Derivatives Risk. The Fund may use derivatives (including futures, options, swap agreements and forward contracts) to enhance returns or hedge against market declines. The Fund's derivative investments have risks, including the imperfect correlation between the value of such instruments and the underlying assets of the Fund, which creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying assets in the Fund's portfolio. Certain derivatives may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Use of derivatives may result in a loss to the Fund substantially greater than the amount invested in the derivative.

•Distressed Securities Risk. The Fund's investment in distressed securities, including "junk bonds," may involve a substantial degree of risk. These instruments, which involve loans, loan participations, bonds, notes, non-performing and sub-performing mortgage loans typically are unrated, lower-rated, in default or close to default. Many of these instruments are not publicly traded, and may become illiquid. The prices of such instruments may be extremely volatile. Securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies. Valuing such instruments may be difficult, and the Fund may lose all of its investment, or it may be required to accept cash or securities with a value less than the Fund's original investment. Issuers of distressed securities are typically in a weak financial condition and may default, in which case the Fund may lose its entire investment. See "Below Investment Grade Securities Risk" above.

•Duration Risk. Duration seeks to measure the price sensitivity of a fixed-income security to changes in interest rates. The longer a portfolio's duration, the more sensitive it will be to changes in interest rates. The Fund's average portfolio maturity may be greater than the Fund's average portfolio duration, and, accordingly, the Fund may be more sensitive to changes in yield or interest rates. The Fund may increase in value when interest rates rise, and generally incurs a loss when interest rates and yields fall. The assumptions that are made about a security's features and options when calculating duration may prove to be incorrect. Duration is calculated by the Fund's Adviser, is not an exact measurement and may not reliably predict the Fund's or a particular security's price sensitivity to changes in yield or interest rates. The Fund's Adviser may not be successful in its efforts to limit sensitivity to interest rate changes.

•Event Risk. Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company's bonds and/or other fixed-income securities may decline significantly.

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•Exchange-Traded Funds Risk. When the Fund invests in ETFs, it will bear additional expenses based on its pro rata share of the other investment company's or ETF's operating expenses, including the potential duplication of management fees. The risk of owning an ETF generally reflects the risks of owning the underlying investments the ETF holds. The Fund also will incur brokerage costs when it purchases and sells ETFs.

•Exchange-Traded Note Risk. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying securities markets, changes in the applicable interest rates, changes in the issuer's credit rating and economic, legal, political or geographic events that affect the referenced index. In addition, the notes issued by ETNs and held by a fund are unsecured debt of the issuer.

•Fixed-Income Securities Risk. Risk factors include call risk (the issuer may repay the security before maturity), credit risk (the debtor may default), liquidity risk (making it more difficult to sell the security) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund possibly causing the Fund's share price and total return to be reduced and fluctuate more than other types of investments.

•Floating Rate Loans Risk. Floating rate loans and similar investments may be illiquid or less liquid than other investments. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale. Market quotations for these securities may be volatile and/or subject to large spreads between bid and ask prices. Any secondary market may be subject to irregular trading activity and extended trade settlement periods. An economic downturn generally leads to a higher non-payment rate, and a loan may lose significant value before a default occurs.

•Foreign and Emerging Markets Securities Risk. The risk of investments in foreign companies involve certain risks not generally associated with investments in the securities of U.S. companies. In addition, individual international country economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. The Subadviser may invest in emerging market countries, which can involve higher degrees of risk compared to developed economies.

•Futures Contract Risk. Futures contracts are subject to the same risks as the underlying investments that they represent, but also may involve risks different from, and possibly greater than, the risks associated with investing directly in the underlying investments. Investments in futures contracts involve additional costs, may be more volatile than other investments and may involve a small initial investment relative to the risk assumed. The prices of futures can be highly volatile, using futures can lower total return and the potential loss from futures can exceed the Fund's initial investment. Futures are also subject to risk of the creditworthiness of the exchange on which it is traded, market risk, interest rate risk (in the case of futures contracts relating to income producing securities) and index tracking risk (in the case of stock index futures). The Fund could be unable to recover assets held at the futures clearing broker. Although a futures commission merchant (including the futures clearing broker) is required to segregate customer funds pursuant to the Commodities Exchange Act, in the unlikely event of the broker's bankruptcy, there is no equivalent of the Securities Investors Protection Corporation insurance as is applicable in the case of securities broker dealers' bankruptcies.

•Government Sponsored Entities Risk. The Fund invests in securities issued or guaranteed by government-sponsored entities. However, these securities may not be guaranteed or insured by the U.S. Government and may only be supported by the credit of the issuing agency.

•Hedging Risk. Hedging is a strategy in which the Fund uses a derivative to offset the risks associated with other Fund holdings. There can be no assurance that the Fund's hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Fund is not required to use hedging and may choose not to do so.

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•Illiquidity Risk. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. In addition, market conditions may cause the Fund to experience temporary mark-to-market losses, especially in less liquid positions, even in the absence of any selling of investments by the Fund.

•Index Risk. If a security or derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index.

•Interest Rate Risk. Fixed-income securities are subject to the risk that the securities could lose value because of interest rate changes.

•Leveraging Risk. As part of the Fund's principal investment strategy, the Fund will make investments in futures contracts, forwards, options and swaps. These derivative instruments provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If the Fund uses leverage through activities such as entering into short sales or purchasing derivative instruments, the Fund has the risk of capital losses that exceed the net assets of the Fund. The net asset value of the Fund employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the Fund to pay interest.

•Limited History of Operations Risk. The Fund has a limited history of operation. In addition, the Adviser has not previously managed a mutual fund.

•Management Risk. If the Fund's Adviser and Subadviser make poor investment decisions, it will negatively affect the Fund's investment performance.

•Market Risk. Market risk is the risk that the markets on which the Fund's investments trade will increase or decrease in value. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

•New Fund Risk. There can be no assurance that the Fund will grow to or maintain an economically viable size.

•Non-Diversification Risk. A non-diversified fund's greater investment in a single issuer makes the Fund more susceptible to financial, economic or market events impacting such issuer. A decline in the value of or default by a single security in the non-diversified fund's portfolio may have a greater negative effect than a similar decline or default by a single security in a diversified portfolio.

•Options Risk. Options and options on futures contracts are subject to the same risks as the investments in which the Fund invests directly, but also may involve risks different from, and possibly greater than, the risks associated with investing directly in the underlying investments. Investments in options and options on futures involve additional costs, may be more volatile than other investments and may involve a small initial investment relative to the risk assumed. If the Adviser incorrectly forecasts the value of investments in using an option or futures contract, the Fund might have been in a better position if the Fund had not entered into the contract. In addition, the value of an option may not correlate perfectly to the underlying financial asset, index or other investment or overall securities markets.

•Other Investment Companies Risk. When the Fund invests in other investment companies, it will bear additional expenses based on its pro rata share of the other investment company's operating expenses, including the potential duplication of management fees.

•Preferred Stocks Risk. Preferred stocks are subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of an issuer may be limited.

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•Short Position Risk. Taking short positions involves leverage of the Fund's assets and presents various risks. If the price of the instrument or market on which the Fund has taken a short position increases, then the Fund will incur a loss. Because of leverage, taking short positions involves the risk that losses may be exaggerated, potentially more than the actual cost of the investment. Unlike purchasing a financial instrument like a stock, where potential losses are limited to the purchase price and there is no upside limit on potential gain, short sales involve no cap on maximum losses. Also, there is the risk that a counterparty may fail to perform the terms of the arrangement, causing a loss to the Fund.

•Short Sales Risk. The risk on a short sale is the risk of loss if the value of a security sold short increases prior to the delivery date, since the Fund must pay more for the security than it received from the purchaser in the short sale. Therefore, the risk of loss may be unlimited.

•Small and Medium Capitalization Companies Risk. Investing in securities of small and medium capitalization companies may involve greater volatility than investing in larger and more established companies because small and medium capitalization companies can be subject to more abrupt or erratic share price changes than larger, more established companies.

•Sovereign Debt Risk. The Fund may invest in, or have exposure to, sovereign debt instruments. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity's debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

•Subordinated Securities Risk. A holder of securities that are subordinated or "junior" to more senior securities of an issuer is entitled to payment after holders of more senior securities of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on them.

•Swap Agreements Risk. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year, and will not have liquidity beyond the counterparty to the agreement. A swap contract may not be assigned without the consent of the counterparty, and may result in losses in the event of a default or bankruptcy of the counter-party.

•TIPS and Inflation-Linked Bonds Risk. The value of inflation-protected securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of inflation-protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of inflation-protected securities. If the Fund purchases inflation-protected securities in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation. The inflation protected securities markets are generally much smaller and less liquid than the nominal bonds from the same issuers and as such can suffer losses during times of economic stress or illiquidity.

•U.S. Government Agency Obligations Risk. The Fund invests in obligations issued by agencies and instrumentalities of the U.S. government. Government-sponsored entities such as Federal National Mortgage Association ("Fannie Mae"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and the Federal Home Loan Banks ("FHLBs"), although chartered or sponsored by Congress, are not funded

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 by congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor issued by the U.S. government. Such debt and mortgage-backed securities are subject to the risk of default on the payment of interest and/or principal, similar to debt of private issuers. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac in the past, there can be no assurance that it will support these or other government-sponsored entities in the future.

•U.S. Government Securities Risk. Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.

•Volatility Risk. The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund's net asset value per share to experience significant increases or declines in value over short periods of time.

Performance Information

The Fund is newly created and does not have a full calendar year performance record. Performance information will be included after the Fund has been in operation for one calendar year. Past performance does not necessarily indicate how the Fund will perform in the future.

Management

Investment Adviser. Context Advisers II, L.P. is the Fund's investment adviser.

Subadviser. First Principles Capital Management, LLC is the Subadviser to the Fund.

Portfolio Managers. The Fund is managed on a day-to-day basis by Douglas A. Dachille, Mark G. Alexandridis, David Ho, Mattan Horowitz and Prasad Kadiyala, who are jointly and primarily responsible for the day-to-day management of the Fund. Messrs. Dachille, Alexandridis, Ho, Horowitz and Kadiyala have served as the Portfolio Managers of the Fund since it commenced operations in 2014.

Purchase and Sale of Fund Shares

You may purchase or sell (redeem) shares of the Fund on any day that the New York Stock Exchange (the "NYSE") is open for business. You may purchase or redeem shares directly from the Fund by calling (855) 612-2257 (toll free) or writing to the Fund at Context Macro Opportunities Fund, P.O. Box 588, Portland, Maine 04112. You also may purchase or redeem shares of the Fund through your financial intermediary. The Fund accepts investments in the following minimum amounts:

	Minimum Initial Investment	Minimum Additional Investment
Investor Shares
Standard Accounts	$2,000	$200
Retirement Accounts	$250	$50
Advisory Shares
Standard Accounts	$100,000	None
Retirement Accounts	$100,000	None
Institutional Shares
Standard Accounts	$1,000,000	None
Retirement Accounts	$1,000,000	None

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Tax Information

Shareholders may receive distributions from the Fund, which may be taxed to shareholders (other than certain tax-exempt shareholders) as ordinary income or capital gains. If you are investing through a tax-advantaged account, you may still be subject to taxation upon withdrawals from that account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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Details Regarding Principal Investment Strategies And Risks

The Fund seeks total return with low correlation to broad financial markets. Total return consists of capital appreciation and income. The Fund's investment objective is non-fundamental and may be changed by the Board of Trustees (the "Board") without a vote of shareholders, however, shareholders will be notified of any such change after it is approved by the Board.

Additional Information Regarding Principal Investment Strategies

The Fund employs a number of arbitrage and alternative investment strategies to pursue its investment objective and may have exposure to long and short positions across all of its asset classes. In order to pursue these strategies, the Fund invests in a wide range of debt securities and derivative instruments. The Fund may also invest in equity securities and equity-liked derivative instruments. First Principles Capital Management, LLC (the "Subadviser") is responsible for the day-to-day management of the Fund's investment portfolio, subject to the general oversight of Context Advisers II, L.P. (the "Adviser"). In seeking to achieve the Fund's investment objective, the Subadviser utilizes multiple alternative investment strategies including but not limited to, break-even inflation trading, capital structure arbitrage, hedged mortgage-baked securities trading and volatility spread trading to allocate the Fund's assets. The Subadviser periodically evaluates its investment strategies and investment opportunities and may implement additional strategies at its discretion. When evaluating investment opportunities, the Subadviser considers various factors, including broad economic and market factors, technical data specific to individual instruments and its own proprietary research and analysis. The Subadviser considers each prospective investment's relative return potential in view of its expected relative risk, including potential volatility (the variability of returns from one period to the next) and drawdown risk (the risk of significant loss, measured from peak value) among other risks. Multiple alternative investment strategies are employed to generate a return profile that is not generally correlated to broad financial markets. The goal of this process is to identify a combination of investments and strategies with the potential to provide total return consistent with the Fund's overall risk/return profile. Because the Fund seeks total returns with low correlation to broad financial markets, the Fund does not seek to replicate the returns of any financial index.

The Subadviser's investment strategies include but are not limited to:

•Break-Even Inflation Trading: The Subadviser may take a "break-even inflation" position by trading inflation linked securities against their nominal bond equivalent. The resulting spread will generally be neutral to changes in interest rates.

•Capital Structure Arbitrage: The Subadviser will enter into relative value trades in senior tranches of credit default indices positioned against subordinated tranches.

•Hedged Mortgage-Backed Securities Trading: The Subadviser may seek to capture value resulting from differences in views related to prepayment characteristics.

•Volatility Spread Trading: The Subadviser may seek to capture mispricing in volatility by taking offsetting positions in two or more option-related instruments.

•Opportunistic Investing: The Subadviser may employ other arbitrage and alternative strategies when it believes attractive market opportunities arise.

Because the Subadviser invests opportunistically based on its assessment of market conditions, the Fund may at times be more concentrated in particular instruments, asset classes and/or geographic regions. The Fund may invest in both U.S. and non-U.S. issuers, including issuers from emerging markets. There is no minimum or maximum amount of the Fund's assets that may be invested in any one asset class, country or geographic region.

The debt securities that the Fund may invest in include debt securities of U.S. and non-U.S. corporate and other non-governmental entities, sovereign debt, debt securities of U.S. and non-U.S. governmental entities (including government agencies and instrumentalities), municipal debt, debt securities issued by supranational organizations, cash, cash equivalents and other short-term instruments, mortgage-related or mortgage-backed securities (including TBA, "sub-prime," agency and non-agency mortgage-baked securities, and whole loans). Exchange-traded notes ("ETNs"), collateralized debt obligations, collateralized loan obligations, asset-backed securities, secured and unsecured floating rate loans, variable and fixed rate loans and other related instruments, convertible securities,

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preferred securities, treasury inflation protected securities ("TIPS") and other inflation-linked securities, subordinated securities, event-linked bonds, and securities of other investment funds that invest primarily in debt securities. The Fund may invest in debt securities rated below investment grade (known as "junk bonds") or, if unrated, of equivalent credit quality as determined by the Subadviser. The Fund's investments in debt securities rated below investment grade may include securities that are in default. There is no percentage limit on the Fund's exposure to below investment-grade fixed-income securities including, emerging market fixed-income securities. The Fund has no policy limitations with respect to the credit rating, maturity or duration of the debt securities in which it may invest, and may invest in debt securities of any credit rating, maturity or duration.

The derivative instruments that the Fund may invest in include: credit default, index, credit default index, interest rate and total return swaps; options; forward contracts; futures contracts and options on futures contracts; caps and floors; and credit-linked notes. The Fund may use derivatives in an attempt to hedge the Fund's portfolio; as a substitute for purchasing or selling securities; as a means of adjusting the Fund's portfolio duration or other portfolio characteristics; or to seek to increase the Fund's return as a non-hedging strategy that may be considered speculative. The Fund may also use derivatives to increase its economic exposure to a particular security, currency or index. The Fund may also enter into repurchase or reverse repurchase agreements. The Fund may incur leverage either by engaging in conventional borrowing or by using instruments, such as derivative instruments, short-sale transactions and reverse repurchase agreements, which may cause the Fund to incur economic and/or financial leverage. The Fund will maintain segregated collateral positions to comply with applicable laws and regulations related to debt or obligations incurred by the Fund.

The Fund may engage in short sales for hedging purposes or to attempt to increase the Fund's return as a non-hedging strategy that may be considered speculative. Short selling may result in greater risk because losses are potentially unlimited. When the Fund sells a security short, it borrows the security from a third party and sells it at the then current market price. The Fund is then obligated to buy the security on a later date so that it can return the security to the lender.

The equity securities that the Fund may invest in include common stocks, preferred stocks, stock warrants and rights, convertible securities and equity index products. Pooled investment vehicles in which the Fund may invest include exchange-traded funds ("ETFs") and other investment companies. The Fund may invest in securities of issuers with any market capitalization, industry or market sector.

The Fund is "non-diversified" for the purposes of the 1940 Act as amended, which means that the Fund may invest in fewer securities at any one time than a diversified fund.

In addition to investing in securities denominated in non-U.S. currencies, the Fund may hold non-U.S. currencies and purchase and sell forward currency exchange contracts in non-U.S. currencies.

A significant portion of the Fund's investment strategies may involve the use of derivative instruments which may be used to obtain the desired risk exposure consistent with the underlying investment strategies. In addition a significant portion of the assets of the Fund may be invested in money market instruments, including cash and cash equivalents or other high grade securities, a significant portion of which may be used to serve as collateral with respect to such derivative instruments. Such high grade securities include but are not be limited to, U.S. government securities, U.S. government agency securities, short-term fixed-income securities, and overnight or fixed term repurchase agreements.

Temporary Defensive Position. In response to market, economic, political or other conditions, the Adviser and the Subadviser may temporarily use a different investment strategy for the Fund for defensive purposes. Such a strategy could include investing up to 100% of the Fund's assets in cash or cash equivalent securities such as U.S. Treasury securities and money market mutual funds. To the extent that the Fund invests in money market mutual funds for cash positions, there will be some duplication of expenses because the Fund pays its pro-rata portion of such money market funds' advisory fees and operational fees. Defensive investing could affect the Fund's performance and the Fund might not achieve its investment objective. The Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

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Additional Information Regarding Principal Investment Risks

The Fund's NAV and investment return will fluctuate based upon changes in the value of its portfolio. You could lose money on your investment in the Fund, or the Fund could underperform other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

•Active Trading Risk. A higher portfolio turnover may result in higher transactional and brokerage costs associated with the turnover which may reduce the Fund's return, unless the securities traded can be bought and sold without corresponding commission costs. Active trading of securities may also increase the Fund's realized capital gains or losses, which may affect the taxes you pay as a Fund shareholder.

•Arbitrage or Fundamental Risk. A Fund employing arbitrage and alternative strategies has the risk that anticipated opportunities do not play out as planned, resulting in potentially reduced returns or losses to the Fund as it unwinds failed trades. For example an issuer may default or may be unable to make interest and dividend payments when due. With respect to the merger arbitrage strategy, the merger deal may terminate prior to closing, thereby imposing losses to the Fund. Arbitrage or fundamental risk exists for other strategies employed by the Fund such as dual-class and stub-trading arbitrage, and investments in IPOs, SEOs and warrants.

•Asset-Backed and Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are subject to risk of prepayment. This is more likely to occur when interest rates fall because many borrowers refinance mortgages to take advantage of more favorable rates. Prepayments on mortgage backed securities are also affected by other factors, such as the volume of home sales. The Fund's yield will be reduced if cash from prepaid securities is reinvested in securities with lower interest rates. The risk of prepayment may also decrease the value of mortgage-backed securities. Asset-backed securities may have a higher level of default and recovery risk than mortgage-backed securities. However, both of these types of securities may decline in value because of mortgage foreclosures or defaults on the underlying obligations. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults. The values of certain types of mortgage-backed securities, such as inverse floaters and interest-only and principal-only securities, may be extremely sensitive to changes in interest rates and prepayment rates.

•Below Investment Grade Securities Risk. Although securities rated below investment grade (also known as "junk" securities) generally pay higher rates of interest than investment grade bonds, securities rated below investment grade are high risk, speculative investments that may cause income and principal losses for the Fund. The major risks of securities rated below investment grade include:

○Securities rated below investment grade may be issued by less creditworthy issuers. Issuers may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer's bankruptcy, claims of other creditors may have priority over the claims of holders of securities rated below investment grade, leaving few or no assets available to repay the bond holders.

○Prices of securities rated below investment grade are subject to wide price fluctuations. Adverse changes in an issuer's industry and general economic conditions may have a greater impact on the prices of securities rated below investment grade than on other higher rated fixed-income securities.

○Issuers of securities rated below investment grade may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.

○Securities rated below investment grade frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If the issuer redeems the bonds, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.

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○Securities rated below investment grade may be less liquid than higher rated fixed-income securities, even under normal economic conditions. There are fewer dealers in this bond market, and there may be significant differences in the prices quoted for securities rated below investment grade by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of the Fund's securities than is the case with securities trading in a more liquid market.

○The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

•Collateralized Debt Obligations Risk. The Fund may invest in collateralized debt obligations ("CDOs"), which include collateralized loan obligations ("CLOs"), collateralized bond obligations ("CBOs"), and other similarly structured securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management and other administrative fees.

The cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Because it is partially protected from defaults, a senior tranche from a CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. Normally, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Portfolio and/or an Underlying Fund as illiquid securities, however an active dealer market may exist for CDOs that qualify under the Rule 144A "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers, and such CDOs may be characterized by the Fund as liquid securities. CDOs carry additional risks including, but are not limited to, the risk that: (i) distributions from collateral securities may not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

•Common Stock Risk. The Fund invests in, or has exposure to, common stocks, which are a type of equity security that represents an ownership interest in a corporation. Common stocks are subject to greater fluctuations in market value than certain other asset classes as a result of such factors as a company's business performance, investor perceptions, stock market trends and general economic conditions. The rights of common stockholders are subordinate to all other claims on a company's assets, including debt holders and preferred stockholders. Therefore, the Fund could lose money if a company in which it invests becomes financially distressed.

•Convertible Securities Risk. A convertible security is a fixed-income security (a debt instrument or a preferred stock) that may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stock in an issuer's capital structure, but are subordinated to any senior fixed-income securities. While providing a fixed-income stream (generally higher in yield than the income derivable from

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 common stock but lower than that afforded by a similar non-convertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security's underlying common stock.

•Counterparty Risk. The Fund may enter into various types of derivative contracts as described below under "Derivatives Risk". Many of these derivative contracts may be privately negotiated in the over-the-counter market. These contracts involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty's creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses by the Fund.

•Credit Default Swap Risk. The Fund may enter into credit default swap agreements, credit default index swap agreements and similar agreements as a protection "seller" or "buyer" of credit protection. Credit default swaps may involve greater risks than if the Fund had invested in an obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk. If the Fund is a buyer in a credit default swap agreement and no credit event occurs, then it will lose its investment. In addition, the value of the reference obligation received by the Fund as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. As a seller of a credit default swaps, the Fund receives a fixed rate of income throughout the term of the contract, provided there is no default. If an event of default occurs, the Fund would be obligated to pay the notional value of the underlying reference obligation in return for the receipt of the underlying reference obligation. The value of the underlying reference obligation received by the Fund coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.

•Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Fund, resulting in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer's financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. Default, or the market's perception that an issuer is likely to default, could reduce the value and liquidity of securities held by the Fund, thereby reducing the value of your investment in Fund shares. In addition, default may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings. Credit risk also exists whenever the Fund enters into a foreign exchange or derivative contract, because the counterparty may not be able or may choose not to perform under the contract. When the Fund invests in foreign currency contracts, or other over-the- counter derivative instruments (including options), it is assuming a credit risk with regard to the party with which it trades and also bears the risk of settlement default. These risks may differ materially from risks associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily mark-to-market and settlement, segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections. Relying on a counterparty exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease. In addition, to the extent the Fund deals with a limited number of counterparties, it will be more susceptible to the credit risks associated with those counterparties. The Fund is neither restricted from dealing with any particular counterparty nor from concentrating any or all of its transactions with one counterparty. The ability of the Fund to transact business with any one or number of counterparties and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

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•Currency and Forward Currency Contracts Risks. Changes in foreign currency exchange rates will affect the value of what the Fund owns and the Fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that foreign currency loses value because it is worth fewer U.S. dollars. The foreign currency exchange market can be highly volatile for a variety of reasons. For example, devaluation of a currency by a country's government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets. Investments in forward currency contracts could minimize the risk of loss due to a decline in the value of the hedged currency, but may also limit any potential gain from an increase in the value of the currency.

•Derivatives Risk. The Fund may use derivatives (including futures, options, swap agreements and forward contracts) to enhance returns or hedge against market declines. The Fund will not invest in commodity futures or any commodity-related instruments. The Fund's derivative investments have risks, including the imperfect correlation between the value of such instruments and the underlying assets of the Fund, which creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying assets in the Fund's portfolio; the loss of principal; the possible default of the other party to the transaction; and illiquidity of the derivative investments. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding, or may not recover at all. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative contract would typically be terminated at its fair market value. If the Fund is owed this fair market value in the termination of the derivative contract and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying security. Certain of the derivative investments in which the Fund may invest may, in certain circumstances, give rise to a form of financial leverage, which may magnify the risk of owning such instruments. The ability to successfully use derivative investments depends on the ability of the Adviser to predict pertinent market movements, which cannot be assured. In addition, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to the Fund's derivative investments would not be available to the Fund for other investment purposes, which may result in lost opportunities for gain.

The derivative instruments and techniques that the Fund may use include:

○Futures. A futures contract is a standardized agreement to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. If the Adviser incorrectly forecasts the value of investments in using a futures contract, the Fund might have been in a better position if the Fund had not entered into the contract. Because the futures utilized by the Fund are standardized and exchange traded, where the exchange serves as the ultimate counterparty for all contracts, the primary credit risk on futures contracts is the creditworthiness of the exchange itself.

○Options. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium paid by the Fund. If the Fund sells an option, it sells to another person the right to buy from or sell to the Fund a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium received by the

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 Fund. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

○Swaps. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements currently are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. The Fund's use of swaps may include those based on the credit of an underlying security, commonly referred to as "credit default swaps." Where the Fund is the buyer of a credit default swap contract, it would be entitled to receive the par (or other agreed- upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by a third party on the debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event of that obligation. The use of derivatives are subject to regulation by the CFTC.

If the Fund invests in derivatives at inopportune times or incorrectly judges market conditions, the investments may reduce the return of the Fund or result in a loss. The Fund could also experience losses if derivatives are poorly correlated with its other investments, or if the Fund is unable to liquidate the position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. Furthermore, when seeking to obtain short exposure by investing in derivatives, the Fund may be subject to regulatory restrictions as discussed in "Short Sales Risk" below.

•Distressed Securities Risk. The Fund's investment in distressed securities, including "junk bonds," may involve a substantial degree of risk. These instruments, which involve loans, loan participations, bonds, notes, non-performing and sub-performing mortgage loans typically are unrated, lower-rated, in default or close to default. Many of these instruments are not publicly traded, and may become illiquid. The prices of such instruments may be extremely volatile. Securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies. Valuing such instruments may be difficult, and the Fund may lose all of its investment, or it may be required to accept cash or securities with a value less than the Fund's original investment. Issuers of distressed securities are typically in a weak financial condition and may default, in which case the Fund may lose its entire investment. See "High-Yield Fixed-Income Securities Risk ("junk bonds")" below.

•Duration Risk. Duration seeks to measure the price sensitivity of a fixed-income security to changes in interest rates. The longer a portfolio's duration, the more sensitive it will be to changes in interest rates. The Fund's average portfolio maturity may be greater than the Fund's average portfolio duration, and, accordingly, the Fund may be more sensitive to changes in yield or interest rates. A portfolio with negative duration may increase in value when interest rates rise, and generally incurs a loss when interest rates and yields fall. The assumptions that are made about a security's features and options when

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 calculating duration may prove to be incorrect. Duration is calculated by the Fund's Adviser, is not an exact measurement and may not reliably predict the Fund's or a particular security's price sensitivity to changes in yield or interest rates. The Fund's Adviser may not be successful in its efforts to limit sensitivity to interest rate changes.

•Event Risk. The return of principal and the payment of interest on "event-linked" bonds are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude or other event that leads to physical or economic loss. If a trigger event, as defined within the terms of an event-linked bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified, the Fund may lose a portion or all of its accrued interest and/or principal invested in the event-linked bond. In addition to the specified trigger events, event-linked bonds may expose the fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Event-linked bonds are also subject to the risk that the model used to calculate the probability of a trigger event was not accurate and underestimated the likelihood of a trigger event. Upon the occurrence or possible occurrence of a trigger event, and until the completion of the processing and auditing of applicable loss claims, the fund's investment in an event-linked bond may be priced using fair value methods. As a relatively new type of financial instrument, there is limited trading history for these securities, and there can be no assurance that a liquid market in these instruments will develop. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that the Fund may be forced to liquidate positions when it would not be advantageous to do so.

•Exchange-Traded Funds Risk. When the Fund invests in ETFs, it will bear additional expenses based on its pro rata share of the other investment company's or ETF's operating expenses, including the potential duplication of management fees. The risk of owning an ETF generally reflects the risks of owning the underlying investments the ETF holds. The Fund also will incur brokerage costs when it purchases and sells ETFs.

•Exchange-Traded Note Risk. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying securities markets, changes in the applicable interest rates, changes in the issuer's credit rating and economic, legal, political or geographic events that affect the referenced index. In addition, the notes issued by ETNs and held by a fund are unsecured debt of the issuer.

•Fixed-Income Securities Risk. Fixed-income securities held by the Fund are subject to interest rate risk, call risk, prepayment and extension risk, credit risk, and liquidity risk, which are more fully described below. When the Fund invests in fixed-income securities or derivatives, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed-income securities or derivatives owned by the Fund. In general, the market price of fixed-income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities.

○Call Risk. During periods of declining interest rates, a bond issuer may "call," or repay, its high yielding bonds before their maturity dates. The Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in its income.

○Credit Risk. Fixed-income securities are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Lower rated fixed-income securities involve greater credit risk, including the possibility of default or bankruptcy.

○Liquidity Risk. Trading opportunities are more limited for fixed-income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held. These features make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell

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 other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on its performance. Infrequent trading of securities may also lead to an increase in their price volatility. Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out an investment contract when it wants to. If this happens, the Fund will be required to hold the security or keep the position open, and it could incur losses.

○Prepayment and Extension Risk. Many types of fixed-income securities are subject to prepayment risk. Prepayment occurs when the issuer of a fixed-income security can repay principal prior to the security's maturity. Fixed-income securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a fixed-income security can be difficult to predict and result in greater volatility. On the other hand, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities with lower payment rates. This is known as extension risk and may increase the Fund's sensitivity to rising rates and its potential for price declines.

•Floating Rate Loans Risk. Floating rate loans and similar investments may be illiquid or less liquid than other investments. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale. Market quotations for these securities may be volatile and/or subject to large spreads between bid and ask prices. Any secondary market may be subject to irregular trading activity and extended trade settlement periods. An economic downturn generally leads to a higher non-payment rate, and a loan may lose significant value before a default occurs.

•Foreign and Emerging Market Securities Risk. Foreign investments may carry risks associated with investing outside the United States, such as currency fluctuation, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. Those risks are increased for investments in emerging markets.

Foreign securities include American Depositary Receipts ("ADRs") and similar investments, including European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"), dollar-denominated foreign securities and securities purchased directly on foreign exchanges. ADRs, EDRs and GDRs are depositary receipts for foreign company stocks that are not themselves listed on a U.S. exchange, and are issued by a bank and held in trust at that bank, and that entitle the owner of such depositary receipts to any capital gains or dividends from the foreign company stocks underlying the depositary receipts. ADRs are U.S. dollar denominated. EDRs and GDRs are typically U.S. dollar denominated but may be denominated in a foreign currency. Foreign securities, including ADRs, EDRs and GDRs, may be subject to more risks than U.S. domestic investments. These additional risks may potentially include lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies.

In addition, amounts realized on sales of foreign securities may be subject to high and potentially confiscatory levels of foreign taxation and withholding when compared to comparable transactions in U.S. securities. The Fund will generally not be eligible to pass through to shareholders any U.S. federal income tax credits or deductions with respect to foreign taxes paid unless it meets certain requirements regarding the percentage of its total assets invested in foreign securities. Investments in foreign securities involve exposure to fluctuations in foreign currency exchange rates. Such fluctuations may reduce the value of the investment. Foreign investments are also subject to risks including potentially

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higher withholding and other taxes, trade settlement, custodial, and other operational risks and less stringent investor protection and disclosure standards in certain foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.

•Futures Contract Risk. Futures contracts are subject to the same risks as the underlying investments that they represent, but also may involve risks different from, and possibly greater than, the risks associated with investing directly in the underlying investments. Investments in futures contracts involve additional costs, may be more volatile than other investments and may involve a small initial investment relative to the risk assumed. If the Adviser incorrectly forecasts the value of investments in using a futures contract, the Fund might have been in a better position if the Fund had not entered into the contract. Because the futures utilized by the Fund are standardized and exchange traded, where the exchange serves as the ultimate counterparty for all contracts, the primary credit risk on futures contracts is the creditworthiness of the exchange itself. Futures are also subject to market risk, interest rate risk (in the case of futures contracts relating to income producing securities) and index tracking risk (in the case of stock index futures).

•Government Sponsored Entities Risk. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. As a result, there is a risk that these entities will default on a financial obligation. For instance, securities issued by the Government National Mortgage Association, commonly known as "Ginnie Mae," are supported by the full faith and credit of the U.S. Government. Securities issued by Fannie Mae and Freddie Mac are supported only by the discretionary authority of the U.S. Government. However, the obligations of Fannie Mae and Freddie Mac have been placed into conservatorship until the entities are restored to a solvent financial condition. Securities issued by the Student Loan Marketing Association are supported only by the credit of that agency.

•Hedging Risk. Hedging is a strategy in which the Fund uses a derivative to offset the risks associated with other Fund holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner adverse to the portfolio construction employed by the Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced and may be increased. There can be no assurance that the Fund's hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Fund is not required to use hedging and may choose not to do so.

•Illiquidity Risk. If the Fund invests in illiquid investments, it may experience difficulty in selling the investments in a timely manner at the price that it believes the investments are worth. If it needs to sell investments quickly, for example to satisfy Fund shareholder redemption requests, it may be unable to do so at fundamental values or at a price the Adviser or Subadviser deems appropriate. In addition, market conditions may cause the Fund to experience temporary mark-to-market losses, especially in less liquid positions, even in the absence of any selling of investments by the Fund.

•Index Risk. If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund would receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

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•Interest Rate Risk. Fixed-income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Fixed-income securities with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than fixed-income securities with shorter maturities.

•Leveraging Risk. As part of the Fund's principal investment strategy, the Fund will make investments in futures contracts, forwards, options and swaps. These derivative instruments provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If the Fund uses leverage through activities such as entering into short sales or purchasing derivative instruments, the Fund has the risk of capital losses that exceed the net assets of the Fund. The net asset value of the Fund employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the Fund to pay interest.

•Limited History of Operations Risk. The Fund has a limited history of operation. Mutual funds and their advisers are subject to restrictions and limitations imposed by the Investment Company Act of 1940, as amended, and the Internal Revenue Code that do not apply to the adviser's management of individual and institutional accounts. As a result, investors cannot judge likely mutual fund performance of the Adviser by its track record of managing non-mutual fund assets and the Adviser may not achieve its intended result in managing the Fund.

•Management Risk. The ability of the Fund to meet its investment objective is directly related to the Adviser and the Subadviser's investment strategies for the Fund. The value of your investment in the Fund may vary with the effectiveness of the Subadviser's research, analysis and asset allocation among portfolio securities. If the Subadviser's investment strategies do not produce the expected results, the value of your investment could be diminished or even lost entirely.

•Market Risk. The values of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole. High public debt in the U.S. and other countries creates ongoing and systemic market risks and policymaking uncertainty. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities of issuers worldwide. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts, and many other issuers have faced difficulties obtaining credit. These market conditions may continue, worsen or spread, including in the U.S., Europe and beyond. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets, including by keeping interest rates low. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that these efforts are not succeeding could negatively affect financial markets generally as well as the value and liquidity of certain securities. Whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund's investments may be negatively affected. In addition, policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. The Fund may experience a substantial or complete loss on any individual security or derivative position.

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•New Fund Risk. There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board may determine to liquidate the Fund. Liquidation of the Fund can be initiated without shareholder approval by the Board if it determines it is in the best interest of shareholders. As a result, the timing of any Fund liquidation may not be favorable to certain individual shareholders.

•Non-Diversification Risk. A non-diversified fund's greater investment in a single issuer makes the fund more susceptible to financial, economic or market events impacting such issuer. A decline in the value of or default by a single security in the non-diversified fund's portfolio may have a greater negative effect than a similar decline or default by a single security in a diversified portfolio.

•Options Risk. Options and options on futures contracts are subject to the same risks as the investments in which the Fund invests directly, but also may involve risks different from, and possibly greater than, the risks associated with investing directly in the underlying investments. Investments in options and options on futures involve additional costs, may be more volatile than other investments and may involve a small initial investment relative to the risk assumed. If the Adviser incorrectly forecasts the value of investments in using an option or futures contract, the Fund might have been in a better position if the Fund had not entered into the contract. In addition, the value of an option may not correlate perfectly to the underlying financial asset, index or other investment or overall securities markets.

•Other Investment Companies Risk. Federal law generally prohibits a mutual fund from acquiring shares of an investment company if, immediately after such acquisition, the fund and its affiliated persons would hold more than 3% of such investment company's total outstanding shares. This prohibition may prevent the Fund from allocating its investments in an optimal manner. You will indirectly bear fees and expenses charged by the underlying funds in addition to the Fund's direct fees and expenses and, as a result, your cost of investing in the Fund will generally be higher than the cost of investing directly in the underlying fund shares.

•Preferred Stocks Risk. Preferred stocks may pay fixed or adjustable rates of return. Preferred stocks are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company's preferred stocks generally pay dividends only after the company makes required payments to holders of its bonds and other debt. Thus, the value of preferred stocks will usually react more strongly than bonds and other debt to actual or perceived changes in the company's financial condition or prospects. The market value of preferred stocks generally decreases when interest rates rise. Preferred stocks of smaller companies may be more vulnerable to adverse developments than preferred stocks of larger companies.

•Short Position Risk. Taking short positions involves leverage of the Fund's assets and presents various risks. If the price of the instrument or market on which the Fund has taken a short position increases, then the Fund will incur a loss. Because of leverage, taking short positions involves the risk that losses may be exaggerated, potentially more than the actual cost of the investment. Unlike purchasing a financial instrument like a stock, where potential losses are limited to the purchase price and there is no upside limit on potential gain, short sales involve no cap on maximum losses. Also, there is the risk that a counterparty may fail to perform the terms of the arrangement, causing a loss to the Fund. In the short sale of an instrument, the Fund must first borrow the instrument from a lender, such as a broker or other institution. The Fund may not always be able to borrow the instrument at a particular time or at an acceptable price. Thus, there is risk that the Fund may be unable to implement its investment strategy due to the lack of available financial instruments or for other reasons.

•Short Sales Risk. The Fund may attempt to limit its exposure to a possible market decline in the value of its portfolio securities through short sales of securities that its portfolio manager believes possess volatility characteristics similar to those being hedged. The Fund may also use short sales for non-hedging purposes to pursue its investment objective if, in the portfolio manager's view, the security is over-valued. Short selling is speculative in nature and, in certain circumstances, can substantially increase the effect of adverse price movements on the Fund's portfolio. A short sale of a security

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 involves the risk of an unlimited increase in the market price of the security that can in turn result in an inability to cover the short position and a theoretically unlimited loss. No assurance can be given that securities necessary to cover the Fund's short position will be available for purchase. The SEC and other U.S. and non-U.S. regulatory authorities have imposed, and may impose in the future, restrictions on short selling, either on a temporary or permanent basis. Such restrictions may include placing limitations on specific companies and/or industries with respect to which the Fund may enter into short positions, and may hinder the Fund in, or prevent it from, implementing its investment strategies, and may negatively affect performance.

•Small and Medium Capitalization Companies Risk. Investing in securities of small and medium capitalization companies may involve greater volatility than investing in larger and more established companies because small and medium capitalization companies can be subject to more abrupt or erratic share price changes than larger, more established companies. Small and medium capitalization companies may have limited product lines, markets or financial resources and their management may be dependent on a limited number of key individuals. Securities of those companies may have limited market liquidity and their prices may be more volatile.

•Sovereign Debt Risk. The Fund may invest in, or have exposure to, sovereign debt instruments. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity's debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

•Subordinated Securities Risk. A holder of securities that are subordinated or "junior" to more senior securities of an issuer is entitled to payment after holders of more senior securities of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on them.

•Swap Agreements Risk. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year, and will not have liquidity beyond the counterparty to the agreement. In a standard swap transaction, two parties agree to exchange the returns earned on specific assets, such as the return on, or increase in value of, a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. A swap contract may not be assigned without the consent of the counterparty, and may result in losses in the event of a default or bankruptcy of the counter-party.

•TIPS and Inflation-Linked Bonds Risk. The value of inflation-protected securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of inflation-protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of inflation-protected securities. If the Fund purchases inflation-protected securities in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation. The inflation protected securities markets are generally much smaller and less liquid than the nominal bonds from the same issuers and as such can suffer losses during times of economic stress or illiquidity.

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•U.S. Government Agency Obligations Risk. The Fund invests in obligations issued by agencies and instrumentalities of the U.S. government. Government-sponsored entities such as Fannie Mae, Freddie Mac and FHLBs, although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor issued by the U.S. government. Such debt and mortgage-backed securities are subject to the risk of default on the payment of interest and/or principal, similar to debt of private issuers. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac in the past, there can be no assurance that it will support these or other government-sponsored entities in the future.

•U.S. Government Securities Risk. Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.

•Volatility Risk. The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund's net asset value per share to experience significant increases or declines in value over short periods of time.

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Management

The Context Macro Opportunities Fund (the "Fund") is a series of Context Capital Funds (the "Trust"), an open-end, management investment company (mutual fund). The Board of Trustees (the "Board") oversees the management of the Fund and meets periodically to review the Fund's performance, monitor investment activities and practices and discuss other matters affecting the Fund. Additional information regarding the Board and the Trust's executive officers may be found in the Fund's Statement of Additional Information (the "SAI"), which is available from the Adviser's website at www.contextam.com.

Investment Adviser and Subadviser

The Fund's adviser is Context Advisers II, L.P., 401 City Avenue, Suite 800, Bala Cynwyd, PA 19004. The Adviser is newly created therefore there are no assets to report as of the date of this Prospectus.

The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 and as a commodity pool operator under the Commodity Futures Trading Commission.

The Adviser receives an advisory fee at an annual rate equal to X.XX% of the Fund's average annual daily net assets and pays any subadvisory fees out of the fees it receives pursuant to the Investment Advisory Agreement. The Adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expenses on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses (as determined in the sole discretion of the Adviser)) of Investor Shares, Advisory Shares and Institutional Shares to X.XX%, X.XX% and X.XX%, respectively, through Month dd, yyyy ("Expense Cap"). The Adviser may be reimbursed by the Fund for fees waived and expenses reimbursed by the Adviser pursuant to the Expense Cap if such payment (1) is made within three years of the fee waiver or expense reimbursement and (2) does not cause the Net Annual Fund Operating Expense of a class to exceed the Expense Cap in place at the time the fees were waived. The Expense Cap may only be raised or eliminated with the consent of the Board. Net Annual Fund Operating Expenses will increase if exclusions from the Expense Cap apply.

A discussion summarizing the basis on which the Board approved the Fund Investment Advisory Agreement with the Adviser and the Fund Sub-Advisory Agreement between the Adviser and the Subadviser will be available in the Fund's annual report for the period ended December 31, 2014.

Subject to the general oversight of the Board, the Adviser is directly responsible for making the investment decisions for the Fund. The Adviser delegates the day-to-day management of the Fund to the following Subadviser. The Adviser retains overall supervisory responsibility of the general management and investment of the Fund's assets.

The Fund's subadviser, First Principles Capital Management, LLC, 140 Broadway, 21st Floor, New York, NY 10005 was founded in 2003 and provides advisory services for commercial and community banks, insurance companies, pension funds, endowments and foundations, industrial corporations, family offices, individuals and trusts.

Portfolio Managers

The Fund is managed by Douglas A. Dachille, Mark G. Alexandridis, David Ho, Mattan Horowitz and Prasad Kadiyala who are jointly and primarily responsible for the day-to-day management of the Fund's portfolio.

•Douglas A. Dachille has been a portfolio manager of the Fund since its inception in 2014. He is primarily responsible for strategy, overseeing all investments, and capital allocation across asset classes. Mr. Dachille currently serves as Chief Executive Officer and Chief Investment Officer of the Subadviser. Mr. Dachille has been at the Subadviser since inception (i.e., eleven years).

•Mark G. Alexandridis has been a portfolio manager of the Fund since its inception in 2014. He is primarily responsible for corporate credit-related assets. Mr. Alexandridis currently serves as Managing Director of Asset Management at the Subadviser. Mr. Alexandridis has been at the Subadviser for nine years.

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•David Ho has been a portfolio manager of the Fund since its inception in 2014. He is primarily responsible for U.S. rates and municipal asset classes. He currently serves as Managing Director of Asset Management at the Subadviser. Mr. Ho has been at the Subadviser for ten years.

•Mattan Horowitz has been a portfolio manager of the Fund since its inception in 2014. He is primarily responsible for mortgage asset classes. He currently serves as Vice President of Asset Management at the Subadviser. Prior to joining the Subadviser in July 2014, Mr. Horowitz worked as a Senior Trader and Vice President at BNP Paribas from June 2010-May 2014. From July 2009-May 2010, Mr. Horowitz worked as a Quantitative Analyst at Credit Suisse.

•Prasad Kadiyala has been a portfolio manager of the Fund since its inception in 2014. He is primarily responsible for corporate credit and derivatives strategies. He currently serves as Managing Director of Asset Management at the Subadviser. Mr. Kadiyala has been at the Subadviser for nine years.

The SAI provides additional information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and the ownership of Fund shares by the portfolio managers.

Other Service Providers

Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) ("Atlantic") provides fund accounting, fund administration, compliance and transfer agency services to the Fund and the Trust and supplies certain officers of the Trust, including a Principal Financial Officer, Chief Compliance Officer, Anti-Money Laundering Compliance Officer and additional compliance support personnel.

Foreside Fund Services, LLC (the "Distributor"), the Trust's principal underwriter, acts as the Trust's distributor in connection with the offering of Fund shares. The Distributor may enter into arrangements with banks, broker-dealers and other financial intermediaries through which investors may purchase or redeem shares. The Distributor is not affiliated with the Adviser or with Atlantic or their affiliates.

Fund Expenses

The Fund is charged for those expenses that are directly attributable to it, while other expenses are allocated proportionately among the Fund and other series of the Trust based upon methods approved by the Board. Expenses that are directly attributable to a specific class of shares, such as distribution fees and shareholder servicing fees, are charged directly to that class. The Adviser or other service providers may waive all or any portion of their fees and may reimburse certain expenses of the Fund. Any agreement to waive fees or to reimburse expenses increases the investment performance of the Fund and its applicable share classes for the period during which the waiver or reimbursement is in effect.

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Subadviser Related Performance

The following tables show the performance of a composite of all accounts managed by the Subadviser in this strategy. During the periods shown, the composite was comprised of <<>> accounts and had assets of $XX million, as of December 31, 2013. The investment objective and strategies of the accounts comprising the composite are substantially similar to those of the Context Macro Opportunities Fund.

The performance of the composite does not represent the historical performance of the Context Macro Opportunities Fund and should not be considered indicative of future performance of the Fund. Results may differ because of, among other factors, leverage limitations, differences in brokerage commissions, account expenses including management fees, the size of positions taken in relation to account size, diversification of the portfolio, liquidity, timing of purchases and sales and availability of cash for new investment.

The performance of the composite presented below is not calculated using the same methodology as that which is prescribed for performance calculations used by registered investment companies. The net-of-fee returns below are calculated by deducting all expenses and investment management fees of the accounts from gross returns. The accounts for which performance is presented are not subject to the same type of expenses as the Fund. If the Fund's fees and expenses had been used in calculating the composite's performance, the performance of the composite would have been lower.

In addition, the accounts comprising the composite are not subject to certain investment limitations, diversification requirements and other restrictions imposed by the 1940 Act, and the Internal Revenue Code of 1986, as amended (the "Code"), which if applicable, may have adversely affected the performance results of the composite. The results for different products may vary.

Total Returns

Year End	Composite	Benchmark(1)
2013	X.XX%	X.XX %
2012	X.XX %	X.XX %
2011	X.XX %	X.XX %
2010	X.XX %	X.XX %
2009	X.XX %	X.XX %
2008	X.XX %	X.XX %

Average Annual Total Returns
(For the periods ended December 31, 2013)

Period	Composite	Benchmark(1)
One Year	X.XX%	X.XX%
Five Years	X.XX%	X.XX%
Since Inception(2)	X.XX%	X.XX%

(1) BofA Merrill Lynch 3-Month Treasury Bill Index (reflects no deduction for fees or expenses)

(2) Since inception return is computed from <<Month d, yyyy>>.

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Your Account

How to Contact the Fund

E-mail the Fund at:

context@atlanticfundservices.com

Telephone the Fund at:

(855) 612-2257 (toll free)

Website Address:

www.contextam.com

Write the Fund:

Context Macro Opportunities Fund
P.O. Box 588
Portland, Maine 04112

Overnight Address:

Context Macro Opportunities Fund
c/o Atlantic Fund Services
Three Canal Plaza, Ground Floor
Portland, Maine 04101

Wire investments (or ACH payments):

Please contact the transfer agent at (855) 612-2257 (toll free) to obtain the ABA routing number and account number for the Fund.

General Information

You may purchase or sell (redeem) shares of the Fund on any day that the NYSE is open for business. Notwithstanding this fact, the Fund may, only in the case of an emergency, calculate its NAV and accept and process shareholder orders when the NYSE is closed.

You may purchase or sell shares of the Fund at the next NAV calculated (normally 4:00 p.m., Eastern Time) after the transfer agent or your approved broker-dealer or other financial intermediary receives your request in good order. "Good order" means that you have provided sufficient information necessary to process your request as outlined in this Prospectus, including any required signatures, documents, payment and Medallion Signature Guarantees. All requests to purchase or sell Fund shares received in good order prior to the Fund's close will receive that day's NAV. Requests received in good order after the Fund's close or on a day when the Fund does not value its shares will be processed on the next business day and will be priced at the next NAV. The Fund cannot accept orders that request a particular day or price for the transaction or any other special conditions.

Shares of the Fund will only be issued against full payment, as described more fully in this Prospectus and the SAI. The Fund does not issue share certificates.

If you purchase shares directly from the Fund, you will receive a confirmation of each transaction and quarterly statements detailing Fund balances and all transactions completed during the prior quarter. Automatic reinvestments of distributions and systematic investments and withdrawals may be confirmed only by quarterly statement. You should verify the accuracy of all transactions in your account as soon as you receive your confirmations and quarterly statements.

The Fund may temporarily suspend or discontinue any service or privilege, including systematic investments and withdrawals, wire redemption privileges and telephone or internet redemption privileges, if applicable. The Fund reserves the right to refuse any purchase request including, but not limited to, requests that could adversely affect the Fund or its operations. If the Fund were to refuse any purchase request, it would notify the purchaser within two business days of receiving a purchase request in good order.

When and How NAV is Determined. Each Fund class calculates its NAV as of the close of trading on the NYSE (normally 4:00 p.m., Eastern Time) on each weekday except days when the NYSE is closed. The NYSE is open every weekday, Monday through Friday, except on the following holidays: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. NYSE holiday schedules are subject to change without notice. The NYSE may close early on the day before each of these holidays and the day after Thanksgiving Day. To the extent that the Fund's portfolio investments trade in markets on days when the Fund is not open for business, the value of the Fund's assets may vary on those days. In addition, trading in certain portfolio investments may not occur on days that the Fund is open for business, as markets or exchanges other than the NYSE may be closed.

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The NAV of each Fund class is determined by taking the market value of the total assets of the class, subtracting the liabilities of the class and then dividing the result (net assets) by the number of outstanding shares of the class. Since the Fund may invest in securities that trade on foreign securities markets, which may be open on days other than a Fund business day, the value of the Fund's portfolio may change on days on which shareholders are not able to purchase or redeem Fund shares.

The Fund values securities for which market quotations are readily available, including exchange-traded investment companies, at current market value, except for certain short-term securities that are valued at amortized cost. Securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the NYSE on each Fund business day. In the absence of sales, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are readily available are generally valued at the mean between the current bid and asked price. Investments in non-exchange traded registered investment companies are valued at their NAVs.

Fixed-income securities may be valued at prices supplied by the Fund's pricing agent based on broker-supplied or dealer-supplied valuations or on matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.

Market quotations may not be readily available or may be unreliable if, among other things, (1) the exchange on which a Fund portfolio security is principally traded closes early, (2) trading in a portfolio security was halted during the day and did not resume prior to the time that the Fund calculates its NAV, or (3) events occur after the close of the securities markets on which the Fund's portfolio securities primarily trade but before the time the Fund calculates its NAV.

If market quotations are not readily available or the Fund reasonably believes that they are unreliable, the Fund will seek to value such securities at fair value, as determined in good faith using procedures approved by the Board. The Board has delegated day-to-day responsibility for fair valuation determinations in accordance with the procedures to a Valuation Committee composed of management members who are appointed to the Committee by the Board. The Committee makes such determinations under the supervision of the Board. Fair valuation may be based on subjective factors. As a result, the fair value price of a security may differ from that security's market price and may not be the price at which the security may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotations.

The Fund's investments in foreign securities are more likely to require a fair value determination than investments in domestic securities because circumstances may arise between the close of the market on which the securities trade and the time that the Fund values its portfolio securities. In determining fair value prices of foreign securities, the Fund may consider the performance of securities on their primary exchanges, foreign currency appreciation or depreciation, securities market movements in the U.S. and other relevant information as related to the securities.

Transactions Through Financial Intermediaries. The Fund has authorized certain financial services companies, broker-dealers, banks and other agents, including the designees of such entities (collectively, "financial intermediaries"), to accept purchase, exchange and redemption orders on the Fund's behalf. If you invest through a financial intermediary, the policies and fees of the financial intermediary may be different from the policies and fees if you had invested directly in the Fund. Among other things, financial intermediaries may charge transaction fees and may set different minimum investment restrictions or limitations on buying or selling Fund shares. You should consult your broker or another representative of your financial intermediary for more information.

The Fund will be deemed to have received a purchase or redemption order when a financial intermediary receives the order. All orders to purchase or sell shares are processed as of the next NAV calculated after the order has been received in good order by a financial intermediary. Orders are accepted until the close of trading on the NYSE every business day (normally 4:00 p.m., Eastern Time) and are processed, including by financial intermediaries, at that day's NAV.

Payments to Financial Intermediaries. The Fund and its affiliates (at their own expense) may pay compensation to financial intermediaries for shareholder-related services and, if applicable, distribution-related services, including

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administrative, recordkeeping and shareholder communication services. For example, compensation may be paid to make Fund shares available to sales representatives and/or customers of a fund supermarket platform or a similar program sponsor or for services provided in connection with such fund supermarket platforms and programs.

The amount of compensation paid to different financial intermediaries may vary. The compensation paid to a financial intermediary may be based on a variety of factors, including average assets under management in accounts distributed and/or serviced by the financial intermediary, gross sales by the financial intermediary and/or the number of accounts serviced by the financial intermediary that invest in the Fund. To the extent that the Fund pays all or a portion of such compensation, the payment is designed to compensate the financial intermediary for providing services that would otherwise be provided by the Fund's transfer agent and/or administrator.

The Adviser or another Fund affiliate, out of its own resources, may provide additional compensation to financial intermediaries. Such compensation is sometimes referred to as "revenue sharing." Compensation received by a financial intermediary from the Adviser or another Fund affiliate may include payments for shareholder servicing, marketing and/or training expenses incurred by the financial intermediary, including expenses incurred by the financial intermediary in educating its salespersons with respect to Fund shares. For example, such compensation may include reimbursements for expenses incurred in attending educational seminars regarding the Fund, including travel and lodging expenses. It may also cover costs incurred by financial intermediaries in connection with their efforts to sell Fund shares, including costs incurred in compensating registered sales representatives and preparing, printing and distributing sales literature.

Any compensation received by a financial intermediary, whether from the Fund or its affiliates, and the prospect of receiving such compensation, may provide the financial intermediary with an incentive to recommend the shares of the Fund, or a certain class of shares of the Fund, over other potential investments. Similarly, the compensation may cause financial intermediaries to elevate the prominence of the Fund within its organization by, for example, placing it on a list of preferred funds.

Anti-Money Laundering Program. Customer identification and verification are part of the Fund's overall obligation to deter money laundering under federal law. The Trust's Anti-Money Laundering Program is designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right, to the extent permitted by law, (1) to refuse, cancel or rescind any purchase order or (2) to freeze any account and/or suspend account services. These actions will be taken when, at the sole discretion of Trust management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authorities or applicable law. If your account is closed at the request of governmental or law enforcement authorities, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

Disclosure of Portfolio Holdings. A description of the Fund's policies and procedures with respect to the disclosure of portfolio securities is available in the Fund's SAI, which is available on the Adviser's website at www.contextam.com.

Choosing a Share Class

The Fund offers three classes of shares: Investor Shares, Advisory Shares and Institutional Shares. Each class has a different combination of purchase restrictions and ongoing fees, allowing you to choose the class that best meets your needs.

Investor Shares. Investor Shares of the Fund are for retail investors who invest in the Fund directly or through a fund supermarket or other investment platform. Investor Shares are not sold with the imposition of initial sales charges but are subject to a Rule 12b-1 fee of up to 0.25% of the Fund's average daily net assets. A lower minimum initial investment is required to purchase Investor Shares.

Advisory Shares. Advisory Shares of the Fund are designed for institutional investors (such as investment advisers, financial institutions, corporations, trusts, estates and religious and charitable organizations) investing for proprietary

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programs and firm discretionary accounts. Advisory Shares are sold without the imposition of initial sales charges and are subject to a Rule 12b-1 fee of up to 0.10% of the Fund's average daily net assets. A $100,000 minimum initial investment is required to purchase Advisory Shares.

Institutional Shares. Institutional Shares of the Fund are designed for institutional investors (such as investment advisers, financial institutions, corporations, trusts, estates and religious and charitable organizations) investing for proprietary programs and firm discretionary accounts. Institutional Shares are sold without the imposition of initial sales charges and are not subject to any Rule 12b-1 fees.

	Investor Shares	Advisory Shares	Institutional Shares
Minimum Initial Investment	$2,000	$100,000	$1,000,000
Sales Charges	None	None	None
Rule 12b-1 Distribution Fees	0.25%	0.10%	None

Under certain circumstances, an investor's investment in one class of shares of the Fund may be converted into an investment in the other class of shares of the Fund. No gain or loss will generally be recognized for federal income tax purposes as a result of such a conversion, and a shareholder's basis in the class of shares acquired will be the same as such shareholder's basis in the class of shares converted. Shareholders should consult their tax advisors regarding the state and local tax consequences of such a conversion, or any other exchange of shares.

Buying Shares

How to Make Payments. Unless purchased through a financial intermediary, all investments must be made by check, Automated Clearing House ("ACH") or wire. All checks must be payable in U.S. dollars and drawn on U.S. financial institutions. In the absence of the granting of an exception consistent with the Trust's Anti-Money Laundering Program, the Fund does not accept purchases made by credit card check, starter check, checks with more than one endorsement (unless the check is payable to all endorsees), cash or cash equivalents (for instance, you may not pay by money order, cashier's check, bank draft or traveler's check). The Fund and the Adviser also reserve the right to accept in kind contributions of securities in exchange for shares of the Fund.

Checks. Checks must be made payable to "Context Macro Opportunities Fund." For individual, sole proprietorship, joint, Uniform Gifts to Minors Act ("UGMA") and Uniform Transfers to Minors Act ("UTMA") accounts, checks may be made payable to one or more owners of the account and endorsed to "Context Macro Opportunities Fund." A $20 charge may be imposed on any returned checks.

ACH. The Automated Clearing House system maintained by the Federal Reserve Bank allows banks to process checks, transfer funds and perform other tasks. Your U.S. financial institution may charge you a fee for this service.

Wires. You may instruct the U.S. financial institution with which you have an account to make a federal funds wire payment to the Fund. Your U.S. financial institution may charge you a fee for this service.

Minimum Investments. The Fund accepts investments in the following minimum amounts:

	Minimum Initial Investment	Minimum Additional Investment
Investor Shares
Standard Accounts	$2,000	$200
Retirement Accounts	$250	$50
Advisory Shares
Standard Accounts	$100,000	None

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	Minimum Initial Investment	Minimum Additional Investment
Retirement Accounts	$100,000	None
Institutional Shares
Standard Accounts	$1,000,000	None
Retirement Accounts	$1,000,000	None

The Fund reserves the right to waive minimum investment amounts, if deemed appropriate by an officer of the Trust.

Registered investment advisers and financial planners may be permitted to aggregate the value of accounts in order to meet minimum investment amounts.

Account Requirements. The following table describes the requirements to establish certain types of accounts in the Fund.

Type of Account	Requirement
Individual, Sole Proprietorship and Joint Accounts Individual accounts and sole proprietorship accounts are owned by one person. Joint accounts have two or more owners (tenants).	•Instructions must be signed by all persons named as account owners exactly as their names appear on the account.
Gifts or Transfers to a Minor (UGMA, UTMA) These custodial accounts are owned by a minor child but controlled by an adult custodian.	•Depending on state laws, you may set up a custodial account under the UGMA or the UTMA. •The custodian must sign instructions in a manner indicating custodial capacity.
Corporations/Other Entities These accounts are owned by the entity, but control is exercised by its officers, partners or other management.

•The entity should submit a certified copy of its articles of incorporation (or a government-issued business license or other document that reflects the existence of the entity) and a corporate resolution or a secretary's certificate.

Trusts	•The trust must be established before an account may be opened. •The trust should provide the first and signature pages from the trust document identifying the trustees.

Account Application and Customer Identity Verification. To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions to obtain, verify and record information that identifies each person who opens an account.

When you open an account, the Fund will ask for your first and last name, U.S. taxpayer identification number ("TIN"), physical street address, date of birth and other information or documents that will allow the Fund to identify you. If you do not supply the required information, the Fund will attempt to contact you or, if applicable, your financial adviser. If the Fund cannot obtain the required information within a timeframe established in its sole discretion, your application will be rejected.

When your application is in good order and includes all required information, your order will normally be processed at the NAV next calculated after receipt of your application and investment amount. The Fund will attempt to verify your identity using the information that you have supplied and other information about you that is available from third parties, including information available in public and private databases, such as consumer reports from credit reporting agencies.

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The Fund will try to verify your identity within a timeframe established in its sole discretion. If the Fund cannot do so, the Fund reserves the right to redeem your investment at the next NAV calculated after the Fund decides to close your account. If your account is closed, you may realize a gain or loss on the Fund shares in the account. You will be responsible for any related taxes and will not be able to recoup any redemption fees assessed, if applicable.

Policy on Prohibition of Foreign Shareholders. The Fund requires that all shareholders be U.S. persons or U.S. resident aliens with a valid TIN (or show proof of having applied for a TIN and commit to provide a valid TIN within 60 days) in order to open an account with the Fund.

Investment Procedures. The following table describes the procedures for investing in the Fund.

How to Open an Account	How to Add to Your Account
Through a Financial Intermediary •Contact your financial intermediary using the method that is most convenient for you.	Through a Financial Intermediary •Contact your financial intermediary using the method that is most convenient for you.

By Check

•Call, write or e-mail the Fund or visit the Adviser's website for an account application.

•Complete the application (and other required documents, if applicable).

•Mail the Fund your original application (and other required documents, if applicable) and a check.

By Check •Fill out an investment slip from a confirmation or write the Fund a letter. •Write your account number on your check. •Mail the Fund the investment slip or your letter and the check.

By Wire

•Call, write or e-mail the Fund or visit the Adviser's website for an account application.

•Complete the application (and other required documents, if applicable).

•Call the Fund to notify the transfer agent that you are faxing your completed application (and other required documents, if applicable). The transfer agent will assign you an account number.

•Mail the Fund your original application (and other required documents, if applicable).

•Instruct your U.S. financial institution to wire money to the Fund.

By Wire •Instruct your U.S. financial institution to wire money to the Fund.

By ACH Payment (for Investor Shares only)

•Call, write or e-mail the Fund or visit the Adviser's website for an account application.

•Complete the application (and other required documents, if applicable).

•Call the Fund to notify the transfer agent that you are faxing your completed application (and other required documents, if applicable). The transfer agent will assign you an account number.

•Mail the Fund your original application (and other required documents, if applicable).

•The transfer agent will electronically debit your purchase proceeds from the U.S. financial institution identified on your account application.

•ACH purchases are limited to $25,000 per day.

By ACH Payment (for Investor Shares only)

•Call the Fund to request a purchase by ACH payment.

•The transfer agent will electronically debit your purchase proceeds from the U.S. financial institution account identified on your account application.

•ACH Purchases are limited to $25,000 per day.

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How to Open an Account	How to Add to Your Account

By Internet (for Investor Shares only)

•Access the Fund website.

•Complete the application online.

•The transfer agent will electronically debit your purchase proceeds from the U.S. financial institution account identified on your account application. The account opening amount is limited to $25,000 (if you would like to invest more than $25,000, you may make the investment by check or wire).

By Internet (for Investor Shares only)

•Log on to your account from the Fund website.

•Select the "Purchase" option under the "Account Listing" menu.

•Follow the instructions provided.

•The transfer agent will electronically debit your purchase proceeds from the U.S. financial institution account identified on your account application. Subsequent purchases are limited to $25,000 per day (if you would like to invest more than $25,000, you may make the investment by check or wire).

Systematic Investments. You may establish a systematic investment plan to automatically invest a specific amount of money (up to $25,000 per day) into your account on a specified day and frequency not to exceed two investments per month. Payments for systematic investments are automatically debited from your designated savings or checking account via ACH. Systematic investments must be for at least $200 per occurrence. If you wish to enroll in a systematic investment plan, complete the appropriate section on the account application. Your signed account application must be received at least three business days prior to the initial transaction. The Fund may terminate or modify this privilege at any time. You may terminate your participation in a systematic investment plan by notifying the Fund at least two days in advance of the next withdrawal.

A systematic investment plan is a method of using dollar cost averaging as an investment strategy that involves investing a fixed amount of money at regular time intervals. However, a program of regular investment cannot ensure a profit or protect against a loss as a result of declining markets. By continually investing the same amount, you will be purchasing more shares when the price is lower and fewer shares when the price is higher. Please call (855) 612-2257 (toll free) for additional information regarding systematic investment plans.

Frequent Trading. Frequent trading by a Fund shareholder may pose risks to other shareholders in the Fund, including (1) the dilution of the Fund's NAV, (2) an increase in the Fund's expenses, and (3) interference with the portfolio manager's ability to execute efficient investment strategies. Because of the potential harm to the Fund and its long term shareholders, the Board of Trustees has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the Fund may limit additional purchases of shares by shareholders who are believed by the Fund to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of shares. In cases where surveillance of a particular account establishes what the Fund identifies as market timing, the Fund will seek to block future purchases of shares by that account. Where surveillance of a particular account indicates activity that the Fund believes could be either abusive or for legitimate purposes, the Fund may permit the account holder to justify the activity. The policies and procedures will be applied uniformly to all shareholders and the Fund will not accommodate market timers.

The Fund will assess the effectiveness of current policies and surveillance tools on an ongoing basis, and the Board of Trustees reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the Fund or other techniques that may be adopted in the future, may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the Fund is unable to detect and deter trading abuses, the Fund's performance, and its long term shareholders, may be harmed. In addition, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of shares, even when the trading is not for abusive purposes.

Canceled or Failed Payments. The Fund accepts checks and ACH payments at full value subject to collection. If the Fund does not receive your payment for shares or you pay with a check or ACH payment that does not clear, your

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purchase will be canceled within two business days of notification from your bank that your funds did not clear. You will be responsible for any actual losses and expenses incurred by the Fund or the transfer agent. The Fund and its agents have the right to reject or cancel any purchase request due to non-payment.

Selling Shares

Redemption orders received in good order will be processed at the next calculated NAV. The right of redemption may not be suspended, except for any period during which (1) the NYSE is closed (other than customary weekend and holiday closings) or the Securities and Exchange Commission (the "SEC") determines that trading thereon is restricted, (2) an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund to determine fairly the value of its net assets, or (3) the SEC has entered a suspension order for the protection of the shareholders of the Fund.

If the Fund has not yet collected payment for the shares being sold, it may delay sending redemption proceeds until such payment is collected, which may be up to 15 calendar days.

How to Sell Shares from Your Account
Through a Financial Intermediary •If you purchased shares through your financial intermediary, your redemption order must be placed through the same financial intermediary.

By Mail

•Prepare a written request including:

•your name(s) and signature(s);

•your account number;

•the Fund name and class;

•the dollar amount or number of shares you want to sell;

•how and where to send the redemption proceeds;

•a Medallion Signature Guarantee (if required); and

•other documentation (if required).

•Mail the Fund your request and documentation.

By Telephone

•Call the Fund with your request, unless you declined telephone redemption privileges on your account application.

•Provide the following information:

•your account number;

•the exact name(s) in which the account is registered; and

•additional form of identification.

•Redemption proceeds will be mailed to you by check or electronically credited to your account at the U.S. financial institution identified on your account application.

By Systematic Withdrawal

•Complete the systematic withdrawal section of the application.

•Attach a voided check to your application.

•Mail the completed application to the Fund.

•Redemption proceeds will be mailed to you by check or electronically credited to your account at the U.S. financial institution identified on your account application.

By Internet (for Investor Shares only)

•Log on to your account from the Fund website.

•Select the "Redemption" option under the "Account Listing" menu.

•Follow the instructions provided.

•Redemption proceeds will be electronically credited to your account at the U.S. financial institution identified on your account application.

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Wire Redemption Privileges. You may redeem your shares with proceeds payable by wire unless you declined wire redemption privileges on your account application. The minimum amount that may be redeemed by wire is $5,000.

Telephone Redemption Privileges. You may redeem your shares by telephone, unless you declined telephone redemption privileges on your account application. You may be responsible for an unauthorized telephone redemption order as long as the transfer agent takes reasonable measures to verify that the order is genuine. Telephone redemption orders may be difficult to complete during periods of significant economic or market activity. If you are not able to reach the Fund by telephone, you may mail us your redemption order.

Systematic Withdrawals. You may establish a systematic withdrawal plan to automatically redeem a specific amount of money or shares from your account on a specified day and frequency not to exceed one withdrawal per month. Payments for systematic withdrawals are sent by check to your address of record, or if you so designate, to your bank account by ACH payment. To establish a systematic withdrawal plan, complete the systematic withdrawal section of the account application. The plan may be terminated or modified by a shareholder or the Fund at any time without charge or penalty. You may terminate your participation in a systematic withdrawal plan at any time by contacting the Fund sufficiently in advance of the next withdrawal.

A withdrawal under a systematic withdrawal plan involves a redemption of Fund shares and may result in a gain or loss for federal income tax purposes. Please call (855) 612-2257 (toll free) for additional information regarding systematic withdrawal plans.

Signature Guarantee Requirements. To protect you and the Fund against fraud, signatures on certain requests must have a Medallion Signature Guarantee. A Medallion Signature Guarantee verifies the authenticity of your signature. You may obtain a Medallion Signature Guarantee from most banking institutions or securities brokers but not from a notary public. Written instructions signed by all registered shareholders with a Medallion Signature Guarantee for each shareholder are required for any of the following:

•written requests to redeem $100,000 or more;

•changes to a shareholder's record name or account registration;

•paying redemption proceeds from an account for which the address has changed within the last 30 days;

•sending redemption and distribution proceeds to any person, address or financial institution account not on record;

•sending redemption and distribution proceeds to an account with a different registration (name or ownership) from your account; and

•adding or changing ACH or wire instructions, the telephone redemption or exchange option or any other election in connection with your account.

The Fund reserves the right to require Medallion Signature Guarantees on all redemptions.

Redemption Fee. If you redeem your shares in the Fund within 90 days of purchase, you will be charged a 2.00% redemption fee. The fee is charged for the benefit of the Fund's remaining shareholders and will be paid to the Fund to help offset transaction costs.

To calculate the redemption fee (after first redeeming any shares associated with reinvested distributions), the Fund will use the first-in, first-out (FIFO) method to determine the holding period. Under this method, the date of the redemption will be compared with the earliest purchase date of shares in the account.

The following redemptions are exempt from application of the redemption fee if you request the exemption at the time the redemption request is made:

•redemption of shares in a deceased shareholder's account;

•redemption of shares in an account of a disabled individual (disability of the shareholder as determined by the Social Security Administration);

•redemption of shares purchased through a dividend reinvestment program;

•redemption of shares pursuant to a systematic withdrawal plan;

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•redemptions in a qualified retirement plan under section 401(a) of the Internal Revenue Code ("IRC") or a plan operating consistent with Section 403(b) of the IRC; and

•redemptions from share transfers, rollovers, re-registrations within the same fund or conversions from one share class to another within the Fund, if applicable.

The Fund may require appropriate documentation of eligibility for exemption from application of the redemption fee.

Certain financial intermediaries that collect a redemption fee on behalf of the Fund may not recognize one or more of the exceptions to the redemption fee listed above. Financial intermediaries may not be able to assess a redemption fee under certain circumstances due to operational limitations (i.e., on the Fund's shares transferred to the financial intermediary and subsequently liquidated). Certain financial intermediaries may waive the redemption fee, subject to approval of a Fund officer. Customers purchasing shares through a financial intermediary should contact the financial intermediary or refer to the customer's account agreement or plan document for information about how the redemption fee is treated. If a financial intermediary that maintains an account with the transfer agent for the benefit of its customers collects a redemption fee for the Fund, no redemption fee will be charged directly to the financial intermediary's account by the Fund.

Small Account Balances. If the value of your account falls below the minimum account balances in the following table, the Fund may ask you to increase your balance. If the account value is still below the minimum balance after 60 days, the Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below these amounts solely as a result of Fund performance.

Minimum Account Balance	Investor Shares	Advisory Shares	Institutional Shares
Standard Accounts	$XXX	$XXX	$XXX
Retirement Accounts	$XXX	$XXX	$XXX

Redemptions in Kind. Pursuant to an election filed with the SEC, under certain circumstances the Fund may pay redemption proceeds in portfolio securities rather than in cash. If the Fund redeems shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the costs of liquidating the securities (such as brokerage costs) and the possibility of a lack of a liquid market for those securities. Please see the SAI for more details on redemptions in kind.

Lost Accounts. The transfer agent will consider your account lost if correspondence to your address of record is returned as undeliverable on two consecutive occasions, unless the transfer agent determines your new address. When an account is lost, all distributions on the account will be reinvested in additional shares of the Fund. In addition, the amount of any outstanding check (unpaid for six months or more) and checks that have been returned to the transfer agent may be reinvested at the current NAV, and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance but will be held in a different account. Any of your unclaimed property may be transferred to the state of your last known address if no activity occurs in your account within the time period specified by that state's law.

Distribution and Shareholder Service Fees. The Trust has adopted a Rule 12b-1 plan under which the Fund pays the Distributor a fee up to 0.25% and 0.10% of the average daily net assets of Investor Shares and Advisory Shares, respectively, for distribution services and/or the servicing of shareholder accounts.

Because the Investor Shares and Advisory Shares may pay distribution fees on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The Distributor may pay any fee received under the Rule 12b-1 plan to the Adviser or other financial intermediaries that provide distribution and shareholder services with respect to Investor Shares and Advisory Shares.

In addition to paying fees under the Rule 12b-1 plan, the Fund may pay service fees to financial intermediaries for administration, recordkeeping and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.

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Exchanging Shares

You may exchange Fund shares for shares of other Context Macro Opportunities Fund. For a list of funds available for exchange, call the transfer agent. Be sure to confirm with the transfer agent that the Fund into which you exchange is available for sale in your jurisdiction. Funds available for exchange may not be available for purchase in your jurisdiction. Because exchanges are a sale and purchase of shares, they may have tax consequences.

Requirements.You may make exchanges only between identically registered accounts (name(s), address, and taxpayer ID number). There is no limit on exchanges, but the Funds reserve the right to limit exchanges. You may exchange your shares by mail or telephone, unless you declined telephone redemption privileges on your account application. You may be responsible for any unauthorized telephone exchange order as long as the transfer agent takes reasonable measures to verify that the order is genuine.

How to Exchange
Through a Financial Intermediary •Contact your financial intermediary by the method that is most convenient for you.

By Mail

•Prepare a written request including:

•your name(s) and signature(s);

•your account number;

•the name of each Fund you are exchanging;

•the dollar amount or number of shares you want to sell (and exchange);

•a Medallion Signature Guarantee (if required); and

•other documentation (if required).

•Complete a new account application if you are requesting different shareholder privileges in the Fund into which you are exchanging.

•Mail the Fund your request and documentation.

By Telephone

•Call the Fund with your request, unless you declined telephone redemption privileges on your account application.

•Provide the following information:

•your account number;

•exact name(s) in which the account is registered; and

•additional form of identification.

By Internet (for Investor Shares only) •Logon to your account from the Fund website. •Select the "Exchange" option under the "Account Listing" menu. •Follow the instructions provided.

Retirement Accounts

You may invest in shares of the Fund through an IRA, including traditional and Roth IRAs, also known as a "Qualified Retirement Account." The Fund may also be appropriate for other retirement plans, such as 401(k) plans. Before investing in an IRA or other retirement account, you should consult your tax advisor. Whenever making an investment in an IRA or certain retirement plans, be sure to indicate the year to which the contribution is attributed.

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Other Information

Tax Status, Dividends and Distributions. Any sale or exchange of the Fund's shares may generate tax liability (unless you are a tax- exempt investor or your investment is in a qualified retirement account). When you redeem your shares you may realize a taxable gain or loss. This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold. To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in the Fund. Due to recent legislation, the Fund (or its administrative agent) is required to report to the IRS and furnish to shareholders the cost basis information for sale transactions of shares purchased on or after January 1, 2012. Please see the SAI for more information relating to this legislation.

The Fund intends to distribute substantially all of its net investment income annually and net-realized capital gains annually in December. Both types of distributions will be reinvested in shares of the Fund. Alternatively, you may choose to have your distributions of $10 or more sent directly to your bank account or paid to you by check. However, if a distribution is less than $10, your proceeds will be reinvested. If five or more of your distribution checks remain uncashed after 180 days, all subsequent distributions may be reinvested. Dividends from investment company taxable income (including dividends, interest and any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income (or qualified dividends, as described below), while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares. A portion of the dividends paid by the Fund may be eligible for treatment as "qualified dividend income," which is taxable to individuals at the long-term capital gain rates. Any dividends or capital gain distributions you receive from the Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash. Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January. Each year the Fund will inform you of the amount and type of your distributions.

IRAs and other qualified retirement plans are exempt from federal income taxation until retirement proceeds are paid out to the participant.

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment is the difference between the tax basis of your shares, taking into account any sales charges, and the amount you receive when you sell them. A capital gain or loss will be long-term or short-term, generally depending upon how long you held your shares.

An additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person's "modified adjusted gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds a threshold amount.

On the account application, you will be asked to certify that your social security number or other taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Fund to withhold a percentage of any dividend, redemption or exchange proceeds. The Fund reserves the right to reject any application that does not include a certified social security or taxpayer identification number. If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending. The Fund may elect to withhold taxes if a number is not delivered to the Fund within seven days.

This summary is not intended to be and should not be construed to be legal or tax advice. You should consult your own tax advisers to determine the tax consequences of owning the Fund's shares.

Organization. The Trust is a Delaware statutory trust, and the Fund is a series thereof. The Fund does not expect to hold shareholders' meetings unless required by federal or Delaware law. Shareholders of each series of the Trust are

39

entitled to vote at shareholders' meetings unless a matter relates only to a specific series (such as the approval of an advisory agreement for the Fund). From time to time, large shareholders may control the Fund or the Trust.

40

Financial Highlights

Financial Highlights are not provided because the Fund had not commenced operations prior to the date of this Prospectus.

41

Context Macro Opportunities Fund

Investor Shares («Fund1Class1_Ticker»)
Advisory Shares («Fund1Class2_Ticker»)
Institutional Shares («Fund1Class3_Ticker»)

Annual and Semi-Annual Reports

Additional information about the Fund's investments will be available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information ("SAI")

The SAI provides more detailed information about the Fund and is incorporated by reference into, and is legally part of, this Prospectus.

Contacting the Fund

You may obtain free copies of the annual and semi-annual reports and the SAI, request other information and discuss your questions about the Fund by contacting the Fund at:

Context Macro Opportunities Fund
P.O. Box 588
Portland, Maine 04112
(855) 612-2257 (toll free)

context@atlanticfundservices.com

www.contextam.com

The Fund's Prospectus, SAI and annual and semi-annual reports will be available, without charge, on the Adviser's website at: www.contextam.com.

Securities and Exchange Commission Information

You may also review and copy the Fund's annual and semi-annual reports, the SAI and other information about the Fund at the Public Reference Room of the SEC. The scheduled hours of operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You may obtain copies of this information, for a duplication fee, by e-mailing or writing to:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-1520
e-mail: publicinfo@sec.gov

Fund information, including copies of the annual and semi-annual reports and the SAI, is available on the SEC's website at www.sec.gov.

Distributor
Foreside Fund Services, LLC
www.foreside.com

Investment Company Act File No. 811-22897

256-PRU2-1114

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

STATEMENT OF ADDITIONAL INFORMATION

November 10, 2014

Context Macro Opportunities Fund

A series of Context Capital Funds

Investor Shares («Fund1Class1_Ticker»)
Advisory Shares («Fund1Class2_Ticker»)
Institutional Shares («Fund1Class3_Ticker»)

Investment Adviser:

Context Advisers II, L.P.
401 City Avenue, Suite 800
Bala Cynwyd, PA 19004

Account Information and Shareholder Services:

Context Macro Opportunities Fund
P.O. Box 588
Portland, Maine 04112
(855) 612-2257 (toll free)
context@atlanticfundservices.com
www.contextam.com

This Statement of Additional Information (the "SAI") supplements the prospectus dated November 10, 2014, as it may be amended from time to time (the "Prospectus"), offering Investor Shares, Advisory Shares and Institutional Shares of Context Macro Opportunities Fund (the "Fund"), a separate series of Context Capital Funds (the "Trust"). This SAI is not a prospectus and should only be read in conjunction with the Prospectus. You may obtain the Prospectus without charge by contacting Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) ("Atlantic" or "Administrator") at the address, telephone number or e-mail address listed above. You may also obtain the Prospectus on the Adviser's website listed above. This SAI is incorporated by reference into the Prospectus. In other words, it is legally a part of the Prospectus.

The Fund has not commenced operations as of the date hereof and thus the Fund's financial statements are not available at this time. Copies of the Fund's Annual Report may be obtained, when they are available, without charge and upon request, by contacting Atlantic at the address, telephone number or e-mail address listed above. You may also obtain copies of the Annual Report and Semi-Annual Report on the Adviser's website listed above.

KEY DEFINED TERMS

As used in this SAI, the following terms have the meanings listed.

"1933 Act" means the Securities Act of 1933, as amended, including rules, regulations, SEC interpretations, and any exemptive orders or interpretive relief promulgated thereunder.

"1940 Act" means the Investment Company Act of 1940, as amended, including rules, regulations, SEC interpretations, and any exemptive orders or interpretive relief promulgated thereunder.

"Adviser" means Context Advisers II, L.P., the Fund's investment adviser.

"Board" means the Board of Trustees of the Trust.

"CFTC" means the U.S. Commodity Futures Trading Commission.

"Fitch" means Fitch, Inc.

"Independent Trustees" means trustees who are not interested persons of the Trust, as defined in Section 2(a)(19) of the 1940 Act.

"Moody's" means Moody's Investors Services, Inc.

"NAV" means net asset value per share.

"S&P" means Standard & Poor's Rating Services.

"SEC" means the U.S. Securities and Exchange Commission.

"State" means any State of the United States, the District of Columbia, the U.S. Virgin Islands or any other possession of the United States.

"Subadviser" means each of First Principles Capital Management, LLC, the Fund's subadvisers.

INVESTMENT POLICIES AND RISKS

The Fund is a non-diversified series of the Trust. This section supplements, and should be read in conjunction with, the Prospectus. The following are descriptions of the permitted investments and investment practices of the Fund and the associated risks. Please see the Prospectus for a discussion of the Fund's investment objective, principal investment strategies and principal risks.

Debt securities and related investments

Debt securities rating information

An "investment-grade" rating means that the instrument or issuer is considered investment-grade by Moody's, S&P, Fitch, or another credit rating agency designated by the SEC as a nationally-recognized statistical rating organization ("NRSRO"). Debt securities ratings of Baa3 or above by Moody's or BBB- or above by S&P or Fitch are considered investment-grade instruments. A rated security may cease to be rated or its rating may be reduced below an investment-grade rating subsequent to purchase by the Fund. Debt securities rated lower than Baa3 by Moody's or BBB- by S&P or Fitch are considered below investment-grade quality and are obligations of obligors that are generally considered speculative with respect to the obligor's continuing ability to meet principal and interest payments and are therefore subject to greater investment risk, including the possibility of increased market price volatility, or obligor default and bankruptcy. Debt securities rated lower than investment-grade tend to be less marketable than higher-quality bonds because the market for them is less broad, and the market for unrated bonds is generally even less broad. The Fund may invest in debt securities of any rating, including securities that are in default or bankruptcy at the time of purchase.

Please see Appendix A of this SAI for a description of each rating category of Moody's, S&P and Fitch.

Below investment grade debt securities or comparable unrated securities are commonly referred to as "junk bonds" and are considered predominantly speculative and may be questionable as to principal and interest payments. Changes in economic conditions are more likely to lead to a weakened capacity to make principal payments and interest payments. The issuers of high yield securities also may be more adversely affected than issuers of higher rated securities by specific corporate or governmental developments or the issuers' inability to meet specific projected business forecasts. The amount of high yield securities outstanding has proliferated as an increasing number of issuers have used high yield securities for corporate financing. The recent economic downturn has severely affected the ability of many highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on the Fund's net asset value to the extent that it invests in such securities. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings or to take other steps to protect its investment in an issuer.

The secondary market for high yield securities is not usually as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund's ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, such as those recently prevailing, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these and other circumstances, may be less than the prices used in calculating the Fund's net asset value.

Since investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which the Fund may invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

Lower rated and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. However, lower rated securities generally involve greater risks of loss of income and principal than higher rated securities.

U.S. government securities

U.S. government securities in which the Fund invests include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency, authority or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farm Service Agency, Export-Import Bank of the U.S., Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, National Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks ("FHLBs"), Federal Home Loan Mortgage Corporation ("FHLMC"), Federal National Mortgage Association ("FNMA"), Maritime Administration, Tennessee Valley Authority and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the FHLBs; (ii) the discretionary authority of the U.S. government to purchase the agency's obligations, such as securities of FNMA; or (iii) only the credit of the issuer. Although the U.S. government provided financial support to FNMA and FHLMC in the past, no assurance can be given that the U.S. government will provide financial support in the future to these or other U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed; and (iii) as a result of initiatives introduced in response to the recent financial market difficulties, securities of commercial issuers or financial institutions that qualify for guarantees by U.S. government agencies like the Federal Deposit Insurance Corporation. The secondary market for certain loan participations described above is limited and, therefore, the participations may be regarded as illiquid.

U.S. government securities may include zero coupon securities that may be purchased when yields are attractive and/or to enhance portfolio liquidity. Zero coupon U.S. government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance.

Zero coupon U.S. government securities do not require the periodic payment of interest. These investments may experience greater volatility in market value than U.S. government securities that make regular payments of interest. The Fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations, in which case the Fund will forgo the purchase of additional income producing assets with these funds. Zero coupon U.S. government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

Convertible debt securities

The Fund may invest in convertible debt securities which are debt obligations convertible at a stated exchange rate or formula into common stock or other equity securities. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently may be of higher quality and entail less risk than the issuer's common stock. As with all debt securities, the market values of convertible securities tend to increase when interest rates decline and, conversely, tend to decline when interest rates increase. Depending on the relationship of the conversion price to the market value of the underlying securities, convertible securities may trade more like equity securities than debt securities.

A convertible security entitles the holder to receive interest that is generally paid or accrued until the convertible security matures, or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics, in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instruments. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could result in losses to the Fund.

Municipal obligations

The Fund may purchase municipal obligations. The term "municipal obligations" generally is understood to include debt obligations issued by municipalities to obtain funds for various public purposes, the income from which is, in the opinion of bond counsel to the issuer, excluded from gross income for U.S. federal income tax purposes. In addition, if the proceeds from private activity bonds are used for the construction, repair or improvement of privately operated industrial or commercial facilities, the interest paid on such bonds may be excluded from gross income for U.S. federal income tax purposes, although current federal tax laws place substantial limitations on the size of these issues. The Fund's distributions of any interest it earns on municipal obligations will be taxable as ordinary income to shareholders that are otherwise subject to tax.

The two principal classifications of municipal obligations are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Sizable investments in these obligations could involve an increased risk to the Fund should any of the related facilities experience financial difficulties.

Private activity bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. There are, of course, variations in the security of municipal obligations, both within a particular classification and between classifications.

Mortgage-backed securities

The Fund may invest in mortgage pass-through certificates and multiple-class pass-through securities, such as real estate mortgage investment conduits ("REMIC") pass-through certificates, collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities ("SMBS"), and other types of mortgage-backed securities ("MBS") that may be available in the future. A mortgage-backed security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages.

Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Mortgage-backed securities often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities' effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of the portfolio at the time the Fund receives the payments for reinvestment. Mortgage-backed securities may have less potential for capital appreciation than comparable fixed-income securities, due to the likelihood of increased prepayments of mortgages as interest rates decline. If the Fund buys mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid.

The value of mortgage-backed securities may also change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole. Non-governmental mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than governmental issues.

Through its investments in mortgage-backed securities, including those that are issued by private issuers, the Fund may have exposure to subprime loans as well as to the mortgage and credit markets generally. Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or "SPVs") and other entities that acquire and package mortgage loans for resale as MBS.

Unlike mortgage-backed securities issued or guaranteed by the U. S. government or one of its sponsored entities, mortgage-backed securities issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by an SPV in multiple classes or "tranches", with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of "reserve funds" (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and "overcollateralization" (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

In addition, mortgage-backed securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-backed securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-backed securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-backed securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private mortgage-backed securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

The risk of non-payment is greater for mortgage-backed securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

If the Fund purchases subordinated mortgage-backed securities, the subordinated mortgage-backed securities may serve as a credit support for the senior securities purchased by other investors. In addition, the payments of principal and interest on these subordinated securities generally will be made only after payments are made to the holders of securities senior to the Fund's securities. Therefore, if there are defaults on the underlying mortgage loans, the Fund will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss.

Privately issued mortgage-backed securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-backed securities held in the portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

In the case of private issue mortgage-related securities whose underlying assets are neither U.S. government securities nor U.S. government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Guaranteed mortgage pass-through securities. Guaranteed mortgage pass-through securities represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. government or one of its agencies or instrumentalities, including but not limited to GNMA, FNMA and FHLMC. GNMA certificates are guaranteed by the full faith and credit of the U.S. government for timely payment of principal and interest on the certificates. FNMA certificates are guaranteed by FNMA, a federally chartered and privately owned corporation, for full and timely payment of principal and interest on the certificates. FHLMC certificates are guaranteed by FHLMC, a corporate instrumentality of the U.S. government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Because there are no direct or indirect government or agency guarantees of payments in pools created by such non-governmental issuers, they generally offer a higher rate of interest than government and government-related pools. Timely payment of interest and principal of these pools may be supported by insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Mortgage-related securities without insurance or guarantees may be purchased if the Subadviser determines that the securities meet the Fund's quality standards. Mortgage-related securities issued by certain private organizations may not be readily marketable.

Multiple-class pass-through securities and collateralized mortgage obligations ("CMOs"). CMOs and REMIC pass-through or participation certificates may be issued by, among others, U.S. government agencies and instrumentalities as well as private issuers. REMICs are CMO vehicles that qualify for special tax treatment under the Internal Revenue Code of 1986, as amended (the "Code") and invest in mortgages principally secured by interests in real property and other investments permitted by the Code. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis.

Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.

Stripped mortgage-backed securities ("SMBS"). SMBS are multiple-class mortgage-backed securities that are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The Fund may invest in SMBS that are usually structured with two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. A typical SMBS will have one class receiving some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect. The Subadviser may determine that certain stripped mortgage-backed securities issued by the U.S. government, its agencies or instrumentalities are not readily marketable. If so, these securities, together with privately-issued stripped mortgage-backed securities, will be considered illiquid for purposes of the Fund's limitation on investments in illiquid securities. The yields and market risk of interest-only and principal-only SMBS, respectively, may be more volatile than those of other fixed-income securities.

The Fund also may invest in planned amortization class ("PAC") and target amortization class ("TAC") CMO bonds which involve less exposure to prepayment, extension and interest rate risks than other mortgage-backed securities, provided that prepayment rates remain within expected prepayment ranges or "collars." To the extent that the prepayment rates remain within these prepayment ranges, the residual or support tranches of PAC and TAC CMOs assume the extra prepayment, extension and interest rate risks associated with the underlying mortgage assets.

Other risk factors associated with mortgage-backed securities. Investing in mortgage-backed securities involves certain risks, including the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. In addition, investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities. However, due to adverse tax consequences under current tax laws, the Fund does not intend to acquire "residual" interests in REMICs. Further, the yield characteristics of mortgage-backed securities differ from those of traditional fixed-income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates of the underlying instrument, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment.

Under certain interest rate and prepayment rate scenarios, the Fund may fail to recoup fully its investment in mortgage-backed securities notwithstanding any direct or indirect governmental, agency or other guarantee. When the Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may obtain a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, mortgage-backed securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.

Asset-backed securities

The Fund may invest in asset-backed securities, which are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided. The underlying assets (e.g., loans) are subject to prepayments which shorten the securities' weighted average maturity and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or trust providing the credit support or enhancement. There may be no perfected security interest in the collateral that relates to the financial assets that support asset-backed securities. Asset backed securities have many of the same characteristics and risks as mortgage-backed securities.

The Fund may purchase commercial paper, including asset-backed commercial paper ("ABCP") that is issued by structured investment vehicles or other conduits. These conduits may be sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities. ABCP typically refers to a debt security with an original term to maturity of up to 270 days, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit's underlying asset portfolio and the conduit's ability to issue new ABCP. Therefore, there could be losses to the Fund investing in ABCP in the event of credit or market value deterioration in the conduit's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit's inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections, such as credit enhancement, liquidity support, and commercial paper stop-issuance and wind-down triggers. However there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP.

Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity through the issue of additional ABCP. This may delay the sale of the underlying collateral and the Fund may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes are typically of a lower credit quality and have a higher risk of default. The Fund purchasing these subordinated notes will therefore have a higher likelihood of loss than investors in the senior notes.

Asset-backed securities include collateralized debt obligations ("CDOs"), such as collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. A CBO is a trust backed by a pool of fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses. Certain CDOs may use derivatives, such as credit default swaps, to create synthetic exposure to assets rather than holding such assets directly.

The trust is typically split into two or more portions, called tranches, varying in credit quality and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and helps protect the other, more senior tranches from default. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and the disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities. However, an active dealer market may exist under some market conditions for some CDOs. In addition to the normal risks associated with fixed-income securities (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Subordinated securities

The Fund may also invest in other types of fixed-income securities which are subordinated or "junior" to more senior securities of the issuer, or which represent interests in pools of such subordinated or junior securities. Such securities may include so-called "high yield" or "junk" bonds (i.e., bonds that are rated below investment grade by a rating agency or that are of equivalent quality) and preferred stock. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). As a result, subordinated or junior securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

Structured securities

The Fund may invest in structured securities. The value of the principal and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the Reference. The terms of the structured securities may provide in certain circumstances that no principal is due at maturity and therefore may result in a loss of the Fund's investment.

Changes in the interest rate or principal payable at maturity may be a multiple of the changes in the value of the Reference. Structured securities are a type of derivative instrument and the payment and credit qualities from these securities derive from the assets embedded in the structure from which they are issued. Structured securities may entail a greater degree of risk than other types of fixed-income securities.

Floating Rate Loans and Other Debt Securities. Floating rate loans consist generally of obligations of companies or other entities (collectively, "borrowers") incurred for the purpose of reorganizing the assets and liabilities of a borrower (recapitalization); acquiring another company (acquisition); taking over control of a company (leveraged buyout); temporary financing (bridge loan); or refinancings, internal growth, or other general business purposes. Floating rate loans are often obligations of borrowers who are highly leveraged.

Floating rate loans may be structured to include both term loans, which are generally fully funded at the time of the making of the loan, and revolving credit facilities, which would require additional investments upon the borrower's demand. A revolving credit facility may require a purchaser to increase its investment in a floating rate loan at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

Floating rate loans may be acquired by direct investment as a lender, as a participation interest (which represents a fractional interest in a floating rate loan) issued by a lender or other financial institution, or as an assignment of the portion of a floating rate loan previously attributable to a different lender.

A floating rate loan offered as part of the original lending syndicate typically is purchased at par value. As part of the original lending syndicate, a purchaser generally earns a yield equal to the stated interest rate. In addition, members of the original syndicate typically are paid a commitment fee. In secondary market trading, floating rate loans may be purchased or sold above, at, or below par, which can result in a yield that is below, equal to, or above the stated interest rate, respectively. At certain times when reduced opportunities exist for investing in new syndicated floating rate loans, floating rate loans may be available only through the secondary market. There can be no assurance that an adequate supply of floating rate loans will be available for purchase.

Historically, floating rate loans have not been registered with the SEC or any state securities commission or listed on any securities exchange. As a result, the amount of public information available about a specific floating rate loan historically has been less extensive than if the floating rate loan were registered or exchange-traded.

Purchasers of floating rate loans and other forms of debt securities depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the security may be adversely affected. Floating rate loans and other debt securities that are fully secured provide more protections than unsecured securities in the event of failure to make scheduled interest or principal payments. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Some floating rate loans and other debt securities are not rated by any nationally recognized statistical rating organization. In connection with the restructuring of a floating rate loan or other debt security outside of bankruptcy court in a negotiated work-out or in the context of bankruptcy proceedings, equity securities or junior debt securities may be received in exchange for all or a portion of an interest in the security.

From time to time the Subadviser and its affiliates may borrow money from various banks in connection with their business activities. These banks also may sell floating rate loans to the Fund or acquire floating rate loans from the Fund, or may be intermediate participants with respect to floating rate loans owned by the Fund. These banks also may act as agents for floating rate loans that the Fund owns.

The following paragraphs pertain to floating rate loans: Agents, Participation Interests, Collateral, Floating Interest Rates, Maturity, Floating Rate Loan Trading, Supply of Floating Rate Loans, Restrictive Covenants, Fees, and Other Types of Floating Rate Debt Securities.

Agents. Floating rate loans typically are originated, negotiated, and structured by a bank, insurance company, finance company, or other financial institution (the "agent") for a lending syndicate of financial institutions. The borrower and the lender or lending syndicate enter into a loan agreement. In addition, an institution (typically, but not always, the agent) holds any collateral on behalf of the lenders.

In a typical floating rate loan, the agent administers the terms of the loan agreement and is responsible for the collection of principal and interest and fee payments from the borrower and the apportionment of these payments to all lenders that are parties to the loan agreement. Purchasers will rely on the agent to use appropriate creditor remedies against the borrower. Typically, under loan agreements, the agent is given broad discretion in monitoring the borrower's performance and is obligated to use the same care it would use in the management of its own property. Upon an event of default, the agent typically will enforce the loan agreement after instruction from the lenders. The borrower compensates the agent for these services. This compensation may include special fees paid on structuring and funding the floating rate loan and other fees paid on a continuing basis. The typical practice of an agent or a lender in relying exclusively or primarily on reports from the borrower may involve a risk of fraud by the borrower.

If an agent becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate bank or other regulatory authority, or becomes a debtor in a bankruptcy proceeding, the agent's appointment may be terminated, and a successor agent would be appointed. If an appropriate regulator or court determines that assets held by the agent for the benefit of the purchasers of floating rate loans are subject to the claims of the agent's general or secured creditors, the purchasers might incur certain costs and delays in realizing payment on a floating rate loan or suffer a loss of principal and/or interest. Furthermore, in the event of the borrower's bankruptcy or insolvency, the borrower's obligation to repay a floating rate loan may be subject to certain defenses that the borrower can assert as a result of improper conduct by the agent.

Participation Interests. Purchasers of participation interests do not have any direct contractual relationship with the borrower. Purchasers rely on the lender who sold the participation interest not only for the enforcement of the purchaser's rights against the borrower but also for the receipt and processing of payments due under the floating rate loan.

Purchasers of participation interests may be subject to delays, expenses, and risks that are greater than those that would be involved if the purchaser could enforce its rights directly against the borrower. In addition, under the terms of a participation interest, the purchaser may be regarded as a creditor of the intermediate participant (rather than of the borrower), so that the purchaser also may be subject to the risk that the intermediate participant could become insolvent. The agreement between the purchaser and lender who sold the participation interest may also limit the rights of the purchaser to vote on changes that may be made to the loan agreement, such as waiving a breach of a covenant.

Collateral. Most floating rate loans are secured by specific collateral of the borrower and are senior to most other securities of the borrower. The collateral typically has a market value, at the time the floating rate loan is made, that equals or exceeds the principal amount of the floating rate loan. The value of the collateral may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. As a result, a floating rate loan may not be fully collateralized and can decline significantly in value.

Floating rate loan collateral may consist of various types of assets or interests. Collateral may include working capital assets, such as accounts receivable or inventory; tangible or intangible assets; or assets or other types of guarantees of affiliates of the borrower. Inventory is the goods a company has in stock, including finished goods, goods in the process of being manufactured, and the supplies used in the process of manufacturing. Accounts receivable are the monies due to a company for merchandise or securities that it has sold, or for the services it has provided. Tangible fixed assets include real property, buildings, and equipment. Intangible assets include trademarks, copyrights and patent rights, and securities of subsidiaries or affiliates.

Generally, floating rate loans are secured unless (i) the purchaser's security interest in the collateral is invalidated for any reason by a court, or (ii) the collateral is fully released with the consent of the agent bank and lenders or under the terms of a loan agreement as the creditworthiness of the borrower improves. Collateral impairment is the risk that the value of the collateral for a floating rate loan will be insufficient in the event that a borrower defaults. Although the terms of a floating rate loan generally require that the collateral at issuance have a value at least equal to 100% of the amount of such floating rate loan, the value of the collateral may decline subsequent to the purchase of a floating rate loan. In most loan agreements there is no formal requirement to pledge additional collateral. There is no guarantee that the sale of collateral would allow a borrower to meet its obligations should the borrower be unable to repay principal or pay interest or that the collateral could be sold quickly or easily.

In addition, most borrowers pay their debts from the cash flow they generate. If the borrower's cash flow is insufficient to pay its debts as they come due, the borrower may seek to restructure its debts rather than sell collateral. Borrowers may try to restructure their debts by filing for protection under the federal bankruptcy laws or negotiating a work-out. If a borrower becomes involved in bankruptcy proceedings, access to the collateral may be limited by bankruptcy and other laws. In the event that a court decides that access to the collateral is limited or void, it is unlikely that purchasers could recover the full amount of the principal and interest due.

There may be temporary periods when the principal asset held by a borrower is the stock of a related company, which may not legally be pledged to secure a floating rate loan. On occasions when such stock cannot be pledged, the floating rate loan will be temporarily unsecured until the stock can be pledged or is exchanged for, or replaced by, other assets.

Some floating rate loans are unsecured. If the borrower defaults on an unsecured floating rate loan, there is no specific collateral on which the purchaser can foreclose.

Floating Interest Rates. The rate of interest payable on floating rate loans is the sum of a base lending rate plus a specified spread. Base lending rates are generally the London Interbank Offered Rate ("LIBOR"), the Certificate of Deposit ("CD") Rate of a designated U.S. bank, the Prime Rate of a designated U.S. bank, the Federal Funds Rate, or another base lending rate used by commercial lenders. A borrower usually has the right to select the base lending rate and to change the base lending rate at specified intervals. The applicable spread may be fixed at time of issuance or may adjust upward or downward to reflect changes in credit quality of the borrower. The interest rate payable on some floating rate loans may be subject to an upper limit ("cap") or lower ("floor").

The interest rate on LIBOR-based and CD Rate-based floating rate loans is reset periodically at intervals ranging from 30 to 180 days, while the interest rate on Prime Rate- or Federal Funds Rate-based floating rate loans floats daily as those rates change. Investment in floating rate loans with longer interest rate reset periods can increase fluctuations in the floating rate loans' values when interest rates change.

The yield on a floating rate loan will primarily depend on the terms of the underlying floating rate loan and the base lending rate chosen by the borrower. The relationship between LIBOR, the CD Rate, the Prime Rate, and the Federal Funds Rate will vary as market conditions change.

Maturity. Floating rate loans typically will have a stated term of five to nine years. However, because floating rate loans are frequently prepaid, their average maturity is expected to be two to three years. The degree to which borrowers prepay floating rate loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the borrower's financial condition, and competitive conditions among lenders. Prepayments cannot be predicted with accuracy. Prepayments of principal to the purchaser of a floating rate loan may result in the principal's being reinvested in floating rate loans with lower yields.

Floating Rate Loan Trading. Floating rate loans are generally subject to legal or contractual restrictions on resale. Floating rate loans are not currently listed on any securities exchange or automatic quotation system. As a result, no active market may exist for some floating rate loans, and to the extent a secondary market exists for other floating rate loans, such market may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods.

Supply of Floating Rate Loans. The supply of floating rate loans may be limited from time to time due to a lack of sellers in the market for existing floating rate loans or the number of new floating rate loans currently being issued. As a result, the floating rate loans available for purchase may be lower quality or higher priced.

Restrictive Covenants. A borrower must comply with various restrictive covenants contained in the loan agreement. In addition to requiring the scheduled payment of interest and principal, these covenants may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the borrower to maintain specific financial ratios, and limits on total debt. The loan agreement may also contain a covenant requiring the borrower to prepay the floating rate loan with any free cash flow. A breach of a covenant that is not waived by the agent (or by the lenders directly) is normally an event of default, which provides the agent or the lenders the right to call the outstanding floating rate loan.

Fees. Purchasers of floating rate loans may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, commissions, and prepayment penalty fees. When a purchaser buys a floating rate loan, it may receive a facility fee; and when it sells a floating rate loan, it may pay a facility fee. A purchaser may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan or a prepayment penalty fee on the prepayment of a floating rate loan. A purchaser may also receive other fees, including covenant waiver fees and covenant modification fees.

Other Types of Floating Rate Debt Securities. Floating rate debt securities include other forms of indebtedness of borrowers such as notes and bonds, securities with fixed rate interest payments in conjunction with a right to receive floating rate interest payments, and shares of other investment companies. These instruments are generally subject to the same risks as floating rate loans but are often more widely issued and traded.

Inverse floating rate securities

The Fund may invest in inverse floating rate obligations. The interest on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values.

Auction rate securities

The Fund may invest in auction rate securities. Auction rate securities consist of auction rate debt securities and auction rate preferred securities issued by closed-end investment companies. Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by "Dutch" auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities. With respect to auction rate securities issued by a closed-end fund, the Fund will indirectly bear its proportionate share of any management fees paid by the closed-end fund in addition to the advisory fee payable directly by the Fund. Since February 2008, nearly all such auctions have failed, effectively locking in below-market interest rates.

Event-linked bonds

The Fund may invest in "event-linked" bonds, which sometimes are referred to as "insurance-linked" or "catastrophe" bonds. Event-linked bonds are debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. For some event-linked bonds, the trigger event's magnitude may be based on losses to a company or industry, index-portfolio losses, industry indexes or readings of scientific instruments rather than specified actual losses. If a trigger event, as defined within the terms of an event-linked bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified therein, the Fund may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The Fund is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument.

Event-linked bonds may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. Event-linked bonds may include special purpose vehicles or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as sidecars, or to provide reinsurance to insurance companies, known as collateralized reinsurance. In addition to the specified trigger events, event-linked bonds may also expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Event-linked bonds are subject to the risk that the model used to calculate the probability of a trigger event was not accurate and underestimated the likelihood of a trigger event. This may result in more frequent and greater than expected loss of principal and/or interest, which would adversely impact the Fund's total returns. Further, to the extent there are events that involve losses or other metrics, as applicable, that are at, or near, the threshold for a trigger event, there may be some delay in the return of principal and/or interest until it is determined whether a trigger event has occurred. Finally, to the extent there is a dispute concerning the definition of the trigger event relative to the specific manifestation of a catastrophe, there may be losses or delays in the payment of principal and/or interest on the event-linked bond. As a relatively new type of financial instrument, there is limited trading history for these securities, and there can be no assurance that a liquid market in these instruments will develop. Lack of a liquid market may impose the risk of higher transactions costs and the possibility that the Fund may be forced to liquidate positions when it would not be advantageous to do so.

Event-linked bonds are typically rated by at least one nationally recognized rating agency, but also may be unrated. Although each rating agency utilizes its own general guidelines and methodology to evaluate the risks of an event-linked bond, the average rating in the current market for event-linked bonds is "BB" by Standard &Poor's Rating Group (or the equivalent rating for another rating agency). However, there are event-linked bonds rated higher or lower than "BB."

The rating for an event-linked bond primarily reflects the rating agency's calculated probability that a pre-defined trigger event will occur. This rating also assesses the bond's credit risk and model used to calculate the probability of the trigger event.

Event-linked bonds typically are restricted to qualified institutional buyers and, therefore, are not subject to registration with the Securities and Exchange Commission or any state securities commission and are not listed on any national securities exchange. The amount of public information available with respect to event-linked bonds is generally less extensive than that available for issuers of registered or exchange listed securities. Event-linked bonds may be subject to the risks of adverse regulatory or jurisdictional determinations. There can be no assurance that future regulatory determinations will not adversely affect the overall market for event-linked bonds.

Event-linked swaps

The Fund may obtain event-linked exposure by investing in event-linked swaps, which typically are contingent, or formulaically related to defined trigger events, or by pursuing similar event-linked derivative strategies. Trigger events include hurricanes, earthquakes and weather-related phenomena. If a trigger event occurs, the Fund may lose the swap's notional amount. As derivative instruments, event-linked swaps are subject to risks in addition to the risks of investing in event-linked bonds, including counterparty risk and leverage risk.

Zero coupon, pay-in-kind, deferred and contingent payment securities

The Fund may invest in zero coupon securities, which are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. The Fund accrues income with respect to zero coupon and pay-in-kind securities prior to the receipt of cash payments. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. The interest rate on contingent payment securities is determined by the outcome of an event, such as the performance of a financial index. If the financial index does not increase by a prescribed amount, the Fund may receive no interest.

Inflation-Protected Fixed Income Securities

The Fund may invest in inflation-linked fixed-income securities, including Treasury Inflation Protected Securities ("TIPS") issued by the U.S. government, which are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate.

The values of TIPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of TIPS. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of TIPS. If inflation is lower than expected during the period the Fund holds TIPS, the Fund may earn less on the TIPS than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in the currency exchange rates), investors in TIPS may not be protected to the extent that the increase is not reflected in the bonds' inflation measure. There can be no assurance that the inflation index for TIPS will accurately measure the real rate of inflation in the prices of goods and services.

Any increase in principal value of TIPS caused by an increase in the consumer price index is taxable in the year the increase occurs, even though the Fund holding TIPS will not receive cash representing the increase at that time. As a result, the Fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy the distribution requirements applicable to regulated investment companies under the Code.

If the Fund invests in TIPS, it will be required to treat as original issue discount any increase in the principal amount of the securities that occurs during the course of its taxable year. If the Fund purchases such inflation protected securities that are issued in stripped form either as stripped bonds or coupons, it will be treated as if it had purchased a newly issued debt instrument having original issue discount. Because the Fund is required to distribute substantially all of its net investment income (including accrued original issue discount), the Fund's investment in either zero coupon bonds or TIPS may require it to distribute to shareholders an amount greater than the total cash income it actually receives. Accordingly, in order to make the required distributions, the Fund may be required to borrow or liquidate securities.

Equity securities and related investments

Investments in equity securities

Equity securities, such as common stock, generally represent an ownership interest in a company. While equity securities have historically generated higher average returns than fixed-income securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the Fund. Also, the prices of equity securities, particularly common stocks, are sensitive to general movements in the stock market. A drop in the stock market may depress the price of equity securities held by the Fund.

Warrants and stock purchase rights

The Fund may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holders to purchase, and they do not represent any rights in the assets of the issuer.

The Fund may also invest in stock purchase rights. Stock purchase rights are instruments, frequently distributed to an issuer's shareholders as a dividend, that entitle the holder to purchase a specific number of shares of common stock on a specific date or during a specific period of time. The exercise price on the rights is normally at a discount from market value of the common stock at the time of distribution. The rights do not carry with them the right to dividends or to vote and may or may not be transferable. Stock purchase rights are frequently used outside of the United States as a means of raising additional capital from an issuer's current shareholders.

As a result, an investment in warrants or stock purchase rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or a stock purchase right does not necessarily change with the value of the underlying securities, and warrants and stock purchase rights expire worthless if they are not exercised on or prior to their expiration date.

Preferred shares

The Fund may invest in preferred shares. Preferred shares are equity securities, but they have many characteristics of fixed-income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer's common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the Fund's fixed-income securities. Preferred stocks may differ in many of their provisions. Among the features that differentiate preferred stocks from one another are the dividend rights, which may be cumulative or noncumulative and participating or non-participating, redemption provisions, and voting rights. Such features will establish the income return and may affect the prospects for capital appreciation or risks of capital loss.

The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in an issuer's creditworthiness than are the prices of debt securities. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Under ordinary circumstances, preferred stock does not carry voting rights.

Investments in initial public offerings

Companies involved in initial public offering (IPOs) generally have limited operating histories, and prospects for future profitability are uncertain. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated significantly over short periods of time. Further, stocks of newly-public companies may decline shortly after the IPO. There is no assurance that the Fund will have access to IPOs. The purchase of IPO shares may involve high transaction costs. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. The market for IPO shares can be speculative and/or inactive for extended periods of time. There may be only a limited number of shares available for trading. The limited number of shares available for trading in some IPOs may also make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices.

Non-U.S. investments

Equity securities of non-U.S. issuers

The Fund may invest in equity securities of non-U.S. issuers, including American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and other similar instruments.

Debt obligations of non-U.S. governments

The Fund may invest in all types of debt obligations of non-U.S. governments. An investment in debt obligations of non-U.S. governments and their political subdivisions (sovereign debt) involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due. During periods of economic uncertainty (such as the financial crisis that began in 2008), the values of sovereign debt and of securities of issuers that purchase sovereign debt may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest, declared moratoria on the payment of principal and interest on their sovereign debt, or restructured their debt to effectively eliminate portions of it, and similar occurrences may happen in the future. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part. A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward its principal international lenders and local political constraints. Sovereign debtors may also be dependent on disbursements or assistance from non-U.S. governments, multinational agencies and other entities to reduce principal and interest arrearages on their debt. Assistance may be dependent on a country's implementation of austerity measures and reforms, which measures may limit or be perceived to limit economic growth and recovery. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

Eurodollar instruments and Samurai and Yankee bonds. The Fund may invest in Eurodollar instruments and Samurai and Yankee bonds. Eurodollar instruments are bonds of corporate and government issuers that pay interest and principal in U.S. dollars but are issued in markets outside the United States, primarily in Europe. Samurai bonds are yen-denominated bonds sold in Japan by non-Japanese issuers. Yankee bonds are U.S. dollar denominated bonds typically issued in the U.S. by non-U.S. governments and their agencies and non-U.S. banks and corporations. The Fund may also invest in Eurodollar Certificates of Deposit ("ECDs"), Eurodollar Time Deposits ("ETDs") and Yankee Certificates of Deposit ("Yankee CDs"). ECDs are U.S. dollar-denominated certificates of deposit issued by non-U.S. branches of domestic banks; ETDs are U.S. dollar-denominated deposits in a non-U.S. branch of a U.S. bank or in a non-U.S. bank; and Yankee CDs are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a non-U.S. bank and held in the U.S. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, non-U.S. withholding or other taxes, seizure of non-U.S. deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

Investments in emerging markets. The Fund may invest in securities of issuers in countries with emerging economies or securities markets, which have exposure to the risks discussed below relating to non-U.S. investments more generally, as well as certain additional risks. A high proportion of the shares of many issuers in emerging market countries may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment. The prices at which investments may be acquired may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by the Fund in particular securities. In addition, emerging market investments are susceptible to being influenced by large investors trading significant blocks of securities.

Emerging market stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. The securities industries in these countries are comparatively underdeveloped, including in respect of legal and regulatory systems. Stockbrokers and other intermediaries in the emerging markets may not perform as well as their counterparts in the United States and other more developed securities markets.

Political and economic structures in many emerging market countries are undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of the United States. Certain of such countries may have, in the past, failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of investments in those countries and the availability of additional investments in those countries. The laws of countries in emerging markets relating to limited liability of corporate shareholders, fiduciary duties of officers and directors and the bankruptcy of state enterprises are generally less well developed than or different from such laws in the United States. It may be more difficult to obtain or enforce a judgment in the courts of these countries than it is in the United States. Emerging securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Although some governments in emerging markets have instituted economic reform policies, there can be no assurances that such policies will continue or succeed.

Risks of non-U.S. investments. Investing in securities of non-U.S. issuers involves considerations and risks not typically associated with investing in the securities of issuers in the U.S. These risks are heightened with respect to investments in countries with emerging markets and economies. The risks of investing in securities of non-U.S. issuers generally, or in issuers with significant exposure to non-U.S. markets, may be related, among other things, to (i) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of certain non-U.S. markets compared to the securities markets in the U.S.; (ii) economic, political and social factors; and (iii) foreign exchange matters, such as restrictions on the repatriation of capital, fluctuations in exchange rates between the U.S. dollar and the currencies in which the portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. The political and economic structures in certain countries, particularly emerging markets, may undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries.

Non-U.S. securities markets and regulations. There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the U.S. The markets for securities in certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging market countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the U.S. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity. The less liquid a market, the more difficult it may be for the Fund to accurately price its portfolio securities or to dispose of such securities at the times determined by the Subadviser to be appropriate. The risks associated with reduced liquidity may be particularly acute in situations in which the Fund's operations require cash, such as in order to meet redemptions and to pay its expenses.

Economic, political and social factors. Certain countries, including emerging markets, may be subject to a greater degree of economic, political and social instability than in the U.S. and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. In addition, it may be difficult for the Fund to pursue claims against a foreign issuer in the courts of a foreign country. Investing in emerging market countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, the Fund could lose its entire investment in that country. Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit the Fund's investment in those markets and may increase the expenses of the Fund. In addition, the repatriation of both investment income and capital from certain markets is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the Fund's operation.

Economies in individual countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries.

Unanticipated political or social developments may affect the values of the Fund's investments and the availability to the Fund of additional investments in such countries. In the past, the economies, securities and currency markets of many emerging markets have experienced significant disruption and declines. There can be no assurance that these economic and market disruptions might not occur again.

Economies in emerging market countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely and significantly by economic conditions in the countries with which they trade.

Currency risks. The value of the securities quoted or denominated in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The Fund 's investment performance may be negatively affected by a devaluation of a currency in which the Fund's investments are quoted or denominated. Further, the Fund's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

Custodian services and related investment costs. Custodial services and other costs relating to investment in international securities markets generally are more expensive than in the U.S. Such markets have settlement and clearance procedures that differ from those in the U.S. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the Fund due to a subsequent decline in value of the portfolio security or could result in possible liability to the Fund. In addition, security settlement and clearance procedures in some emerging countries may not fully protect the Fund against loss or theft of its assets.

Withholding and other taxes. The Fund may be subject to taxes, including withholding taxes, on income (possibly including, in some cases, capital gains) that are or may be imposed by certain countries with respect to the Fund's investments in such countries. These taxes may reduce the return achieved by the Fund. Treaties between the U.S. and such countries may not be available to reduce the otherwise applicable tax rates.

Europe - Recent Events. Some countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and beyond Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro, the common currency of the European Union, and/or withdraw from the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. Whether or not the Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund's investments due to the interconnected nature of the global economy and capital markets.

Investments in depositary receipts

The Fund may hold securities of non-U.S. issuers in the form of ADRs, EDRs, GDRs and other similar instruments. Generally, ADRs in registered form are designed for use in U.S. securities markets, and EDRs and GDRs and other similar global instruments in bearer form are designed for use in non-U.S. securities markets. ADRs are denominated in U.S. dollars and represent an interest in the right to receive securities of non-U.S. issuers deposited in a U.S. bank or correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of non-U.S. issuers. However, by investing in ADRs rather than directly in equity securities of non-U.S. issuers, the Fund will avoid currency risks during the settlement period for either purchases or sales. EDRs and GDRs are not necessarily denominated in the same currency as the underlying securities which they represent.

For purposes of the Fund's investment policies, investments in ADRs, EDRs, GDRs and similar instruments will be deemed to be investments in the underlying equity securities of non-U.S. issuers. The Fund may acquire depositary receipts from banks that do not have a contractual relationship with the issuer of the security underlying the depositary receipt to issue and secure such depositary receipt. To the extent the Fund invests in such unsponsored depositary receipts there may be an increased possibility that the Fund may not become aware of events affecting the underlying security and thus the value of the related depositary receipt. In addition, certain benefits (i.e., rights offerings) which may be associated with the security underlying the depositary receipt may not inure to the benefit of the holder of such depositary receipt.

Foreign currency transactions

The Fund may engage in foreign currency transactions. These transactions may be conducted at the prevailing spot rate for purchasing or selling currency in the foreign exchange market. The Fund also may enter into forward foreign currency exchange contracts, which are contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract.

The Fund may enter into forward foreign currency exchange contracts involving currencies of the different countries in which the Fund invests as a hedge against possible variations in the foreign exchange rates between these currencies and the U.S. dollar. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the Fund, accrued in connection with the purchase and sale of its portfolio securities quoted in foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in such foreign currencies. There is no guarantee that the Fund will be engaged in hedging activities when adverse exchange rate movements occur or that its hedging activities will be successful. The Fund will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by the Subadviser.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also limit the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

The Fund may also engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency, if the Subadviser determines that there is a pattern of correlation between the two currencies. Cross-hedging may also include entering into a forward transaction involving two foreign currencies, using one foreign currency as a proxy for the U.S. dollar to hedge against variations in the other foreign currency.

The Fund may use forward currency exchange contracts to reduce or gain exposure to a currency. To the extent the Fund gains exposure to a currency through these instruments, the resulting exposure may exceed the value of securities denominated in that currency held by the Fund. For example, where the Fund's security selection has resulted in an overweight or underweight exposure to a particular currency relative to the Fund's benchmark, the Fund may seek to adjust currency exposure using forward currency exchange contracts. The cost to the Fund of engaging in foreign currency transactions varies with such factors as the currency involved, the size of the contract, the length of the contract period, differences in interest rates between the two currencies and the market conditions then prevailing. Since transactions in foreign currency and forward contracts are usually conducted on a principal basis, no fees or commissions are involved. The Fund may close out a forward position in a currency by selling the forward contract or by entering into an offsetting forward contract.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of the portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which the Fund can achieve at some future point in time. The precise projection of currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of the Fund's foreign assets.

While the Fund may benefit from foreign currency transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may cause the Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

Over-the-counter markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or resale, if any, at the current market price.

If the Fund enters into a forward contract to purchase foreign currency, the custodian or the Subadviser will segregate liquid assets. See "Asset Segregation."

Options on foreign currencies

The Fund may purchase options on foreign currencies for hedging purposes in a manner similar to that of transactions in forward contracts. For example, a decline in the dollar value of a foreign currency in which portfolio securities are quoted or denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In an attempt to protect against such decreases in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency declines, the Fund will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such currency. This would result in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the Fund's securities quoted or denominated in that currency.

Conversely, if a rise in the dollar value of a currency is projected for those securities to be acquired, thereby increasing the cost of such securities, the Fund may purchase call options on such currency. If the value of such currency increases, the purchase of such call options would enable the Fund to purchase currency for a fixed amount of dollars which is less than the market value of such currency. Such a purchase would result in a gain that may offset, at least partially, the effect of any currency-related increase in the price of securities the Fund intends to acquire. As in the case of other types of options transactions, however, the benefit the Fund derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.

The Fund may also write options on foreign currencies for hedging purposes. For example, if the Fund anticipated a decline in the dollar value of securities quoted or denominated in a foreign currency because of declining exchange rates, it could, instead of purchasing a put option, write a covered call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the decrease in value of portfolio securities will be partially offset by the amount of the premium received by the Fund.

Similarly, the Fund could write a put option on the relevant currency, instead of purchasing a call option, to hedge against an anticipated increase in the dollar cost of securities to be acquired. If exchange rates move in the manner projected, the put option will expire unexercised and allow the Fund to offset such increased cost up to the amount of the premium. However, as in the case of other types of options transactions, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss, which may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, the Fund also may be required to forgo all or a portion of the benefits which might otherwise have been obtained from favorable movements in currency exchange rates.

A call option written on foreign currency by the Fund is "covered" if the Fund owns the underlying foreign currency subject to the call, or if it has an absolute and immediate right to acquire that foreign currency without additional cash consideration. A call option is also covered if the Fund holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written or (b) greater than the exercise price of the call written if the amount of the difference is maintained by the Fund in cash or liquid securities. See "Asset Segregation."

The Fund may close out its position in a currency option by either selling the option it has purchased or entering into an offsetting option. An exchange-traded options position may be closed out only on an options exchange which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying currencies pursuant to the exercise of put options. If the Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency (or security quoted or denominated in that currency) until the option expires or it delivers the underlying currency upon exercise.

The Fund may also use options on currencies to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates of a different currency with a pattern of correlation. Cross-hedging may also include using a foreign currency as a proxy for the U.S. dollar, if the Subadviser determines that there is a pattern of correlation between that currency and the U.S. dollar. The Fund may purchase and write over-the-counter options to the extent consistent with its limitation on investments in illiquid securities. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close out options purchased or written by the Fund.

Natural Disasters

Certain areas of the world, including areas within the United States, historically have been prone to natural disasters, such as hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts. Such disasters, and the resulting damage, could have a significant adverse impact on the economies of those areas and on the ability of issuers in which the Fund invests to conduct their businesses, and thus on the investments made by the Fund in such geographic areas and/or issuers. Adverse weather conditions could have a significant adverse impact on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Investment company securities and real estate investment trusts

Other investment companies

The Fund may invest in the securities of other investment companies to the extent that such investments are consistent with the Fund's investment objectives and policies and permissible under the Investment Company Act of 1940, as amended (the "1940 Act"). Under one provision of the 1940 Act, the Fund may not acquire the securities of another investment company if such purchase would result in (i) 3% or more of the total outstanding voting securities of any one investment company being held by the Fund, (ii) 5% or more of the Fund's total assets being invested in any one investment company, or (iii) 10% or more of the Fund's total assets being invested in securities of other investment companies. However, there are several provisions of the 1940 Act and rules thereunder that allow more expansive investment in investment companies. In addition, these limitations do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company. The Fund may also invest without limit in money market funds. Investing in other investment companies subjects the Fund to the risks of investing in the underlying securities held by those investment companies. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund's own operations.

Exchange traded funds

The Fund may invest in exchange traded funds ("ETFs"). ETFs are funds whose shares are traded on a national exchange or the National Association of Securities Dealers' Automated Quotation System ("NASDAQ"). ETFs may be based on underlying equity or fixed-income securities. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as "creation units." The investor purchasing a creation unit then sells the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF's investment objective will be achieved. ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF's expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund's own operations. Many ETFs have received exemptive orders issued by the SEC that would permit the Fund to invest in those

ETFs beyond the limitations applicable to other investment companies, subject to certain terms and conditions. Some ETFs are not structured as investment companies and thus are not regulated under the 1940 Act.

Certain ETFs, including leveraged ETFs and inverse ETFs, may have embedded leverage. Leveraged ETFs seek to multiply the return of the tracked index (e.g., twice the return) by using various forms of derivative transactions. Inverse ETFs seek to negatively correlate with the performance of a particular index by using various forms of derivative transactions, including by short-selling the underlying index. An investment in an inverse ETF will decrease in value when the value of the underlying index rises. By investing in leveraged ETFs or inverse ETFs, the Fund can commit fewer assets to the investment in the securities represented on the index than would otherwise be required.

Leveraged ETFs and inverse ETFs present all of the risks that regular ETFs present. In addition, leveraged ETFs and inverse ETFs determine their return over a specific, pre-set time period, typically daily, and, as a result, there is no guarantee that the ETF's actual long term returns will be equal to the daily return that the Fund seeks to achieve. For example, on a long-term basis (e.g., a period of 6 months or a year), the return of a leveraged ETF may in fact be considerably less than two times the long-term return of the tracked index. Furthermore, because leveraged ETFs and inverse ETFs achieve their results by using derivative instruments, they are subject to the risks associated with derivative transactions, including the risk that the value of the derivatives may rise or fall more rapidly than other investments, thereby causing the ETF to lose money and, consequently, the value of the Fund's investment to decrease. Investing in derivative instruments also involves the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses to the ETF. Short sales in particular are subject to the risk that, if the price of the security sold short increases, the inverse ETF may have to cover its short position at a higher price than the short sale price, resulting in a loss to the inverse ETF and, indirectly, to the Fund. An ETF's use of these techniques will make the Fund's investment in the ETF more volatile than if the Fund were to invest directly in the securities underlying the tracked index, or in an ETF that does not use leverage or derivative instruments. However, by investing in a leveraged ETF or an inverse ETF rather than directly purchasing and/or selling derivative instruments, the Fund will limit its potential loss solely to the amount actually invested in the ETF (that is, the Fund will not lose more than the principal amount invested in the ETF).

Real estate investment trusts ("REITs")

The Fund may invest in REITs. REITs are companies that invest primarily in income producing real estate or real estate-related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Such indirect expenses are not reflected in the fee table or expense example in the Fund's prospectus. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans, the interest rates on which are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically REITs have been more volatile in price than the larger capitalization stocks included in Standard & Poor's 500 Stock Index (the "S&P 500").

Derivative instruments

Derivatives

The Fund may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The Fund may use derivatives for a variety of purposes, including: in an attempt to hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; to attempt to increase the Fund's return as a non-hedging strategy that may be considered speculative; and to manage portfolio characteristics (for example, for funds investing in securities denominated in non-U.S. currencies, a portfolio's currency exposure, or, for funds investing in fixed-income securities, a portfolio's duration or credit quality). The Fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations.

Using derivatives exposes the Fund to additional risks and may increase the volatility of the Fund's net asset value and may not provide the expected result. Derivatives may have a leveraging effect on the portfolio. Leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value in a larger pool of assets than the Fund would otherwise have had. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gain. If changes in a derivative's value do not correspond to changes in the value of the Fund's other investments or do not correlate well with the underlying assets, rate or index, the Fund may not fully benefit from, or could lose money on, or could experience unusually high expenses as a result of, the derivative position. Derivatives involve the risk of loss if the counterparty defaults on its obligation. Certain derivatives may be less liquid, which may reduce the returns of the Fund if it cannot sell or terminate the derivative at an advantageous time or price. The Fund also may have to sell assets at inopportune times to satisfy its obligations. The Fund may not be able to purchase or sell a portfolio security at a time that would otherwise be favorable for it to do so, or may have to sell a portfolio security at a disadvantageous time or price to maintain cover or to segregate securities in connection with its use of derivatives. Some derivatives may involve the risk of improper valuation. Suitable derivatives may not be available in all circumstances or at reasonable prices and may not be used by the Fund for a variety of reasons.

Financial reform laws enacted after the financial crisis of 2008-2009, such as the Dodd-Frank Wall Street Reform and Consumer Protection Act ("Dodd-Frank"), are changing many aspects of financial regulation applicable to derivatives. For instance, Dodd-Frank calls for the comprehensive regulation of swaps by the CFTC and the SEC. The CFTC and the SEC are in the process of adopting and implementing new regulations applicable to these instruments, including rules with respect to recordkeeping, reporting, business conduct, relationship documentation, margin, clearing, and trade execution requirements. In addition, Dodd-Frank requires the registration of certain parties that deal or engage in substantial trading, execution or advisory activities in the markets for swaps. The extent and impact of these regulations are not yet fully known and may not be known for some time.

The Fund's use of derivatives may be affected by other applicable laws and regulations and may be subject to review by the SEC, the CFTC, exchange and market authorities and other regulators in the United States and abroad. The Fund's ability to use derivatives may be limited by tax considerations. Certain derivatives transactions, including certain options, swaps, forward contracts, and certain options on foreign currencies, are entered into directly by the counterparties or through financial institutions acting as market makers (OTC derivatives), rather than being traded on exchanges or in markets registered with the CFTC or the SEC. Many of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. For example, OTC derivatives transactions are not subject to the guarantee of an exchange, and only OTC derivatives that are either required to be cleared or submitted voluntarily for clearing to a clearinghouse will enjoy the protections that central clearing provides against default by the original counterparty to the trade. In an OTC derivatives transaction that is not cleared, the Fund bears the risk of default by its counterparty. In a cleared derivatives transaction, the Fund is instead exposed to the risk of default of the clearinghouse and, to the extent the Fund has posted any margin, the risk of default of the broker through which it has entered into the transaction. Information available on counterparty creditworthiness may be incomplete or outdated, thus reducing the ability to anticipate counterparty defaults.

Derivatives involve operational risk. There may be incomplete or erroneous documentation or inadequate collateral or margin, or transactions may fail to settle. For derivatives not guaranteed by an exchange or clearinghouse, the Fund may have only contractual remedies in the event of a counterparty default, and there may be delays, costs, disagreements as to the meaning of contractual terms and litigation in enforcing those remedies.

Swap contracts that are required to be cleared must be traded on a regulated execution facility or contract market that makes them available for trading. The establishment of a centralized exchange or market for swap transactions may disrupt or limit the swap market and may not result in swaps being easier to trade or value. Market-traded swaps may become more standardized, and the Fund may not be able to enter into swaps that meet its investment needs. The Fund also may not be able to find a clearinghouse willing to accept the swaps for clearing. The new regulations may make using swaps more costly, may limit their availability, or may otherwise adversely affect their value or performance. Risks associated with the use of derivatives are magnified to the extent that a large portion of the Fund's assets are committed to derivatives in general or are invested in just one or a few types of derivatives.

Options on securities and securities indices

The Fund may purchase and write put and call options on any security in which it may invest or options on any securities index based on securities in which it may invest. The Fund may also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased. Writing call and put options on securities. A call option written by the Fund obligates the Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. The exercise price may differ from the market price of an underlying security. The Fund has the risk of loss that the price of an underlying security may decline during the call period. The risk may be offset to some extent by the premium the Fund receives. If the value of the investment does not rise above the call price, it's likely that the call will lapse without being exercised. In that case, the Fund would keep the cash premium and the investment. All call options written by the Fund are covered, which means that the Fund will own the securities subject to the options as long as the options are outstanding, or the Fund will use the other methods described below. The Fund's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, the Fund may forgo the opportunity to profit from an increase in the market price of the underlying security. A put option written by the Fund would obligate the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. The Fund has no control over when it may be required to purchase the underlying securities. All put options written by the Fund would be covered, which means that the Fund would have segregated assets with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the Fund. However, in return for the option premium, the Fund accepts the risk that it may be required to purchase the underlying security at a price in excess of its market value at the time of purchase. Call and put options written by the Fund will also be considered to be covered to the extent that the Fund's liabilities under such options are wholly or partially offset by its rights under call and put options purchased by the Fund. In addition, a written call option or put may be covered by entering into an offsetting forward contract and/or by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position.

Writing call and put options on securities indices. The Fund may also write (sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional consideration if cash in such amount is segregated) upon conversion or exchange of other securities in its portfolio. The Fund may cover call and put options on a securities index by segregating assets with a value equal to the exercise price. Index options are subject to the timing risk inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. If the Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall "out-of-the-money", the Fund will be required to pay cash in an amount of the difference between the closing index value and the exercise price of the option.

Purchasing call and put options. The Fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. The Fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

The Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or in securities in which it may invest. The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's securities. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

The Fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

Options spreads and straddles. Option spread and straddle transactions require the Fund to purchase and/or write more than one option simultaneously. The Fund may engage in option spread transactions in which it purchases and writes put or call options on the same underlying instrument, with the options having different exercise prices and/or expiration dates.

The Fund also may engage in option straddles, in which it purchases or sells combinations of put and call options on the same instrument. A long straddle is a combination of a call and a put option purchased on the same security where the exercise price of the put is less than or equal to the exercise price of the call.

A short straddle is a combination of a call and a put written on the same security where the exercise price of the put is less than or equal to the exercise price of the call and where the same issue of security or currency is considered cover for both the put and the call.

Risks of trading options. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option, or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of its segregated assets until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the "OCC") may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although it is expected that outstanding options on that exchange, if any, that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Fund may purchase and sell both options that are traded on U.S. and non-U.S. exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the Fund will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula. Transactions by the Fund in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Subadviser. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on the ability of the Subadviser to predict future price fluctuations and the degree of correlation between the options and securities markets. The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the options markets.

In addition to the risks of imperfect correlation between the portfolio and the index underlying the option, the purchase of securities index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost. This could occur as a result of unanticipated movements in the price of the securities comprising the securities index on which the option is based.

Futures contracts and options on futures contracts

The Fund may purchase and sell various kinds of futures contracts, and purchase and write (sell) call and put options on any of such futures contracts. The Fund may enter into closing purchase and sale transactions with respect to any futures contracts and options on futures contracts. The futures contracts may be based on various securities (such as U.S. government securities), securities indices, foreign currencies and other financial instruments and indices. The Fund may invest in futures and options based on credit derivative contracts on baskets of indices of securities. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a specified amount of a particular financial instrument (debt security) at a specified price, date, time and place. The Fund will engage in futures and related options transactions for bona fide hedging and non-hedging purposes as described below. All futures contracts entered into by the Fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC or on non-U.S. exchanges.

Futures contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

When interest rates are rising or securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, the Fund can sell futures contracts on a specified currency to protect against a decline in the value of such currency and a decline in the value of its portfolio securities which are denominated in such currency. The Fund can purchase futures contracts on a foreign currency to establish the price in U.S. dollars of a security denominated in such currency that the Fund has acquired or expects to acquire. Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Futures, Swaps and Options

As described below, the Fund may purchase and sell, in the U.S. or abroad, futures contracts, swaps and put and call options on securities, futures, securities indices, swaps and currencies. In the future, the Fund may employ instruments and strategies that are not presently contemplated, but which may be subsequently developed, to the extent such investment methods are consistent with such Fund's investment objectives, and are permissible under applicable law. There can be no assurance that investing in a security or other financial instrument will be successful.

The Fund may buy and sell these instruments for a number of purposes, including hedging, investment or speculative purposes. For example, the Fund may invest in these instruments to try to manage its exposure to the possibility that the prices of the securities and other financial instruments within its portfolio may decline, or to establish a position in the securities or commodities markets as a substitute for purchasing the underlying securities or physical commodity. Some of these strategies, such as selling futures, buying puts and writing covered calls, may be used to hedge the Fund's portfolio against price fluctuations. Other hedging strategies that may be implemented by the Fund, such as buying futures and call options, tend to increase the Fund's exposure to the securities market.

Credit Default Swaps. The Fund may enter into credit default swap agreements for investment purposes. A credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Fund. The Fund may be either the buyer or seller in the transaction. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors. As a seller, the Fund would generally receive an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full face amount of deliverable obligations of the reference obligations that may have little or no value. If the Fund were a buyer and no credit event occurs, the Fund would recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference obligation that may have little or no value. The use of swap agreements by the Fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index, but also of the swap itself, without the benefit of observing the performance of the swap under all the possible market conditions. Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment.

The Fund may also purchase credit default swap contracts in order to hedge against the risk of default of the debt of a particular issuer or basket of issuers, in which case the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer(s) of the underlying obligation(s) (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve the risk that the seller may fail to satisfy its payment obligations to the Fund in the event of a default. The purchase of credit default swaps involves costs, which will reduce the Fund's return.

Total Return and Interest Rate Swaps. Through a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or an index, for a specified period of time. In return, the buyer pays the counterparty a variable stream of payments, typically based upon short term interest rates, possibly plus or minus an agreed upon spread. At the current time the Fund does not intend to engage in total return swaps but may do so in the future.

Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are "fixed-for floating rate swaps," "termed basis swaps" and "index amortizing swaps." Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met. Like a traditional investment in a debt security, the Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if the Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if the Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

Interest rate and total return swaps entered into in which payments are not netted may entail greater risk than a swap entered into a net basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

Special Risk Factors Regarding Futures, Swaps and Options

Transactions in derivative instruments (e.g., futures, options and swaps) involve a risk of loss or depreciation due to: unanticipated adverse changes in securities prices, interest rates, indices, the other financial instruments' prices or currency exchange rates; the inability to close out a position; default by the counterparty; imperfect correlation between a position and the desired hedge; tax constraints on closing out positions; and portfolio management constraints on securities or other financial instruments subject to such transactions. Losses on derivative instruments may substantially exceed the amount invested in these instruments. In addition, the entire premium paid for options contracts may be lost before they can be exercised profitably. Transaction costs are incurred in opening and closing positions.

The Fund's use of swaps, futures contracts and certain other derivative instruments can have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset underlying a derivative instrument and results in increased volatility, which means the Fund could have the potential for greater gains, as well as the potential for greater losses, than if the Fund does not use derivative instruments that have a leveraging effect. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund's exposure to an asset and may cause the Fund's NAV to be volatile. For example, if the Subadviser seeks to gain enhanced exposure to a specific asset through a derivative instrument providing leveraged exposure to the asset, and that derivative instrument increases in value, the gain to the Fund will be magnified. However, if the investment in a derivative instrument decreases in value, the loss to the Fund will likely be magnified. A decline in the Fund's assets due to losses magnified by derivative instruments providing leveraged exposure may require the Fund to liquidate portfolio positions to satisfy its obligations, to meet redemption requests or to meet asset segregation requirements when it may not be advantageous to do so. There is no assurance that the Fund's use of derivative instruments providing enhanced exposure to underlying assets will enable the Fund to achieve its investment objective.

The Fund's success in using derivative instruments to hedge portfolio assets depends on the degree of price correlation between the derivative instruments and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative instrument, the assets underlying the derivative instrument and the Fund's assets.

OTC derivative instruments involve an increased risk that the issuer or counterparty will fail to perform its contractual obligations. Some derivative instruments are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative instrument, which may make the contract temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the closing out of positions to limit losses. Certain OTC options and other instruments used to hedge positions in OTC options could be considered illiquid. The ability to close positions in OTC derivative instruments could depend on the cooperation of the counterparties to such OTC transactions. For thinly-traded derivative instruments, the only source of price quotations may be the selling dealer or counterparty. In addition, certain provisions of the Code limit the use of derivative instruments. The use of derivatives is a highly specialized activity that involves skills different from conducting ordinary securities transactions. There can be no assurance that the Subadviser's use of derivative instruments will be advantageous to the Fund.

Regulatory Matters Regarding Futures, Swaps and Options

The Fund is considered a "commodity pool" by the CFTC. The Adviser is registered with the CFTC as a commodity pool operator ("CPO") and serves as the CPO for the Fund. The Subadviser is registered with the CFTC as a commodity trading advisor ("CTA") and serves as the CTA for the Fund. The Fund, the Adviser and the Subadviser are subject to CFTC regulation. The Fund is required to comply with the CFTC's disclosure, reporting and recordkeeping requirement in accordance with the CFTC's August 2013 rules with respect to compliance obligations for CPOs of registered investment companies (the "Harmonization Rule").

Through the Harmonization Rule, the CFTC effectively adopted a substituted compliance regime for CPOs of registered investment companies largely premised upon such entities' adherence to the compliance obligations under the SEC statutory and regulatory compliance regime. The Harmonization Rule could cause the Fund to incur regulatory compliance and reporting expenses. The effects of the regulatory changes could reduce investment returns or harm the Fund's ability to implement its investment strategy. Investors in the Fund and their financial advisers should consider whether the Fund's status as a "commodity pool" impacts their operations or status under the Commodity Exchange Act of 1936, as amended (the "CEA"), in deciding whether to invest in the Fund.

Transactions in futures and options by the Fund are subject to limitations established by futures and options exchanges governing the maximum number of futures and options contracts that may be written or held by a single investor or group of investors acting in concert, regardless of whether the futures or options contracts were written or purchased on the same or different exchanges or are held in one or more accounts, through one or more different exchanges or through one or more broker-dealers or counterparties. Thus the number of futures or options contracts which the Fund may write or hold may be affected by futures or options contracts written or held by other entities, including other investment companies advised by the Adviser or Subadviser (or an adviser that is an affiliate of the Adviser or Subadviser), as applicable rules may require the futures or options positions held by the Fund to be "aggregated" with those of investment companies under common control therewith. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions or monetary fines.

The CFTC has proposed rules relating to position limits on derivatives (including futures, options and swaps) with certain underlying reference assets. The CFTC has also proposed rules relating to the aggregation of derivative positions among commonly owned or controlled entities and exemptions from such aggregation. The finalization of these rules and the ability of the Fund to rely on any exemption thereunder may affect the size and types of investments the Fund may make.

Futures Contracts

U.S. futures contracts are traded on organized exchanges regulated by the CFTC. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract. The Fund may also invest in futures contracts listed on foreign futures exchanges.

Trading futures contracts presents several risks to the Fund. In the event the Fund invests in futures contracts for hedging purposes or otherwise, there can be an imperfect correlation between movements in the price of futures and movements in the price of the instruments that are the subject of the hedge. The price of futures may move more or less than the price of the instruments being hedged. If the price of futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective, but, if the price of the instruments being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures contract. If the price of the futures contract moves more than the price of the hedged instruments, the Fund will experience either a loss or gain on the futures contract which will not be completely offset by movements in the price of the instruments which are the subject of the hedge.

To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, the Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures contracts, or if otherwise deemed to be appropriate by the Subadviser. Conversely, the Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Subadviser. It is also possible that, when the Fund sells futures to hedge its portfolio against a decline in the market, the market may advance and the value of the futures contracts held by the Fund may decline.

Where futures contracts are purchased to hedge against a possible increase in the price of securities before the Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concerns as to a possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the securities or other financial instruments that were to be purchased.

The Fund may also use futures contracts to attempt to gain exposure to a particular market, index, security, physical commodity or other financial instrument or for speculative purposes to increase return. One or more markets, indices or instruments to which the Fund has exposure through futures contracts may decrease in value, possibly sharply and unpredictably. This means the Fund could lose money.

The price of futures may not correlate perfectly with movements in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Also, with respect to futures contracts, the liquidity of the futures market depends on participants entering into equal and opposite futures contracts, rather than making or taking delivery. To the extent participants decide to hold a futures contract until expiry, liquidity in the futures market could be reduced, thus producing distortions. Further, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash markets and movements in the price of futures contracts, a correct forecast of general market trends or interest rate movements by the Subadviser, as applicable, may not result in a successful hedging transaction over a short time frame (in the event futures contracts are used for hedging purposes).

Positions in futures contracts may be closed out only on an exchange or board of trade which provides a market for such futures contracts. Although it is intended that the Fund will purchase or sell futures contracts only on exchanges or boards of trade where there appear to be active markets, there is no assurance that a liquid market on any exchange or board of trade will exist for any particular contract or at any particular time. When there is no liquid market, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin (as described below). In such circumstances, an increase in the price of the securities or other financial instruments, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities or other financial instruments will correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

Further, it should be noted that the liquidity of a market for a futures contract may be adversely affected by "daily price fluctuation limits" established by commodities exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the futures contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover equity.

Successful use of futures contracts to hedge portfolio securities protects against adverse market movements but also reduces potential gain. For example, if a particular Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities or other financial instruments to meet daily variation margin requirements. Such sales of securities or other financial instruments may be, but will not necessarily be, at increased prices that reflect the rising market. The Fund may have to sell securities or other financial instruments at a time when it may be disadvantageous to do so.

Stock Index Futures

The Fund may invest in stock index futures. A stock index assigns relative values to the common stocks included in the index and fluctuates with the changes in the market value of those stocks.

Stock index futures are contracts based on the future value of the basket of securities that comprise the underlying stock index. The contracts obligate the seller to deliver and the purchaser to take cash to settle the futures transaction or to enter into an obligation contract. No physical delivery of the securities in the underlying index is made on settling the futures obligation. No price is paid or received by the Fund on the purchase of a stock index future position but margin amounts may be required. At any time prior to the expiration of the future, the Fund may elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and additional cash is required to be paid by or released to the Fund. Any gain or loss is then realized by the Fund on the future for tax purposes. Although stock index futures by their terms call for settlement by the delivery of cash, in most cases the settlement obligation is fulfilled without such delivery by entering into an offsetting transaction. All futures transactions are effected through a clearinghouse associated with the exchange on which the contracts are traded.

Futures Contracts on Securities

The Fund may purchase and sell futures contracts on securities. A securities futures contract sale creates an obligation by the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A securities futures contract purchase creates an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was effected.

Although futures contracts on securities by their terms call for actual delivery or acceptance of securities, in most cases, the contracts are closed out before the settlement date without making or taking delivery of securities. The Fund may close out a futures contract sale by entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the Fund may close out of a futures contract purchase by entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss. Accounting for futures contracts will be in accordance with generally accepted accounting principles.

Swap Agreements

The Fund may enter into swap agreements with respect to securities, futures, currencies, physical commodities and other financial instruments. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors, including securities, futures, currencies, indices, commodities and other instruments. Depending upon their structure, swap agreements may increase or decrease the Fund's exposure to long- or short-term interest rates (in the U.S. or abroad), foreign currency values, mortgage securities, corporate borrowing rates or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names.

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or financial instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount" (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or in a "basket" of securities representing a particular index). The "notional amount" of the swap agreement is only a reference point basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange.

Some swap agreements entered into by the Fund would calculate the obligations of the parties to the agreements on a "net" basis. Consequently, the Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of liquid assets in accordance with SEC staff positions on the subject.

Forms of swap agreements also include cap, floor and collar agreements. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift the Fund's investment exposure from one type of investment to another. For example, if the Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease the Fund's exposure to long-term interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund's investments and its share price and yield. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due.

The Fund's use of swap agreements may not be successful in furthering its investment objective, as the Subadviser, as relevant, may not accurately predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. If such instruments are determined to be illiquid by the Subadviser, then the Fund will limit its investment in these instruments subject to its limitation on investments in illiquid securities. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Certain restrictions imposed on the Fund by the Code may limit the Fund's ability to use swap agreements. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. Regulatory changes could adversely affect the Fund by restricting its trading activities and/or increasing the costs or taxes to which its investors are subject. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act"), among other things, grants the CFTC and SEC broad rulemaking authority to implement various provisions of the Dodd-Frank Act, including comprehensive regulation of the OTC derivatives market. These regulations include derivative exchange trading and clearing requirements, disclosure obligations, margin posting requirements as well as requiring OTC derivative dealers and major OTC derivatives market participants to register with the SEC and/or CFTC. The implementation of the Dodd-Frank Act could adversely affect the Fund by increasing transaction and/or regulatory compliance costs, limiting the availability of certain derivatives or otherwise adversely affecting the value or performance of derivatives that the Fund trades. Other potentially adverse regulatory initiatives could develop suddenly and without notice.

Equity, Currency, Commodity and Futures Swaps

The Fund may enter into swaps with respect to a security, currency, commodity or futures contract (each, an "asset"); basket of assets; asset index; or index component (each, a "reference asset"). An equity, currency, commodity or futures swap is a two-party contract that generally obligates one party to pay the positive return and the other party to pay the negative return on a specified reference asset during the period of the swap. The payments based on the reference asset may be adjusted for transaction costs, interest payments, the amount of dividends paid on the referenced asset or other economic factors.

Equity, currency, commodity or futures swap contracts may be structured in different ways. For example, with respect to an equity swap, when the Fund takes a long position, the counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular stock (or group of stocks), plus the dividends that would have been received on the stock. In these cases, the Fund may agree to pay to the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stock.

Therefore, in this case the return to the Fund on the equity swap should be the gain or loss on the notional amount plus dividends on the stock less the interest paid by the Fund on the notional amount. In other cases, when the Fund takes a short position, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have decreased in value had the Fund sold a particular stock (or group of stocks) short, less the dividend expense that the Fund would have paid on the stock, as adjusted for interest payments or other economic factors. In these situations, the Fund may be obligated to pay the amount, if any, by which the notional amount of the swap would have increased in value had it been invested in such stock.

Equity, currency, commodity or futures swaps generally do not involve the delivery of the reference asset. Accordingly, the risk of loss with respect to these swaps is normally limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to the swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. Inasmuch as these transactions are offset by segregated cash or liquid assets to cover the of the Fund's current obligations (or are otherwise covered as permitted by applicable law), the Fund and the Subadviser believe that these transactions do not constitute senior securities under the 1940 Act.

Equity, currency, commodity or futures swaps are derivatives and their value can be very volatile. To the extent that the Subadviser, as applicable, does not accurately analyze and predict future market trends, the values of assets or economic factors, the Fund may suffer a loss, which may be substantial. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents. As a result, the markets for certain types of swaps have become relatively liquid.

Total Return and Interest Rate Swaps

Through a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or an index, for a specified period of time. In return, the buyer pays the counterparty a variable stream of payments, typically based upon short term interest rates, possibly plus or minus an agreed upon spread. At the current time the Fund does not intend to engage in total return swaps but may do so in the future.

Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are "fixed-for floating rate swaps," "termed basis swaps" and "index amortizing swaps." Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met. Like a traditional investment in a debt security, the Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if the Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if the Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

Interest rate and total return swaps entered into in which payments are not netted may entail greater risk than a swap entered into a net basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

Foreign currency swaps

Foreign currency swaps involve the exchange by the lenders, including the Fund, with another party (the "counterparty") of the right to receive the currency in which the loans are denominated for the right to receive U.S. dollars. The Fund will enter into a foreign currency swap only if the outstanding debt obligations of the counterparty are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Fund's adviser to be equivalent to such rating. The amounts of U.S. dollar payments to be received by the Fund and the foreign currency payments to be received by the counterparty are fixed at the time the swap arrangement is entered into. Accordingly, the swap protects the Fund from the fluctuations in exchange rates and locks in the right to receive payments under the loan in a predetermined amount of U.S. dollars.

If there is a default by the counterparty, the Fund will have contractual remedies pursuant to the swap agreement; however, the U.S. dollar value of the Fund's right to receive foreign currency payments under the obligation will be subject to fluctuations in the applicable exchange rate to the extent that a replacement swap arrangement is unavailable or the Fund is unable to recover damages from the defaulting counterparty.

Cross currency interest rate swap agreements

Cross currency interest rate swap agreements combine features of currency swap agreements and interest rate swap agreements. The cross currency interest rate swaps in which the Fund may enter generally will involve both the exchange of currency and the payment of interest streams with reference to one currency based on a specified index in exchange for receiving interest streams with reference to the other currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon transaction amount. For example, the payment stream on a specified amount of euro based on a European market floating rate might be exchanged for a U.S. oriented floating rate on the same principal amount converted into U.S. dollars.

Combined Transactions

The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and multiple swap transactions, and any combination of options, futures, currency, interest rate and swap transactions ("component transactions"), instead of a single transaction, as part of a single or combined strategy when the Subadviser determines that it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Subadviser's determination that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Hedging Transactions

The Subadviser will from time to time employ various hedging techniques within the Fund. The success of the Fund's hedging strategy will be subject to the Subadviser's ability to correctly assess the degree of correlation between the performance of the instruments used to effect the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of the Fund's hedging strategy will also be subject to the Subadviser's ability to continually recalculate, readjust and execute hedges in an efficient and timely manner.

Hedging against a decline in the value of a security or other financial instrument held by the Fund does not eliminate fluctuations in the values of the securities or other financial instruments or prevent losses if the values of the securities or other financial instrument decline. Rather, hedging establishes other positions designed to gain from those same declines, thus seeking to moderate the decline in the security or other financial instrument's value. Hedging transactions can also limit the opportunity for gain if the value of the security or other financial instrument increases. For a variety of reasons, the Subadviser may not seek to establish a perfect correlation between hedging instruments and the security or other financial instrument being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs. The Subadviser may determine, in its sole discretion, not to hedge against certain risks and certain risks may exist that cannot be hedged appropriately. Any decision not to seek to hedge fully or perfectly against any risk may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. Furthermore, the Subadviser may not anticipate a particular risk so as to hedge against it effectively. Hedging transactions also limit the opportunity for gain if the value of a hedged security or other financial instrument should increase.

Credit-linked notes

The Fund may invest in credit-linked notes ("CLNs"), which are derivative instruments. A CLN is a synthetic obligation between two or more parties where the payment of principal and/or interest is based on the performance of some obligation (a reference obligation). In addition to credit risk of the reference obligations and interest rate risk, the buyer/seller of the CLN is subject to counterparty risk.

Exchange Traded Notes

The Fund may invest in exchange traded notes ("ETNs"). An ETN is a type of senior, unsecured, unsubordinated debt security issued by financial institutions that combines both aspects of bonds and ETFs. An ETN's returns are based on the performance of a market index or other reference asset minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN's maturity, at which time the issuer will pay a return linked to the performance of the market index or other reference asset to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments and principal is not protected. An ETN that is tied to a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable index. ETNs also incur certain expenses not incurred by their applicable index. Additionally, certain components comprising the index tracked by an ETN may, at times, be temporarily unavailable, which may impede an ETN's ability to track its index. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. However, the Fund's potential loss is limited to the amount actually invested in the ETN. The market value of an ETN is influenced by supply and demand for the ETN, the current performance of the index or other reference asset, the credit rating of the ETN issuer, volatility and lack of liquidity in the reference asset, changes in the applicable interest rates, and economic, legal, political or geographic events that affect the reference asset. The market value of ETN shares may differ from their net asset value.

This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities underlying the index (or other reference asset) that the ETN seeks to track. The value of an ETN may also change due to a change in the issuer's credit rating. As a result, there may be times when an ETN share trades at a premium or discount to its net asset value. The Fund will bear its pro rata portion of any fees and expenses borne by the ETN. These fees and expenses generally reduce the return realized at maturity or upon redemption from an investment in an ETN.

Other investments and investment techniques

Short-term investments

For temporary defensive or cash management purposes, the Fund may invest in all types of short-term investments including, but not limited to, (a) commercial paper and other short-term commercial obligations; (b) obligations (including certificates of deposit and bankers' acceptances) of banks; (c) obligations issued or guaranteed by a governmental issuer, including governmental agencies or instrumentalities; (d) fixed-income securities of non-governmental issuers; and (e) other cash equivalents or cash. Subject to the Fund's restrictions regarding investment in non-U.S. securities, these securities may be denominated in any currency. Although these investments generally are rated investment grade or are determined by the Subadviser to be of equivalent credit quality, the Fund may also invest in these instruments if they are rated below investment grade in accordance with its investment objectives, policies and restrictions.

Illiquid securities

The Fund may invest up to 15% of its net assets in illiquid and other securities that are not readily marketable. If due to subsequent fluctuations in value or any other reasons, the value of the Fund's illiquid securities exceeds this percentage limitation, the Fund will consider what actions, if any, are necessary to maintain adequate liquidity. Repurchase agreements maturing in more than seven days will be included for purposes of the foregoing limit. Securities subject to restrictions on resale under the Securities Act of 1933, as amended (the "1933 Act"), are considered illiquid unless they are eligible for resale pursuant to Rule 144A or another exemption from the registration requirements of the 1933 Act and are determined to be liquid by the Subadviser. The Subadviser determines the liquidity of Rule 144A and other restricted securities according to procedures adopted by the Board of Trustees. Under the direction of the Board of Trustees, the Subadviser monitors the application of these guidelines and procedures. The inability of the Fund to dispose of illiquid investments readily or at reasonable prices could impair the Fund's ability to raise cash for redemptions or other purposes. If the Fund sold restricted securities other than pursuant to an exception from registration under the 1933 Act such as Rule 144A, it may be deemed to be acting as an underwriter and subject to liability under the 1933 Act.

Repurchase agreements

The Fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the Fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the Fund's purchase price, with the difference being income to the Fund. A repurchase agreement may be considered a loan by the Fund collateralized by securities. Under the direction of the Board of Trustees, the Subadviser reviews and monitors the creditworthiness of any institution which enters into a repurchase agreement with the Fund. The counterparty's obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the Fund's custodian in a segregated, safekeeping account for the benefit of the Fund. Repurchase agreements afford the Fund an opportunity to earn income on temporarily available cash. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and interest involved in the transaction. There is no specific limit on the Fund's ability to enter into repurchase agreements. The SEC frequently treats repurchase agreements as loans for purposes of the 1940 Act.

Reverse repurchase agreements

Reverse repurchase agreements involve the sale of securities to a bank or other institution with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund that it is obligated to repurchase. The Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. Reverse repurchase agreements may be considered to be a type of borrowing. The 1940 Act permits the Fund to borrow money in amounts of up to one-third of the Fund's total assets from banks for any purpose and up to 5% of the Fund's total assets from banks and other lenders for temporary purposes. The Fund will segregate assets in an amount at least equal to the repurchase price of the securities.

Short sales against the box

The Fund may sell securities "short against the box." A short sale involves the Fund borrowing securities from a broker and selling the borrowed securities. The Fund has an obligation to return securities identical to the borrowed securities to the broker. In a short sale against the box, the Fund at all times owns an equal amount of the security sold short or securities convertible into or exchangeable for, with or without payment of additional consideration, an equal amount of the security sold short. The Fund intends to use short sales against the box to hedge. For example when the Fund believes that the price of a current portfolio security may decline, the Fund may use a short sale against the box to lock in a sale price for a security rather than selling the security immediately. In such a case, any future losses in the Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The Fund may engage in short sales of securities only against the box.

If the Fund effects a short sale against the box at a time when it has an unrealized gain on the security, it may be required to recognize that gain as if it had actually sold the security (a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale provided that certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Fund may make short sales against the box.

Dollar rolls

The Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid securities in an amount equal to its forward purchase price.

For financial reporting and tax purposes, the Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. Dollar rolls involve certain risks including the following: if the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the securities subject to the dollar roll may be restricted and the instrument which the Fund is required to repurchase may be worth less than an instrument which the Fund originally held. Successful use of dollar rolls will depend upon The Subadviser's ability to manage its interest rate and prepayment exposure. There is no assurance that dollar rolls can be successfully employed.

Asset segregation

The 1940 Act requires that the Fund segregate assets in connection with certain types of transactions that may have the effect of leveraging the portfolio. If the Fund enters into a transaction requiring segregation, such as a forward commitment or a reverse repurchase agreement, the custodian or Pioneer will segregate liquid assets in an amount required to comply with the 1940 Act. Such segregated assets will be valued at market daily. If the aggregate value of such segregated assets declines below the aggregate value required to satisfy the 1940 Act, additional liquid assets will be segregated. In some instances the Fund may "cover" its obligation using other methods to the extent permitted under the 1940 Act, orders or releases issued by the SEC thereunder, or no-action letters or other guidance of the SEC staff.

INVESTMENT LIMITATIONS

The Trust, on behalf of the Fund, has adopted the following investment policies which are fundamental policies that may not be changed without the affirmative vote of a majority of the outstanding voting securities of the Fund. "A majority of the outstanding voting securities of the Fund," as defined by the 1940 Act, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a meeting, if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

The Fund's investment objective is a non-fundamental policy. Non-fundamental policies may be changed by the Board without shareholder approval.

For purposes of the Fund's investment limitations, all percentage limitations apply immediately after an investment. Except with respect to the fundamental policy relating to borrowing money, set forth in (1) below, if a percentage limitation is adhered to at the time of an investment, a later increase or decrease in the percentage resulting from any change in value or net assets will not result in a violation of such restrictions. If at any time the Fund's borrowings exceed its limitations due to a decline in net assets, such borrowings will be reduced within three days (excluding Sundays and holidays) to the extent necessary to comply with the limitation. If illiquid securities exceed 15% of the Fund's net assets after the time of purchase the Fund will take steps to reduce in an orderly fashion its holdings of illiquid securities.

Fundamental Limitations. The Fund has adopted the following investment limitations that cannot be changed by the Board without shareholder approval.

1. Borrowing Money. The Fund will not borrow money, except: (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made.

2. Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3. Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4. Concentration. The Fund will not invest 25% or more of its net assets, calculated at the time of purchase and taken at market value, in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or repurchase agreements secured by U.S. government securities).

5. Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

6. Commodities. The Fund may purchase and sell commodities (and commodity-related derivatives) to the maximum extent permitted by applicable law and the Fund's Prospectus and SAI.

7. Loans. The Fund will not make loans to other persons, except: (a) by loaning portfolio securities; (b) by engaging in repurchase agreements; or (c) by purchasing non-publicly offered fixed-income securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits the Fund to borrow money in amounts of up to one-third of the Fund's total assets, at the time of borrowing, from banks for any purpose (the Fund's total assets include the amounts being borrowed). To limit the risks attendant to borrowing, the 1940 Act requires the Fund to maintain at all times an "asset coverage" of at least 300% of the amount of its borrowings (not including borrowings for temporary purposes in an amount not exceeding 5% of the value of the Fund's total assets). Asset coverage means the ratio that the value of the Fund's total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings.

With respect to the fundamental policy relating to issuing senior securities set forth in (2) above, "senior securities" are defined as fund obligations that have a priority over the Fund's shares with respect to the payment of dividends or the distribution of Fund assets. The 1940 Act prohibits the Fund from issuing any class of senior securities or selling any senior securities of which it is the issuer, except that the fund is permitted to borrow from a bank so long as, immediately after such borrowings, there is an asset coverage of at least 300% for all borrowings of the Fund (not including borrowings for temporary purposes in an amount not exceeding 5% of the value of the Fund's total assets). In the event that such asset coverage falls below this percentage, the Fund is required to reduce the amount of its borrowings within three days (not including Sundays and holidays) so that the asset coverage is restored to at least 300%. The policy in (2) above will be interpreted not to prevent collateral arrangements with respect to reverse repurchase agreements,swaps, options, forwards or futures contracts or other derivatives, or the posting of initial or variation margin. The Fund segregate liquid assets with respect to certain leveraged positions in accordance with requirements for senior securities under Section 18 of the 1940 Act and applicable SEC staff interpretations.

With respect to the fundamental policy relating to making loans set forth in (7) above, the 1940 Act does not prohibit the Fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans).

BOARD OF TRUSTEES, MANAGEMENT AND SERVICE PROVIDERS

A. Board of Trustees

The Trust is governed by its Board of Trustees. The Board is responsible for and oversees the overall management and operations of the Trust and the Fund, which includes the general oversight and review of the Fund's investment activities, in accordance with federal law, Delaware law and the stated policies of the Fund. The Board oversees the Trust's officers and service providers, including the Adviser, who is responsible for the management of the day-to-day operations of the Fund based on policies and agreements reviewed and approved by the Board. In carrying out these responsibilities, the Board regularly interacts with and receives reports from senior personnel of service providers and the Trust's Chief Compliance Officer ("CCO"). The Board also is assisted by the Trust's independent auditor (which reports directly to the Trust's Audit Committee), independent counsel and other experts as appropriate, all of whom are selected by the Board.

Board Structure and Related Matters. Independent Trustees constitute a majority of the Board members. Stephen J. Kneeley, the Chairman of the Board, is an "interested person". Based on the specific characteristics of the Fund, including its size and investment strategies, the Board has determined it appropriate that Mr. Kneeley fulfill the role of Chairman. Mr. Kneeley, who also serves as Chief Executive Officer of Context Asset Management, L.P., the parent holding company of the Adviser, is the most knowledgeable of the Trustees regarding the day-to-day operations of the Trust and having him preside at Board meetings results in efficient and focused meetings. Mr. Kneeley coordinates with the Independent Trustees to set the agenda for each meeting of the Board, and serves as liaison with the Independent Trustees, the Trust's officers and other management personnel, and counsel to the Funds. The Independent Trustees are available to perform all such other duties as the Board may from time to time determine.

The trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a charter or procedures approved by the Board that delineates the specific responsibilities of that committee. The Board has established two standing committees: the Audit Committee and the Nominating Committee. The members and responsibilities of each Board committee are summarized below.

The Board periodically evaluates its structure and composition as well as various aspects of its operations. The Board believes that its leadership and committee structure is appropriate for the Trust in light of, among other factors, the asset size and nature of the Fund, the number of funds overseen by the Board, the arrangements for the conduct of the Fund's operations, the number of trustees and the Board's responsibilities. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each of its committees, the trustees are able to oversee effectively the number of funds in the complex.

The Board holds four regularly scheduled in-person meetings each year. The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. The Independent Trustees also hold at least one in-person meeting each year during a portion of which management is not present and may hold special meetings, as needed, either in person or by telephone.

The trustees are identified in the table below, which provides information as to their principal business occupations held during the last five years and certain other information. Each trustee serves until his death, resignation or removal and replacement. The address for all trustees is c/o Atlantic Fund Services, Three Canal Plaza, Suite 600, Portland, Maine 04101.

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series in Fund Complex Overseen By Trustee	Other Directorships Held By Trustee During Past Five Years
Interested Trustees
John N. Culbertson, Jr. Born: 1964	Trustee	Since 2014	Managing Director and Chief Investment Officer, Context Capital Partners since 2011; Partner, Veritas Ventures, LLP since 2000; Chief Investment Officer, 2008-2011.	2	None
Stephen J. Kneeley Born: 1963	Chairman of the Board; Trustee	Since 2014	Chief Executive Officer, Context Asset Management, L.P., since 2014; Chief Executive Officer, Spider Management Co., 2012-2013; Chief Executive Officer, Ardmore Investment Partners, 2009-2012; Senior Partner, Logan Circle Investment Partners, 2008-2009.	2	Trustee, Copeland Trust (2 portfolios).
Independent Trustees
Christopher J. LaCroix Born: 1957	Trustee; Chairman, Nominating Committee	Since 2014	Retired since 2009; Partner and Managing Director, LSV Asset Management, 1996-2008.	2	Trustee, Stride Capital.
Paul D. Schaeffer Born: 1951	Trustee	Since 2014	President, Aspirin Solutions since 2013; Managing Director, Forward Management, 2008-2013.	2	None
Stephen M. Wynne Born: 1955	Trustee; Chairman, Audit Committee	Since 2014	Chief Executive Officer, BNY Mellon, U.S. Funds Services, 2010; Chief Executive Officer, PNC Global Investment Servicing (formerly PFPC), 2008-2010.	2	Trustee, FundVantage Trust (31 portfolios); Trustee, Copeland Trust (2 portfolios).

In addition to the information set forth in the table above, each trustee possesses other relevant qualifications, experience, attributes or skills. The following provides additional information about these qualifications and experience.

Stephen J. Kneeley: Mr. Kneeley has extensive experience in the asset management industry, including experience as the CEO of two different investment management firms in addition to Context Asset Management, L.P., the parent holding company of the Adviser. Additionally, he has served on the Board of Trustees of the Copeland Trust, a series trust investment company, since 2010. Mr. Kneeley's background in investment management and his leadership skills as a CEO and trustee contribute to the Board's oversight responsibilities regarding the Adviser and other service providers, as well as general discussion regarding Trust operations and growth.

John N. Culbertson, Jr.: Mr. Culbertson has extensive experience in the investment management industry, specialized in the field of quantitative trading and risk management. Mr. Culberson currently serves as Managing Director and Chief Investment Officer at Context Capital Partners and has also served in senior management roles at investment advisers, including the manager of a fund of hedge funds. Mr. Culbertson has also served a member of the board of directors of charitable organizations and currently serves as Chairman of the Board of directors of a foundation providing youth education and training.

Christopher J. LaCroix: Mr. LaCroix has extensive experience the financial services and investment management business, including as partner and managing director of a global value asset manager. Mr. LaCroix has served as a Trustee of Stride Capital, LP since 2012. Mr. LaCroix' expertise and leadership skills contribute to the Board's oversight responsibilities the regarding the Adviser and Trust operations.

Paul David Schaeffer: Mr. Schaeffer has extensive investment management and leadership experience, having served as the managing director of a service provider to mutual fund, alternative investment and separate account management organizations. Mr. Schaeffer has also served as managing partner of an investment management consulting firm. He is chair of the board of PopTech! a leading innovation network.

Stephen M. Wynne: Mr. Wynne has extensive experience in the investment management and distribution fields, including experience as the CEO of two different financial services firms. Additionally, he has served on the Boards of Trustees of the FundVantage Trust and the Copeland Trust, each a series trust investment company, since 2009 and 2010, respectively. Mr. Wynne also served on the Boards of Trustees of the Brandywine Fund, Inc. and Brandywine Blue Fund, Inc. from 2011-2013. Mr. Wynne's background in investment management, his leadership skills as a financial executive, and his experience with another investment company board bring practical knowledge to Board discussions regarding fund and Trust operations.

Risk Oversight. Consistent with its responsibility for oversight of the Trust and the Fund, the Board oversees the management of risks relating to the administration and operation of the Trust and the Fund. The Adviser, as part of its responsibilities for the day-to-day operations of the Fund, is responsible for day-to-day risk management. The Board, in the exercise of its reasonable business judgment, also separately considers potential risks that may impact the Fund. The Board performs this risk management oversight directly and, as to certain matters, through its committees (described below) and through the Independent Trustees. The following provides an overview of the principal, but not all, aspects of the Board's oversight of risk management for the Trust and the Fund.

In general, the Fund's risks include, among others, investment risk, valuation risk, compliance risk and operational risk. The Board has adopted, and periodically reviews, policies and procedures designed to address these and other risks to the Trust and the Fund. In addition, under the general oversight of the Board, the Adviser, and the Subadviser and other service providers have themselves adopted a variety of policies, procedures and controls designed to address particular risks. Different processes, procedures and controls are employed with respect to different types of risks. Further, the Adviser and the Subadvisers oversees and regularly monitors the investments, operations and compliance of the Fund's investments.

The Board also oversees risk management for the Trust and the Fund through review of regular reports, presentations and other information from officers of the Trust and other persons. Senior officers of the Trust, senior officers of the Adviser and the Trust's CCO regularly report to the Board on a range of matters, including those relating to risk management. In this regard, the Board periodically receives reports regarding other service providers to the Trust, either directly or through the CCO. On at least a quarterly basis, the Independent Trustees meet with the CCO to discuss matters relating to the Fund's compliance program. Further, at least annually, the Board receives a report from the CCO regarding the effectiveness of the Fund's compliance program.

The Board receives regular reports from a "Valuation Committee," operating pursuant to the Trust's Valuation and Error Correction Policy (the "Valuation Policy"), as approved by the Board. The Valuation Committee reports to the Board on the pricing of the Fund's shares and the valuation of the Fund's portfolio securities; recommends, subject to approval by the Board, independent pricing services to provide a value for Fund assets; makes and monitors fair value determinations pursuant to the Valuation Policy and carries out any other functions delegated to it by the Board relating to the valuation of Fund assets.

The Board also regularly receives reports from the Adviser with respect to the investments and securities trading of the Fund. For example, typically, the Board receives reports, presentations and other information from the Adviser on at least an annual basis in connection with the Board's consideration of the renewal of the investment advisory agreement between the Adviser and the Trust on behalf of the Fund (the "Advisory Agreement"). Also, if applicable, the Board receives reports from the Adviser and other service providers in connection with the Board's consideration of the renewal of any distribution plan of the Fund under Rule 12b-1 under the 1940 Act. Senior officers of the Trust and senior officers of the Adviser also report regularly to the Audit Committee on valuation matters, internal controls and accounting and financial reporting policies and practices. In addition, the Audit Committee receives regular reports from the Trust's independent auditors on internal control and financial reporting matters.

Trustee Ownership in the Fund and the Fund Complex. The following table sets forth each trustee's ownership of the Fund and the Trust.

Trustees	Dollar Range of Beneficial Ownership in the Fund as of December 31, 2013¹	Aggregate Dollar Range of Ownership as of December 31, 2013 in all Registered Investment Companies Overseen by Trustee in the Trust
Interested Trustees
John N. Culbertson, Jr.	None	None
Stephen J. Kneeley	None	None
Independent Trustees
Christopher J. LaCroix	None	None
Paul D. Schaeffer	None	None
Stephen M. Wynne	None	None

¹ The Fund had not commenced operations prior to the date of this SAI. Accordingly, no trustee owns shares of the Fund.
B. Principal Officers of the Trust

The officers of the Trust conduct and supervise its daily business. As of the date of this SAI, the officers of the Trust, their year of birth and their principal occupations during the past five years are as set forth below. Each officer serves until his or her death, resignation or removal and replacement. The business address of each officer is c/o Atlantic Fund Services, Three Canal Plaza, Suite 600, Portland, Maine 04101.

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Stephen J. Kneeley Born: 1963	President; Principal Executive Officer	Since 2014	Chief Executive Officer, Context Asset Management, L.P., since 2014; Chief Executive Officer, Spider Management Co., 2012-2013; Chief Executive Officer, Ardmore Investment Partners, 2009-2012; Senior Partner, Logan Circle Investment Partners, 2008-2009.
Michael J. McKeen Born: 1971	Treasurer; Principal Financial Officer	Since 2014	Senior Vice President, Atlantic since 2008.
Vicki S. Horwitz Born: 1985	Vice President and Secretary	Since 2014	Associate Counsel, Atlantic since 2014; Senior Associate, State Street Corp., 2011-2014; Student, Boston College Law School, 2008-2011.
Dennis Mason Born: 1967	Chief Compliance Officer	Since 2014	Fund Compliance Officer, Atlantic since 2013; Senior Specialist, Atlantic, 2011-2013; Senior Analyst, Atlantic, 2008-2011.

C. Ownership of Securities of the Adviser and Related Companies

As of December 31, 2013, no Independent Trustee (or any of his immediate family members) owned beneficially or of record, securities of any Trust investment adviser, its principal underwriter, or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with any Trust investment adviser or principal underwriter.

D. Information Concerning Trust Committees

Audit Committee. The Trust's Audit Committee, which meets when necessary, consists of Messrs. LaCroix, Schaeffer and Wynne. Pursuant to a charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Trust. It is directly responsible for the appointment, termination, compensation and oversight of work of the independent auditors to the Trust. In so doing, the Committee reviews the methods, scope and results of the audits and audit fees charged, and reviews the Trust's internal accounting procedures and controls. During the fiscal year ended December 31, 2013, the Audit Committee did not meet as the Audit Committee had its first meeting in 2014.

Nominating Committee. The Trust's Nominating Committee, which meets when necessary, consists of Messrs. LaCroix, Schaeffer and Wynne. Pursuant to a charter adopted by the Board, the Nominating Committee is charged with the duty of nominating all trustees and committee members and presenting these nominations to the Board. The Nominating Committee will not consider any nominees for trustees recommended by security holders. During the fiscal year ended December 31, 2013, the Nominating Committee did not meet.

E. Compensation of Trustees and Officers

Independent Trustees of the Trust each receive an annual fee of $10,000 for service to the Trust. The Independent Trustees may receive additional fees for special Board meetings. Each trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a trustee, including travel and related expenses incurred in attending Board meetings. The Trust has no pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the trustees.

The following table sets forth the estimated fees paid to each trustee by the Fund and the Trust for the fiscal year ended December 31, 2013.

Trustee	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as part of Fund Expenses	Total Compensation from Trust
Interested Trustees
John N. Culbertson, Jr.	$0	N/A	$0
Stephen J. Kneeley	$0	N/A	$0
Independent Trustees
Christopher J. LaCroix	$5,000	N/A	$10,000
Paul D. Schaeffer	$5,000	N/A	$10,000
Stephen M. Wynne	$5,000	N/A	$10,000

F. Investment Adviser

Services of Adviser. The Adviser serves as investment adviser to the Fund pursuant to the Advisory Agreement. Under the Advisory Agreement, the Adviser furnishes, at its own expense, all services, facilities, and personnel necessary in connection with managing the Fund's investments and effecting portfolio transactions for the Fund. The Adviser may compensate brokers or other service providers ("Financial Intermediaries") out of its own assets, and not as additional charges to the Fund, in connection with the sale and distribution of shares of the Fund and/or servicing of these shares.

Ownership of Adviser and Subadviser. The following persons/entities control the Adviser and each Subadviser through equity interests.

Adviser	Controlling Persons/Entities
Context Advisers II, L.P.	[to be provided]

Subadviser	Controlling Persons/Entities
First Principles Capital Management, LLC	Douglas A. Dachille, Richard F. Dolan, Stephen R. Miller, James H. Vanepps, Hong Chen, Mark F. Lieberman, Robert R. Lewis, Michael J. Baek, Mark G. Alexandridis, David C. Ho and S. Prasad Kadiyala

Information Concerning Accounts Managed by Portfolio Managers. The portfolio managers are Douglas A. Dachille, Mark G. Alexandridis, David Ho, Mattan Horowitz and Prasad Kadiya. Each of the portfolio managers jointly and together manage ___ registered investment companies ($___ in assets), other pooled investment vehicles ($___ in assets) and ____ other accounts ($___ in assets). Of those ___ registered investment companies ($___ in assets) ___ other pooled investment vehicles ($___ in assets) and ___ other accounts ($___ in assets) have an advisory fee that is performance based.

Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with the following conflicts:

•The management of multiple client accounts may result in a portfolio manager devoting unequal time and attention to the management of the Fund. The Adviser may seek to manage such competing interests for the time and attention of the portfolio managers by having the portfolio managers focus on a particular investment discipline.

•If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, the Fund may be unable to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, the Adviser has adopted procedures for allocating portfolio transactions across multiple accounts.

•With respect to securities transactions for the Fund, the Adviser determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as other pooled investment vehicles that are not registered mutual funds and other accounts managed for organizations and individuals), the Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the Adviser may place separate, non-simultaneous transactions for the Fund and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other account.

•Finally, the appearance of a conflict of interest may arise if the Adviser has an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

The Adviser has adopted certain compliance procedures, which are designed to address these types of conflicts. The Adviser has developed and implemented policies and procedures designed to ensure that all clients are treated equitably. In addition, compliance oversight and monitoring ensures adherence to policies designed to avoid conflicts. The Adviser's polices and procedures address trade aggregation and allocation. Typically when aggregating trades across funds and/or other accounts, the size of the trade for each fund and/or other account is determined by proportional size of the fund and/or other account and such determination is made pre-trade. Moreover, in aggregated trades each fund and/or other account receives the average share price and transaction costs are shared on a pro-rata basis. Additionally, given the nature of the Adviser's investment process and its Fund and/or other accounts, the Adviser's investment management team services are typically applied collectively to the management of all the Funds and/or other accounts following the same strategy.

Compensation of the Adviser's portfolio management team is not based upon performance of the Fund managed by the Adviser. Fund performance is not a factor in compensation as it might encourage investment decisions deviating from the Fund's mandate. To mitigate the potential for conflict to have a team member favor one Fund over another Fund and/or other account, the Adviser has established procedures, including policies to monitor trading and best execution for all funds and/or other accounts.

There is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Information Concerning Compensation of Portfolio Managers. Compensation for the portfolio managers is determined by overall profitability of the firm and the contribution of each individual. Portfolio manager compensation is comprised of a base salary and year-end discretionary bonus. The Subadviser does not tie compensation of portfolio managers to specific performance benchmarks for any managed account or fund.

Portfolio Manager Ownership in the Fund. The Fund has not yet commenced operations prior to the date of this SAI. Accordingly, the Fund's portfolio managers do not own any shares of the Fund.

Fees. The Adviser receives an advisory fee from the Fund at an annual rate equal to X.XX% of the Fund's average annual daily net assets under the terms of the Advisory Agreement.

The Adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expenses on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses) of Investor Shares, Advisory Shares and Institutional Shares to X.XX%, X.XX% and X.XX%, respectively, through Month dd, yyyy ("Expense Cap"). The Expense Cap may be lowered upon approval of Trust management, but may only be raised or eliminated with the consent of the Board. The Adviser may be reimbursed by the Fund for fees waived and expenses reimbursed by the Adviser pursuant to the Expense Cap if (1) such payment is made within three years of the fees waived or expense reimbursement (2) such payment is approved by the Board and (3) does not cause the Net Annual Fund Operating Expense of a class to exceed the Expense Cap. Net Annual Fund Operating Expenses may increase if exclusions from the Expense Cap apply. The advisory fee, if not waived, is accrued daily and paid monthly by the Fund and is assessed based on the daily net assets of the Fund. The Subadviser's fee is calculated as a percentage of the Fund's average daily net assets allocated to the Subadviser for management but is paid by the Adviser and not the Fund. Thus, any fee breakpoints or other reduction in the Subadviser's fee rates inures to the benefit of Adviser rather than the Fund.

In addition to receiving its advisory fee from the Fund, the Adviser may also act and be compensated as investment manager for its clients with respect to assets that the clients have invested in the Fund. If you have a separately managed account with the Adviser with assets invested in the Fund, the Adviser will credit an amount equal to all or a portion of the fees received by the Adviser against any investment management fee received from a shareholder.

The Fund had not commenced operations prior to the date of this SAI. Accordingly, advisory and subadvisory fee data is not provided.

Advisory Agreement. The Fund's Advisory Agreement remains in effect for a period of two years from the date of its effectiveness, and thereafter the Advisory Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the trustees who are not parties to the Advisory Agreement or interested persons of any such party (other than as trustees of the Trust).

The Advisory Agreement is terminable without penalty by the Trust with respect to the Fund on 60 days' written notice when authorized either by vote of the Fund's shareholders or by a majority vote of the Board, or by the Adviser on 60 days' written notice to the Trust. The Advisory Agreement terminates immediately upon assignment.

Under the Advisory Agreement, Context Advisers II, L.P. is not liable for <<INSERT IAA INDEMNIFICATION LANGUAGE>>.

G. Distributor

Distribution Services. Foreside Fund Services, LLC (the "Distributor") is the distributor (also known as principal underwriter) of the shares of the Fund and is located at Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA").

Under a Distribution Agreement with the Trust dated January 15, 2014, the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of the Fund. The Distributor continually distributes shares of the Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of the Fund. With respect to certain financial intermediaries and related fund "supermarket" platform arrangements, the Fund and/or the Adviser, rather than the Distributor, typically enter into such agreements. These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Fund.

Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase shares. Investors purchasing shares of the Fund through financial intermediaries should acquaint themselves with their financial intermediary's procedures and should read the Prospectus in conjunction with any materials and information provided by their financial intermediary. The financial intermediary, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the intermediary. The Distributor does not receive compensation from the Fund for its distribution services. The Adviser pays the Distributor a fee for certain distribution-related services.

Distribution Plan (Investor Shares and Advisory Shares). The Trust, including a majority of Independent Trustees who have no direct or indirect financial interest in the operation of the Rule 12b-1 plan, has adopted a Rule 12b-1 plan under which the Fund is authorized to pay to the Distributor and any other entity authorized by the Board, including the Adviser (collectively, "payees"), a fee equal to 0.25% and 0.10% of the average daily net assets of the Fund's Investor Shares and Advisory Shares for distribution services and/or the servicing of shareholder accounts. The payees may pay any or all amounts received under the Rule 12b-1 plan to other persons for any distribution or service activity conducted on behalf of the Fund. The Rule 12b-1 plan is a core component of the ongoing distribution of the Fund's Investor Shares and Advisory Shares, which is intended to attract and retain assets from prospective investors and may realize potential economies of scale for shareholders in the form of future lower expense ratios. Pursuant to an agreement between the Distributor and the Adviser, the Distributor may reimburse certain distribution-related and/or shareholder servicing expenses incurred by the Adviser.

The Rule 12b-1 plan provides that the payees may incur expenses for distribution and service activities including, but not limited to (1) any sales, marketing and other activities primarily intended to result in the sale of Fund shares and (2) providing services to holders of shares related to their investment in the Fund, including, without limitation, providing assistance in connection with responding to shareholder inquiries regarding the Fund's investment objective, policies and other operational features and inquiries regarding shareholder accounts. Expenses for such activities include compensation to employees and expenses, including overhead and telephone and other communication expenses, of a payee who engages in or supports the distribution of Fund shares or who provides shareholder servicing such as responding to shareholder inquiries regarding the Fund's operations; the incremental costs of printing (excluding typesetting) and distributing prospectuses, statements of additional information, annual reports and other periodic reports for use in connection with the offering or sale of Fund shares to any prospective investors; and the costs of preparing, printing and distributing sales literature and advertising materials used by the Distributor, the Adviser or others in connection with the offering of Fund shares for sale to the public.

The Rule 12b-1 plan requires the payees to prepare and submit to the Board, at least quarterly, and the Board to review, written reports setting forth all amounts expended under the Rule 12b-1 plan and identifying the activities for which those expenditures were made. The Rule 12b-1 plan obligates the Fund to compensate payees for services and not to reimburse them for expenses incurred.

The Rule 12b-1 plan provides that it will remain in effect for one year from the date of its adoption and thereafter shall continue in effect provided it is approved at least annually by the shareholders or by the Board, including a majority of the Independent Trustees. The Rule 12b-1 plan further provides that it may not be amended to materially increase the costs that a Fund or class bears for distribution/shareholder servicing pursuant to the Rule 12b-1 plan without approval by affected shareholders and that other material amendments of the Rule 12b-1 plan must be approved by the Independent Trustees. The current Rule 12b-1 plan may be terminated with respect to Investor Shares and Advisory Shares at any time by the Board, by a majority of the Independent Trustees or by the shareholders of Investor Shares and Advisory Shares.

The Fund had not commenced operations prior to the date of this SAI. Accordingly, the fees payable by the Fund to the Distributor or its agents under the plan for Investor Shares and Advisory Shares, the amount of fees waived by the Distributor or its agents and the actual fees received by the Distributor and its agents under the plan are not provided.

H. Other Fund Service Providers

Administrator, Fund Accountant, Transfer Agent, and Compliance Services. Atlantic and its subsidiaries provide administration, compliance, fund accounting and transfer agency services to the Fund.

Pursuant to the Atlantic Services Agreement (the "Services Agreement"), the Fund pays Atlantic a bundled fee for administration, compliance, fund accounting and transfer agency services. The Fund also pays Atlantic certain surcharges and shareholder account fees. The fee is accrued daily by the Fund and is paid monthly based on the average net assets, transactions and positions for the prior month.

The Services Agreement continues in effect until terminated, so long as its continuance is specifically approved or ratified with such frequency and in such manner as required by applicable law. After an initial three-year term, the Services Agreement is terminable with or without cause and without penalty by the Trust or by the administrator on 120 days' written notice to the other party. The Services Agreement is also terminable for cause by the non-breaching party on at least 60 days' written notice to the other party, provided that such party has not cured the breach within that notice period. Under the Services Agreement, Atlantic is not liable to the Fund or the Fund's shareholders for any act or omission, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Services Agreement. The Services Agreement also provides that Atlantic will not be liable to a shareholder for any loss incurred due to a NAV difference if such difference is less than $0.01 per share. In addition, in accordance with the terms of the Services Agreement, Atlantic is not liable for the errors of others, including the companies that supply security prices to Atlantic and the Fund.

As administrator, Atlantic administers the Fund's operations except those that are the responsibility of any other service provider hired by the Trust, all in such manner and to such extent as may be authorized by the Board. The administrator's responsibilities include, but are not limited to: (1) overseeing the performance of administrative and professional services rendered to the Fund by others, including its custodian, transfer agent and dividend disbursing agent as well as legal, auditing, shareholder servicing and other services performed for the Fund; (2) preparing for filing and filing certain regulatory filings (i.e., registration statements and shareholder reports) subject to Trust counsel and/or independent auditor oversight; (3) overseeing the preparation and filing of the Fund's tax returns, the preparation of financial statements and related reports to the Fund's shareholders, the SEC and state and other securities administrators; (4) providing the Fund with adequate general office space and facilities and providing persons suitable to the Board to serve as officers of the Trust; (5) assisting the Adviser in monitoring Fund holdings for compliance with prospectus investment restrictions and assisting in preparation of periodic compliance reports; and (6) with the cooperation of the Adviser, the officers of the Trust and other relevant parties, preparing and disseminating materials for meetings of the Board.

Atlantic provides a Principal Financial Officer, a CCO, and an Anti-Money Laundering Compliance Officer to the Fund, as well as certain additional compliance support functions.

Atlantic Shareholder Services, LLC (the "Transfer Agent") serves as transfer agent and distribution paying agent for the Fund. Atlantic is registered as a transfer agent with the SEC. The Transfer Agent maintains an account for each shareholder of record of the Fund and is responsible for processing purchase and redemption requests and paying distributions to shareholders of record.

As fund accountant, Atlantic provides fund accounting services to the Fund. These services include calculating the NAV of each Fund class.

The Fund had not commenced operations prior to the date of this SAI. Accordingly, fee data for the aforementioned services are not provided.

Custodian. The Bank of New York Mellon is the "Custodian" for the Fund and safeguards and controls the Fund's cash and securities, determines income and collects interest on Fund investments. The Custodian may employ subcustodians to provide custody of the Fund's domestic and foreign assets. The Custodian is located at 101 Barclay Street, New York City, New York 10286.

Legal Counsel. Dechert LLP, 1095 Avenue of the Americas, New York, NY 10036, serves as legal counsel to the Trust.

Independent Registered Public Accounting Firm. <<Auditor Name>> ("<<Auditor>>"), <<Auditor Street Address>>, <<Auditor City, State Zipcode>>, is the independent registered public accounting firm for the Fund, providing audit and tax services. <<Auditor>> audits the annual financial statements of the Fund and provides the Fund with an audit opinion. <<Auditor>> also reviews certain regulatory filings of the Fund.

PORTFOLIO TRANSACTIONS

A. How Securities are Purchased and Sold

Purchases and sales of portfolio securities that are fixed-income securities (for instance, money market instruments and bonds, notes and bills) usually are principal transactions. In a principal transaction, the party from which the Fund purchases or to which the Fund sells is acting on its own behalf (and not as the agent of some other party such as its customers). These securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for these securities.

Purchases and sales of portfolio securities that are equity securities (for instance, common stock and preferred stock) are generally effected if: (1) the security is traded on an exchange, through brokers that charge commissions; and (2) the security is traded in the over-the-counter markets, in a principal transaction directly from a market maker. In transactions on stock exchanges, commissions are negotiated.

When transactions are executed in an over-the-counter market, the Adviser or the Subadviser will seek to deal with the primary market makers, but when necessary in order to obtain best execution, the Adviser or the Subadviser will utilize the services of others.

The price of securities purchased from underwriters includes a disclosed fixed commission or concession paid by the issuer to the underwriter, and prices of securities purchased from dealers serving as market makers reflects the spread between the bid and asked price.

In the case of fixed-income and equity securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission, markup or markdown.

B. Commissions Paid

The Fund had not commenced operations prior to the date of this SAI. Accordingly, no brokerage commissions were paid by the Fund during the previous three fiscal years.

C. Adviserand Subadviser Responsibility for Purchases and Sales and Choosing Broker-Dealers

The Adviser and Subadviser place orders for the purchase and sale of securities with broker-dealers selected by and at the discretion of the Adviser and Subadviser. The Fund does not have any obligation to deal with a specific broker or dealer in the execution of portfolio transactions. Allocations of transactions to brokers and dealers and the frequency of transactions are determined by the Adviser and Subadviser in their best judgment and in a manner deemed to be in the best interest of the Fund rather than by any formula.

The Adviser and Subadviser seek "best execution" for all portfolio transactions. This means that the Adviser and Subadviser seek the most favorable price and execution available. The Fund may not always pay the lowest commission or spread available. Rather, in determining the amount of commissions (including certain dealer spreads) paid in connection with securities transactions, the Adviser and Subadviser take into account factors such as the size of the order, the difficulty of execution, the efficiency of the executing broker's facilities (including the research services described below) and any risk assumed by the executing broker-dealer. The Fund may pay a higher commission if, for example, the broker-dealer has specific expertise in a particular type of transaction (due to factors such as size or difficulty) or is highly efficient in trade execution.

The Adviser and Subadviser may also give consideration to brokerage and research services furnished to the Adviser and Subadviser by broker-dealers and may cause the Fund to pay these brokers-dealers a higher commission or spread than may be charged by other broker-dealers. Research services may include reports that are common in the industry, such as research reports and periodicals, quotation systems, software for portfolio management and formal databases. Typically, the Adviser and Subadviser use the research to manage all client accounts. Therefore, the commission dollars spent for research generally benefit all of the Adviser's clients and the Fund's investors, although a particular client may not benefit from research received on each occasion. The Adviser does not reduce its fees because the Adviser and Subadviser receive research.

The Fund had not commenced operations prior to the date of this SAI. Accordingly, the Fund did not direct brokerage to any broker for research services provided to the Fund during the fiscal year.

D. Counterparty Risk

The Adviser or the Subadviser monitors the creditworthiness of counterparties to the Fund's transactions and intends to enter into a transaction only when it believes that the counterparty presents appropriate credit risks.

E. Transactions through Affiliates

The Adviser or the Subadviser may effect brokerage transactions through affiliates of the Adviser or the Subadviser (or affiliates of those persons) pursuant to procedures adopted by the Trust and in accordance with applicable law.

F. Other Accounts of the Adviser

Investment decisions for the Fund are made independently from those for any other account or investment company that is or may in the future become advised by the Adviser or the Subadviser or their respective affiliates. Investment decisions are the product of many factors, including basic suitability for the particular client involved. Likewise, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, with required consents, one client may sell a particular security to another client. In addition, two or more clients may simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in the Adviser's or the Subadviser's opinion, is in the best interest of the affected accounts and is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of a portfolio security for one client could have an adverse effect on another client that has a position in that security. In addition, when purchases or sales of the same security for the Fund and other client accounts managed by the Adviser or the Subadviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

G. Portfolio Turnover

The frequency of portfolio transactions of the Fund (the portfolio turnover rate) will vary from year to year depending on many factors. From time to time, the Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets. An annual portfolio turnover rate of 100% would occur if all the securities in the Fund were replaced once in a period of one year. Higher portfolio turnover rates may result in increased brokerage costs to the Fund and a possible increase in short-term capital gains (taxable to shareholders as ordinary income when distributed to them) or losses.

Portfolio turnover rate is defined under the rules of the SEC as the value of the securities purchased or securities sold, excluding all securities whose maturities at time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one year, including options and futures contracts in which the Fund invests, are excluded from the calculation of portfolio turnover rate.

H. Securities of Regular Broker-Dealers

From time to time the Fund may acquire and hold securities issued by its "regular brokers and dealers" or the parents of those brokers and dealers. For this purpose, regular brokers and dealers are the ten brokers or dealers that: (1) received the greatest amount of brokerage commissions during the Fund's last fiscal year; (2) engaged in the largest amount of principal transactions for portfolio transactions of the Fund during the Fund's last fiscal year; or (3) sold the largest amount of the Fund's shares during the Fund's last fiscal year.

The Fund had not commenced operations prior to the date of this SAI. Accordingly, data regarding the Fund's regular broker-dealers is not included.

I. Portfolio Holdings

Portfolio holdings as of the end of the Fund's annual and semi-annual fiscal periods are reported to the SEC on Form N-CSR within 10 days of the mailing of the annual or semi-annual report (typically no later than 70 days after the end of each period). Portfolio holdings as of the end of the first and third fiscal quarters are reported to the SEC on Form N-Q within 60 days after the end of such period. You may request a copy of the Fund's latest annual or semi-annual report to shareholders or a copy of the Fund's latest Form N-Q, which contains the Fund's portfolio holdings, by contacting the Transfer Agent at the address or phone number listed on the cover of this SAI. You may also obtain a copy of the Fund's latest Form N-CSR and Form N-Q by accessing the SEC's website at www.sec.gov.

In addition, the Adviser may make publicly available, on a quarterly basis, information regarding the Fund's portfolio holdings. This holdings information is released no earlier than 30 days after the quarter ends.

The Fund's nonpublic portfolio holdings information is received by certain service providers in advance of public release in the course of performing or enabling them to perform the contractual or fiduciary duties necessary for the Fund's operations that the Fund has retained them to perform. The Adviser has regular and continuous access to the Fund's portfolio holdings. In addition, the Administrator, the Custodian, the Distributor, and the Fund accountant, as well as independent auditors, proxy voting services, mailing services, and financial printers, may have access to the Fund's nonpublic portfolio holdings information on an ongoing basis. The trustees, the Trust's officers, legal counsel to the Trust and to the Independent Trustees, and the Fund's independent registered public accounting firm may receive such information on an as needed basis.

From time to time, nonpublic information regarding the Fund's portfolio holdings may also be disclosed to certain mutual fund consultants, analysts and rating/ranking entities, or other entities or persons ("Recipients") that have a legitimate business purpose in receiving such information. Any disclosure of information more current than the latest publicly available portfolio holdings information will be made only if a Trust officer determines that: (1) the more current information is necessary for a Recipient to complete a specified task; (2) the Fund has legitimate business purposes for disclosing the information; and (3) the disclosure is in the best interests of the Fund and its shareholders. Any Recipient, other than a ratings or ranking organization, receiving such information shall agree in writing to: (1) keep the information confidential; (2) use it only for agreed-upon purposes; and (3) not trade or advise others to trade securities, including shares of the Fund, on the basis of the information. Such confidentiality agreements entered into for the receipt of nonpublic information shall also provide, among other things, that the Recipient: (1) will limit access to the information to its employees and agents who are obligated to keep and treat such information as confidential; (2) assume responsibility for any breach of the terms of the confidentiality agreement by its employees; and (3) upon request from the Trust, will return or promptly destroy the information. Any Recipient that is a ratings or ranking organization receiving such information must have in place control mechanisms to reasonably ensure or otherwise agree that: (1) the holdings information will be kept confidential; (2) no employee shall use the information to effect trading or for their personal benefit; and (3) the nature and type of information that any employee, in turn, may disclose to third-parties is limited. The Trust officer shall report to the Board at its next regularly scheduled Board meeting the entering into of an agreement with a Recipient for the disclosure of nonpublic portfolio holdings information and shall include in the report the Trust officer's reasons for determining to permit such disclosure.

The Adviser and Subadviser may provide investment management for accounts of clients other than the Fund, which may result in some of those accounts having a composition substantially similar to that of the Fund. The Adviser, Subadviser and their affiliates may provide regular information to clients and others regarding the holdings in accounts that each manages, but no information is provided to clients or others that identifies the actual composition of the Fund's holdings, specifies the amount of the Fund's assets invested in a security or specifies the extent of any such similarities among accounts managed by the Adviser.

No compensation is received by the Fund, nor, to the Fund's knowledge, paid to its Adviser or any other party in connection with the disclosure of the Fund's portfolio holdings. The codes of ethics of the Trust and the Adviser are intended to address, among other things, potential conflicts of interest arising from the misuse of information concerning the Fund's portfolio holdings. In addition, the Fund's service providers may be subject to confidentiality provisions contained within their service agreements, codes of ethics, professional codes, or other similar policies that address conflicts of interest arising from the misuse of such information.

The Fund's portfolio holdings disclosure policy is subject to review by the CCO, who will report the results of such review at least annually to the Board. Any identified conflict between the interests of shareholders and those of another party resulting from the disclosure of nonpublic portfolio holdings information will be reported to the Board for appropriate action.

There is no assurance that the Fund's portfolio holdings disclosure policy will protect the Fund against potential misuse of holdings information by individuals or firms in possession of that information.

PURCHASE AND REDEMPTION INFORMATION

A. General Information

You may effect purchases or redemptions or request any shareholder privilege by contacting the Transfer Agent.

The Fund accepts orders for the purchase or redemption of shares of the Fund on any weekday except days when the New York Stock Exchange (the "NYSE") is closed. Under unusual circumstances, the Fund may accept orders when the NYSE is closed if deemed appropriate by the Trust's officers.

The shares of the Fund may not be available for sale in the state in which you reside. Please check with your investment professional to determine the Fund's availability.

B. Additional Purchase Information

Shares of each class of the Fund are offered on a continuous basis by the Distributor.

The Fund reserves the right to refuse any purchase request.

Fund shares are normally issued for cash only. In its discretion, the Fund may accept portfolio securities that meet the investment objective and policies of the Fund as payment for Fund shares. The Fund may allow an in kind purchase provided that (i) the purchase will not dilute the interests of its shareholders; (ii) the assets accepted by the Fund consist of securities that are appropriate, in type and amount, for investment by the Fund in light of its investment objective and policies and current holdings; (iii) market quotations are readily available for the securities; (iv) in determining the value of the assets contributed and the corresponding amount of shares issued, the Trust's Valuation Policy will be applied; (v) the transaction must comply with the Affiliated Persons and Transactions Policy if the person investing is an Affiliated Person; and (vi) the Adviser to the Fund discloses to the Board the existence of, and all material facts relating to, any conflicts of interest between the Adviser and the Fund in the proposed in kind purchase.

IRAs. All contributions into an individual retirement account (an "IRA") through the automatic investing service are treated as IRA contributions made during the year that the contribution is received.

UGMAs/UTMAs. If the custodian's name is not in the account registration of a gift or transfer to minor ("UGMA/UTMA") account, the custodian must provide instructions in a manner indicating custodial capacity.

C. Additional Redemption Information

You may redeem Fund shares at NAV.

The Fund may reverse a transaction for the purchase of Fund shares within two business days of notification from your bank that your funds did not clear (1) to collect any charge relating to transactions effected for the benefit of a shareholder that is applicable to the Fund's shares as provided in the Prospectus, or (2) to recoup any actual losses incurred by the Fund or the Transfer Agent in connection with any reversed transaction.

Suspension of Right of Redemption. The right of redemption may not be suspended, except for any period during which: (1) the NYSE is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted; (2) an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) the SEC has entered a suspension order for the protection of the shareholders of the Fund.

Redemption in Kind. Redemption proceeds normally are paid in cash. If deemed appropriate and advisable by the Adviser, the Fund may satisfy a redemption request from a shareholder by distributing portfolio securities pursuant to procedures adopted by the Board. The Trust has filed an election with the SEC pursuant to which the Fund may effect a redemption in portfolio securities only if the particular shareholder is redeeming more than $250,000 or 1% of the Fund's total net assets, whichever is less, during any 90-day period.

NAV Determination. In determining the NAV of the Fund class, securities for which market quotations are readily available are valued at current market value using the valuation price from the primary exchange where the security is listed, as provided by an independent pricing service. For other securities or securities not listed on an exchange, or if no sales price is reported, the mean of the last bid and ask price is used. If market quotations are not readily available, then securities are valued at fair value as determined by the Board (or its delegate). For further information, see the "General Information" section in the Prospectus, which is incorporated by reference.

Distributions. Distributions of net investment income will be reinvested at the NAV of the applicable class (unless you elect to receive distributions in cash) as of the last day of the period with respect to which the distribution is paid. Distributions of net realized capital gains will be reinvested at the NAV of the applicable class (unless you elect to receive distributions in cash) on the payment date for the distribution. Cash payments may be made more than seven days following the date on which distributions would otherwise be reinvested.

TAXATION

The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax adviser regarding their investment in the Fund.

The Fund intends to qualify and elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to continue to so qualify, which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, the Fund generally should not be subject to federal income or excise tax on its investment company taxable income or net capital gain, which are distributed to shareholders in accordance with the applicable timing requirements. Investment company taxable income and net capital gain of the Fund will be computed in accordance with Section 852 of the Code.

Investment company taxable income is made up of dividends and interest less expenses, and any excess of net short-term capital gains over net long-term capital losses. Net capital gain (that is, any excess of net long-term capital gains over net short-term capital losses) for a fiscal year is computed by taking into account any capital loss carry forward of the Fund. Capital losses incurred in tax years beginning after December 22, 2010 may now be carried forward indefinitely and retain the character of the original loss. Under previously enacted laws, capital losses could be carried forward to offset any capital gains for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. Capital loss carry forwards are available to offset future realized capital gains. To the extent that these carry forwards are used to offset future capital gains it is probable that the amount offset will not be distributed to shareholders.

The Fund intends to distribute all of its investment company taxable income and net capital gain in accordance with the timing requirements imposed by the Code and therefore should not be required to pay any federal income or excise taxes. Both types of distributions will be in shares of the Fund unless a shareholder elects to receive cash.

To be treated as a regulated investment company under Subchapter M of the Code, the Fund must also (a) derive at least 90% of its annual gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund's assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer, two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

If the Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such the Fund would be required to pay income taxes on its company taxable investment company taxable income and net capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Fund generally would not be liable for income tax on the Fund's investment company taxable income or net capital gains in their individual capacities. Distributions to shareholders, whether from the Fund's investment company taxable income or net capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

The Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's ordinary income for the calendar year and at least 98.2% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 of such year, plus 100% of any income that was neither distributed nor taxed to the Fund during the preceding calendar year. Under ordinary circumstances, the Fund expects to time its distributions so as to avoid liability for this tax.

The following discussion of tax consequences is for the general information of shareholders that are subject to tax. Shareholders that are IRAs or other qualified retirement plans are exempt from income taxation under the Code.

Distributions of investment company taxable income generally are taxable to individual shareholders as ordinary income or "qualified dividend income" (as described below). Distributions of net capital gain ("capital gain dividends") generally are taxable to individual shareholders as long-term capital gain, regardless of the length of time the shares of the Trust have been held by such shareholders.

Dividends paid by the Fund to an individual shareholder, to the extent such dividends are attributable to "qualified dividend income" received from U.S. corporations (and certain foreign corporations) by the Fund, may qualify for taxation at the long-term capital gain rates available to individuals on qualified dividend income. Furthermore, dividends paid by the Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received from U.S. corporations by the Fund, may qualify for the dividends received deduction.

A redemption of Fund shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder's tax basis in his or her Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Distributions of investment company taxable income and net capital gain will be taxable as described above, whether received in additional cash or shares. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the amount of cash the shareholder could have received.

Distributions of investment company taxable income and net capital gain, whether received in shares or in cash, generally must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

An additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person's "modified adjusted gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceed certain threshold amounts.

Under the Code, the Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of investment company taxable income and net capital gain and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if the Fund is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

Due to recent legislation, the Fund (or its administrative agent) is required to report to the IRS and furnish to shareholders the cost basis information for sale transactions of shares purchased on or after January 1, 2012. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, FIFO or some other specific identification method. Unless you instruct otherwise, the Fund will use average cost as its default cost basis method, and will treat sales as first coming from shares purchased prior to January 1, 2012. If average cost is used for the first sale of shares covered by these new rules, the shareholder may only use an alternative cost basis method for shares purchased prospectively. Shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation. Shareholders that hold their shares through a financial intermediary should contact such financial intermediary with respect to reporting of cost basis and available elections for their accounts.

Foreign Shareholders

The foregoing discussion relates only to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and domestic corporations, partnerships, trusts and estates). Shareholders who are not U.S. persons should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of a Fund, including the likelihood that distributions to them would be subject to withholding of U.S. federal income tax at a rate of 30% (or at a lower rate under a tax treaty) and the possibility that they may be subject to U.S. estate tax. For taxable years beginning before 2014 (or a later date if extended by Congress), a portion of the Fund's distributions received by a non-U.S. shareholder may, however, be exempt from U.S. withholding tax to the extent properly reported by the Fund as attributable to U.S. source interest income and short-term capital gains.

Effective July 1, 2014, the Fund will be required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

Options, Futures, Forward Contracts and Swap Agreements

To the extent such investments are permissible for the Fund, the Fund's transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short- term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

To the extent such investments are permissible, certain of the Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Fund's book income exceeds its taxable income, the distribution (if any) of such excess book income will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Fund's book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regular investment company that is accorded special tax treatment.

Passive Foreign Investment Companies

Investment by the Fund in certain "passive foreign investment companies" ("PFICs") could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders.

However, the Fund may elect to treat a PFIC as a "qualified electing fund" ("QEF election"), in which case the Fund will be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company.

The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund's total return.

Foreign Currency Transactions

The Fund's transactions in foreign currencies, foreign currency-denominated fixed-income securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Foreign Taxation

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties and conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund may be able to elect to "pass through" to the Fund's shareholders the amount of eligible foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified in a written statement after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund's income will flow through to shareholders of the Fund. With respect to the Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated fixed-income securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. A shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign taxes paid by the Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

Original Issue Discount and Pay-In-Kind Securities

Current federal tax law requires the holder of a U.S. Treasury or other fixed-income zero coupon security to accrue as income each year a portion of the discount at which the security was purchased, even though the holder receives no interest payment in cash on the security during the year. In addition, pay-in-kind securities will give rise to income, which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some of the fixed-income securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be treated as fixed-income securities that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate fixed-income securities (including certain pay-in-kind securities) may be treated as a dividend for U.S. federal income tax purposes.

Some of the fixed-income securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to fixed-income securities having market discount, which could affect the character and timing of recognition of income.

Some fixed-income securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Fund may be treated as having acquisition discount, or OID in the case of certain types of fixed-income securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to fixed-income securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

If the Fund holds the foregoing kinds of securities it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Shareholders of the Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund's shares.

A brief explanation of the form and character of the distribution accompany each distribution. In January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions.

Shareholders should consult their tax advisers about the application of federal, state and local and foreign tax law in light of their particular situation.

OTHER MATTERS

A. The Trust and Its Shareholders

General Information. The Fund is a separate series of the Trust. The Trust is an open-end investment management company organized under Delaware law as a statutory trust on October 9, 2013. The Trust's trust instrument (the "Trust Instrument") permits the Trust to offer separate series ("funds") of shares of beneficial interest ("shares"). The Trust reserves the right to create and issue shares of additional funds. The Trust and each fund will continue indefinitely until terminated. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. The other funds of the Trust are described in one or more separate Statements of Additional Information.

Shareholder Voting and Other Rights. Each share of a fund and each class of shares has equal dividend, distribution, liquidation and voting rights. Fractional shares have those rights proportionately, except that expenses related to the distribution of shares of each fund or class (and certain other expenses such as transfer agency, shareholder service and administration expenses) are borne solely by those shares. Each fund or class votes separately with respect to the provisions of any Rule 12b-1 plan which pertains to the fund or class and other matters for which separate fund or class voting is appropriate under applicable law. Generally, shares will be voted separately by each fund except if: (1) the 1940 Act requires shares to be voted in the aggregate and not by individual funds; or (2) the Board determines that the matter affects more than one fund and all affected funds must vote. The Board may also determine that a matter only affects certain funds or classes of the Trust and thus that only those funds or classes are entitled to vote on the matter. Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by federal or state law. There are no conversion or preemptive rights in connection with shares of the Trust.

All shares, when issued in accordance with the terms of the offering, will be fully paid and non-assessable.

A shareholder in a fund is entitled to the shareholder's pro rata share of all distributions arising from that fund's assets and, upon redeeming shares, will receive the portion of the fund's net assets represented by the redeemed shares.

Shareholders representing 10% or more of the Trust's (or a fund's) shares may, as set forth in the Trust Instrument, call meetings of the Trust (or fund) for any purpose related to the Trust (or fund), including, in the case of a meeting of the Trust, the purpose of voting on removal of one or more trustees.

Termination or Reorganization of Trust or its Series. The Board, may, without prior shareholder approval, change the form of organization of the Trust by merger, consolidation or incorporation, so long as the surviving entity is an open-end management investment company. Under the Trust Instrument, the trustees may also, without shareholder vote, sell and convey all or substantially all of the assets of the Trust to another trust, partnership, association or corporation, or cause the Trust to incorporate in the State of Delaware, so long as the surviving entity is an open-end management investment company that will succeed to or assume the Trust's registration statement.

Under the Trust Instrument, the Board may sell or convey the assets of a fund or reorganize such fund into another investment company registered under the 1940 Act without a shareholder vote.

B. Fund Ownership

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund. A control person is a shareholder who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of the Fund. The Fund is newly organized and has not yet commenced operations.

C. Limitations on Shareholders' and Trustees' Liability

Delaware law provides that Fund shareholders are entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. In addition, the Trust Instrument contains an express disclaimer of shareholder liability for the debts, liabilities, obligations and expenses of the Trust. The Trust Instrument provides for indemnification out of each fund's property of any shareholder or former shareholder held personally liable for the obligations of the relevant fund. The Trust Instrument also provides that the Trust, on behalf of a fund, shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of that fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability is in effect, and the Fund is unable to meet its obligations.

The Trust Instrument provides that the trustees shall not be liable to any person other than the Trust and its shareholders. In addition, the Trust Instrument provides that the trustees shall not be liable for any conduct whatsoever, provided that a trustee is not protected against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

D. Proxy Voting Procedures

Copies of the proxy voting procedures of the Trust, the Adviser and each Subadviser are included in Appendix B and C. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 will be available: (1) without charge, upon request, by contacting the Transfer Agent at (855) 612-2257 (toll free); and (2) on the SEC's website at www.sec.gov.

E. Code of Ethics

The Trust, the Adviser and each Subadviser have each adopted a code of ethics under Rule 17j-1 of the 1940 Act which are designed to eliminate conflicts of interest between the Fund and personnel of the Trust, the Adviser and each Subadviser. The codes permit such personnel to invest in securities, including securities that may be purchased or held by the Fund, subject to certain limitations.

F. Registration Statement

This SAI and the Prospectus do not contain all of the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents are not necessarily complete, and, in each instance, are qualified by, reference to the copy of such contract or other documents filed as exhibits to the registration statement.

G. Financial Statements

The Trust's independent registered public accounting firm, <<Auditor>>, audits and reports on the Fund's annual financial statements. The financial statements include the schedule of investments, statement of assets and liabilities, statement of operations, statement of changes in net assets, financial highlights, notes and report of independent registered public accounting firm. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

As of the date hereof, the Fund has not commenced operations, and thus financial statements are not available for the Fund.

APPENDIX A - DESCRIPTION OF SECURITIES RATINGS

Corporate and Municipal Long-Term Bond Ratings

Standard & Poor's ("S&P") Corporate and Municipal Long-Term Bond Ratings:

The following descriptions of S&P's long-term corporate and municipal bond ratings have been published by Standard & Poor's Financial Service LLC.

AAA - An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA - An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A - An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB - An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C - Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB - An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B - An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC - An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC - An obligation rated 'CC' is currently highly vulnerable to nonpayment. The 'CC' rating is used when a default has not yet occurred, but Standard & Poor's expects default to be a virtual certainty, regardless of the anticipated time to default.

C - An obligation rated 'C' is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D - An obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor's believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.

Plus (+) or Minus (-) - The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR - This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Moody's Investors Service, Inc. ("Moody's") Long-Term Corporate Bond Ratings:

The following descriptions of Moody's long-term corporate bond ratings have been published by Moody's Investors Service, Inc. and Moody's Analytics Inc.

Aaa - Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa - Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A - Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa - Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba - Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B - Obligations rated B are considered speculative and are subject to high credit risk.

Caa - Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca - Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C - Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Modifiers: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Moody's U.S. Municipal Long-Term Bond Ratings:

The following descriptions of Moody's long-term municipal bond ratings have been published by Moody's Investors Service, Inc. and Moody's Analytics Inc.

Aaa - Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Aa - Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

A - Issuers or issues rated A present above-average creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Baa - Issuers or issues rated Baa represent average creditworthiness relative to other U.S. municipal or tax- exempt issuers or issues.

Ba - Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

B - Issuers or issues rated B demonstrate weak creditworthiness relative to other U.S. municipal or tax- exempt issuers or issues.

Caa - Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Ca - Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

C - Issuers or issues rated C demonstrate the weakest creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Modifiers: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating category from Aa through Caa. The modifier 1 indicates that the issuer or obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Fitch Ratings Ltd. ("Fitch") Corporate Bond Ratings:

The following descriptions of Fitch's long-term corporate bond ratings have been published by Fitch, Inc. and Fitch Ratings Ltd.

AAA - Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA - Very high credit quality. 'AA' ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A - High credit quality. 'A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB - Good credit quality. 'BBB' ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB - Speculative. 'BB' ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B - Highly speculative. 'B' ratings indicate that material credit risk is present. For performing obligations, default risk is commensurate with the issuer being rated with an Issuer Default Risk ("IDR") in the ranges 'BB' to 'C'. For issuers with an IDR below 'B', the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur. For issuers with an IDR above 'B', the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have extremely high recovery rates consistent with a Recovery Rating of 'RR1' (outstanding recovery prospects given default).

CCC - Substantial credit risk. 'CCC' ratings indicate that substantial credit risk is present. For performing obligations, default risk is commensurate with an IDR in the ranges 'B' to 'C'. For issuers with an IDR below 'CCC', the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur. For issuers with an IDR above 'CCC', the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have a superior recovery rate consistent with a Recovery Rating of 'RR2' (superior recovery prospects given default).

CC - Very high levels of credit risk. 'CC' ratings indicate very high levels of credit risk. For performing obligations, default risk is commensurate with an IDR in the ranges 'B' to 'C'. For issuers with an IDR below 'CC', the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur. For issuers with an IDR above 'CC', the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have a good recovery rate consistent with a Recovery Rating of 'RR3' (good recovery prospects given default).

C - Exceptionally high levels of credit risk. 'C' indicates exceptionally high levels of credit risk. For performing obligations, default risk is commensurate with an IDR in the ranges 'B' to 'C'. The overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, and the rated obligation is expected to have an average, below-average or poor recovery rate consistent with a Recovery Rating of 'RR4' (average recovery prospects given default), 'RR5' (below average recovery prospects given default) or 'RR6' (poor recovery prospects given default).

Defaulted obligations typically are not assigned 'D' ratings, but are instead rated in the 'B' to 'C' rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or Minus (-) The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' obligation rating category, or to corporate finance obligation ratings in the categories below 'B'.

The terms "investment grade" and "speculative grade" have established themselves over time as shorthand to describe the categories 'AAA' to 'BBB' (investment grade) and 'BB' to 'D' (speculative grade). The terms "investment grade" and "speculative grade" are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. "Investment grade" categories indicate relatively low to moderate credit risk, while ratings in the "speculative" categories either signal a higher level of credit risk or that a default has already occurred.

Fitch's Municipal Bond Long-Term Ratings:

The following descriptions of Fitch's long-term municipal bond ratings have been published by Fitch, Inc. and Fitch Ratings Ltd.

AAA - Highest credit quality. 'AAA' ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA - Very high credit quality. 'AA' ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A - High credit quality. 'A' ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB - Good credit quality. 'BBB' ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB - Speculative. 'BB' ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

B - Highly speculative. 'B' ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC - Substantial credit risk. 'CCC' ratings indicate that default is a real possibility.

CC - Very high levels of credit risk. 'CC' ratings indicate default of some kind appears probable.

C - Exceptionally high levels of credit risk. 'C' ratings indicate default appears imminent or inevitable.

D - Default. 'D' ratings indicate a default. Default generally is defined as one of the following:

•failure to make payment of principal and/or interest under the contractual terms of the rated obligation;

•the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or

•the distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Structured Finance Defaults - "Imminent" default, categorized under 'C', typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to pay interest and/or principal in full in accordance with the terms of the obligation's documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation will typically be rated in the 'C' category.

Structured Finance Writedowns - Where an instrument has experienced an involuntary and, in the agency's opinion, irreversible "writedown" of principal (i.e. other than through amortization, and resulting in a loss to the investor), a credit rating of 'D' will be assigned to the instrument. Where the agency believes the "writedown" may prove to be temporary (and the loss may be "written up" again in future if and when performance improves), then a credit rating of 'C' will typically be assigned. Should the "writedown" then later be reversed, the credit rating will be raised to an appropriate level for that instrument. Should the "writedown" later be deemed as irreversible, the credit rating will be lowered to 'D'.

Notes: In the case of structured and project finance, while the ratings do not address the loss severity given default of the rated liability, loss severity assumptions on the underlying assets are nonetheless typically included as part of the analysis. Loss severity assumptions are used to derive pool cash flows available to service the rated liability.

Plus (+) or Minus (-) - The modifiers "+" or "-"may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-Term Rating category, or to Long-Term Rating categories below 'B'.

Municipal Short-Term Bond Ratings

S&P's Municipal Short-Term Bond Ratings:

The following descriptions of S&P's short-term municipal ratings have been published by Standard & Poor's Financial Service LLC.

SP-1 - Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 - Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 - Speculative capacity to pay principal and interest.

Moody's Municipal Short-Term Ratings:

The following descriptions of Moody's short-term municipal ratings have been published by Moody's Investors Service, Inc. and Moody's Analytics Inc.

MIG 1 - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Fitch's Municipal Short-Term Credit Ratings:

The following descriptions of Fitch's municipal short-term credit ratings have been published by Fitch, Inc. and Fitch Ratings Ltd.

F1 - Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 - Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 - Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B - Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C - High short-term default risk. Default is a real possibility.

RD - Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D - Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

Short-Term Credit Ratings

S&P's Short-Term Credit Ratings:

The following descriptions of S&P's short-term credit ratings have been published by Standard & Poor's Financial Service LLC.

A-1 - A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 - A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 - A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B - A short-term obligation rated 'B' is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.

C - A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D - A short-term obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor's believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.

Dual Ratings - S&P assigns "dual" ratings to all debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, 'AAA/A-1+' or 'A-1+/A-1'). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, 'SP-1+/A-1+').

Moody's Short-Term Ratings:

The following descriptions of Moody's short-term credit ratings have been published by Moody's Investors Service, Inc. and Moody's Analytics Inc.

P-1 - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Fitch's Short-Term Ratings:

The following descriptions of Fitch's short-term credit ratings have been published by Fitch, Inc. and Fitch Ratings Ltd.

F1 - Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 - Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 - Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B - Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C - High short-term default risk. Default is a real possibility.

RD - Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D - Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Short-term ratings other than 'F1'. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

APPENDIX B - TRUST PROXY VOTING PROCEDURES

Proxy Voting Policy

SECTION 1. BACKGROUND

The Trust exercises its proxy voting responsibilities as an investor in other issuers as a fiduciary, with the goal of maximizing the value of the Trust's and its shareholders' investments. This Policy details the Trust's policy with respect to proxy voting.

SECTION 2. ADVISER RESPONSIBILITIES

(A) Delegation by Board. Each Fund has delegated to the Adviser the authority to vote as a shareholder of issuers whose securities are held in its portfolio. The Adviser shall maintain and the Board shall approve voting procedures related to the Adviser acting on behalf of the Fund in accordance with its fiduciary duties and the best interests of Fund shareholders.

(B) Delivery of Proxies. The Adviser is responsible for coordinating the delivery of proxies to be voted by the Custodian to the Adviser or to an agent of the Adviser selected by the Adviser to vote proxies with respect to which the Adviser has such discretion (a "Proxy Voting Service"). Upon request, the Adviser shall provide periodic reports to the Board as to the implementation and operation of its proxy voting policies and procedures as they relate to the Trust.

(C) Conflicts of Interest. The Trust recognizes that under certain circumstances an Adviser or Proxy Voting Service may have a conflict of interest in voting on behalf of a Fund. A conflict of interest includes any circumstance when the Fund, the Adviser, the Distributor, the Proxy Voting Service or one or more of their Affiliated Persons (including officers, directors and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of Fund shareholders in how shares of that issuer are voted.

Each Adviser is responsible for maintaining procedures to identify and address material conflicts of interest and, when applicable, determine the adequacy of a Proxy Voting Service's procedures to identify and address material conflicts of interest.

(D) Voting Record. The Adviser shall be responsible for ensuring a voting record is maintained that includes all instances where the Fund was entitled to vote and will coordinate the annual delivery of such record to the Administrator for purposes of preparing the Trust's annual Form N-PX filing. The voting record shall include the following information required to be reported in Form N-PX:

(1) The name of the issuer of the security;

(2) The exchange ticker symbol of the security;

(3) The CUSIP for the security;

(4) The shareholder meeting date;

(5) A brief identification of the matter voted on;

(6) Whether the matter was proposed by the issuer or by a security holder;

(7) Whether the Trust cast its vote on the matter;

(8) How the Trust cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

(9) Whether the Trust cast its vote for or against management.

B-1

The Adviser shall also be responsible for ensuring information regarding how the Fund voted relating to portfolio securities during the twelve-month period ended June 30 is available on the Fund's website or other location consistent with disclosure in the Fund's registration statement.

SECTION 3: ABSTENTION

The Trust and an Adviser may abstain from proxy voting in certain circumstances. Abstaining from voting may be appropriate if voting would be unduly burdensome or expensive, or otherwise not in the best interest of a Fund's shareholders.

SECTION 4: BOARD REPORTING AND REVIEW

(A) The Adviser shall submit its voting procedures to the Board for review and approval initially and at the next regularly scheduled meeting of the Board following any material change.

(B) The Adviser shall report to the Board, at least quarterly, whether any conflicts of interest arose while voting as an investor in other issuers and how such conflicts were handled.

B-2

APPENDIX C - ADVISER/SUBADVISER PROXY VOTING PROCEDURES

Context Advisers II, L.P.

Proxy Voting Policy

Proxy Voting Procedures

Proxy voting procedures should address how the adviser will vote proxies (or what factors it will take into consideration) when voting on particular types of matters, such as changes in corporate governance structures, adoption or amendments to compensation plans (including stock options), and matters involving social issues or corporate responsibility.

Proxy Voting Policy Statement for Equities

The Adviser will accept voting authority for client securities; it will always seek to vote in the best interests of its client, the Fund. The Adviser does not maintain preapproved voting guidelines but relies on the recommendations by the Fund's subadvisers to determine the appropriate course of action in voting client securities that is in the best interest of the client. When voting client proxies the firm's principals will always hold the interests of the client (the Fund) above its/their own interests as well as the interests of the subadvisers. The Adviser will maintain the voting record for proxy voting for at least five years. A copy of the Adviser's proxy voting policies and procedures may be obtained upon request and is included in the ADV Form 2A.

Conflicts of Interest

The Adviser will disclose any conflicts of interest to the client and obtain client permission to proceed with the vote prior to voting client proxies that involve a conflict of interest.

Proxy Voting Discrepancies between Mutual fund and Non Mutual Fund Clients

The Adviser does not currently have, nor does it ever intend to have, non-mutual fund clients.

ETFs and Funds of Funds

The Firm will vote proxies for Exchange Traded Funds ("ETFs") and Funds of Funds by voting pursuant to a "mirror voting" arrangement under which shares are voted in the same manner and proportion as shares over which the Adviser does not have voting discretion.

Recordkeeping

Proxy voting records are kept in an easily accessible place for five years, the first two years in the adviser's office.

Typical proxy voting records are:

•Proxy voting policies and procedures;

•Each proxy statement that the Adviser receives regarding client securities;

•Record of each vote cast by the Adviser on behalf of a client;

•Copies of any client communication directing how the Adviser should vote a particular proxy;

•Any document created by the Adviser that was material to making a decision on how to vote proxies; and

•Written requests from a client for information on how the Adviser voted proxies on behalf of the client, and a copy of any written responses by the Adviser to any client request for information on how the Adviser voted proxies.

Clients may request a copy of the Adviser's Proxy Voting Policy and/or information about how the Adviser has voted securities in their account by contacting the Adviser's CCO. The Adviser will not disclose proxy votes for a client to other clients or third parties unless specifically requested, in writing, by the client.

First Principles Capital Management, LLC
17000000: Proxy Voting

To adhere to the best and most prudent business practices, as well as to comply with current federal regulations regarding proxy voting by investment advisers, the Firm has adopted the following proxy voting policies and ways to implement them. Since the Firm will mainly provide investment advice on fixed income securities, it is not anticipated that proxies will be sent to the owners of the investments in which it is providing advice. Since the Firm will provide discretionary and non-discretionary services, this section has been prepared for the manual to ensure procedures and policies exist should the Firm provide discretionary management over equity securities. These policies will be followed in that case.

17100000: Firm Proxy Voting Policy

In an effort to assure that clients' proxy votes are carried out in our clients' best interests and not affected by any conflicts of interest that may exist, the Firm has adopted the following elements as part of its proxy voting policy.

Regardless of the nature of the issue up for vote, we thoroughly and objectively research the voting options and the corporate landscape in order to arrive at a decision that we believe meets the best interests of the client as a shareholder of the company in question.

The overriding theme of our policy is to vote client proxies in the manner that we believe is most consistent with the following:

•The client's stated investment objectives

•The client's desired voting interests

•The long-term well-being of the company soliciting the proxy

•An increase in shareholder value

17100100 Client Voting Interests

The Firm's proxy voting activities on behalf of its clients will generally be based on the following factors. These factors are as follows.

•Client investment objectives (as noted on the new client profile/account record);

•Current corporate events/activities (as noted in the section below titled, "Monitoring of Corporate Actions");

•Limitations imposed by any applicable regulation or law (i.e. trust documents, ERISA, etc.); and

•Any additional voting criteria/restrictions placed on the Firm by the client (to be provided by client in writing).

As applicable, the designated principal will ensure that firm retains records referenced above relating to these factors.

17200000: Potential Conflicts of Interest

The Firm recognizes that conflicts of interest may arise when voting client proxies. A conflict of interest exists when a client's best interests are contrary to the representative's or the Firm's best interests due to some relationship between the Firm and/or its representative(s) and a company that is soliciting a proxy(s). Some examples may include:

•The spouse of a representative of the Firm is a Board member of a company whose management is soliciting proxies to vote on a salary increase for the Board.

•The Firm is an affiliated company of a company that has issued a proxy notice to individuals who are clients of the Firm.

•The Firm (or its affiliate) may manage a pension plan, administer employee benefit plans, or provide brokerage, underwriting, insurance, or banking services to a company whose management is soliciting proxies.

It is the Firm's policy to vote proxies in the best interests of its clients regardless of the existence of any conflict of interest.

PART C OTHER INFORMATION

Item 28.   Exhibits

(a)	(1)	Certificate of Trust (Exhibit incorporated by reference as filed as Exhibit (a)(1) on Form N1-A via EDGAR on October 11, 2013, accession number 0001435109-13-000458).
	(2)	Declaration of Trust (Exhibit incorporated by reference as filed as Exhibit (a)(2) on Form N1-A via EDGAR on October 11, 2013, accession number 0001435109-13-000458).
(b)		By-laws (Exhibit incorporated by reference as filed as Exhibit (b) on Form N1-A via EDGAR on October 11, 2013, accession number 0001435109-13-000458).
(c)		Shareholders' rights are contained in Articles III and V of the Registrant's Declaration of Trust.
(d)	(1)	Investment Advisory Agreement between Registrant and Context Capital Advisers, LLC as filed as Exhibit (d)(1) on Form N-1A via EDGAR on January 24, 2014, accession number 0001435109-14-000097).
	(2)	Subadvisory Agreement between Context Capital Advisers, LLC and Armory Funds, LLC as filed as Exhibit (d)(2) on Form N-1A via EDGAR on January 24, 2014, accession number 0001435109-14-000097).
	(3)	Subadvisory Agreement between Context Capital Advisers, LLC and Del Mar Asset Management, LP as filed as Exhibit (d)(3) on Form N-1A via EDGAR on January 24, 2014, accession number 0001435109-14-000097).
	(4)	Subadvisory Agreement between Context Capital Advisers, LLC and ESM Management LLC as filed as Exhibit (d)(4) on Form N-1A via EDGAR on January 24, 2014, accession number 0001435109-14-000097).
	(5)	Subadvisory Agreement between Context Capital Advisers, LLC and First Principles Capital Management, LLC as filed as Exhibit (d)(5) on Form N-1A via EDGAR on January 24, 2014, accession number 0001435109-14-000097).
	(6)	Subadvisory Agreement between Context Capital Advisers, LLC and Highland Capital Management, L.P. as filed as Exhibit (d)(6) on Form N-1A via EDGAR on January 24, 2014, accession number 0001435109-14-000097).
	(7)	Subadvisory Agreement between Context Capital Advisers, LLC and Kellner Private Fund Management, LP as filed as Exhibit (d)(7) on Form N-1A via EDGAR on January 24, 2014, accession number 0001435109-14-000097).
	(8)	Subadvisory Agreement between Context Capital Advisers, LLC and Phineus Partners, L.P. as filed as Exhibit (d)(8) on Form N-1A via EDGAR on January 24, 2014, accession number 0001435109-14-000097).
	(9)	Subadvisory Agreement between Context Capital Advisers, LLC and Weatherbie Capital, LLC as filed as Exhibit (d)(9) on Form N-1A via EDGAR on January 24, 2014, accession number 0001435109-14-000097).
	(10)	Investment Advisory Agreement between Registrant and Context Advisers II, L.P. to be filed by further amendment.
	(11)	Subadvisory Agreement between Context Advisers II, L.P. and First Principles Capital Management, LLC to be filed by further amendment.
(e)		Distribution Agreement between Registrant and Foreside Fund Services, LLC as filed as Exhibit (e) on Form N-1A via EDGAR on January 24, 2014, accession number 0001435109-14-000097).
(f)		Bonus or Profit Sharing Contracts - None.
(g)	(1)	Global Custodian Agreement between Registrant and Citibank, N.A. as filed as Exhibit (g) on Form N-1A via EDGAR on January 24, 2014, accession number 0001435109-14-000097).
	(2)	Custody Agreement between Registrant and The Bank of New York Mellon to be filed by further amendment.
	(3)	Schedule A to the Global Custodian Agreement between Registrant and Citibank, N.A. to be filed by further amendment.
(h)	(1)	Services Agreement between Registrant and Atlantic Fund Administration, LLC as filed as Exhibit (h)(1) on Form N-1A via EDGAR on January 24, 2014, accession number 0001435109-14-000097).

	(2)	Expense Reimbursement Agreement between Registrant and Context Capital Advisers, LLC as filed as Exhibit (h)(2) on Form N-1A via EDGAR on January 24, 2014, accession number 0001435109-14-000097).
	(3)	Expense Reimbursement Agreement between Registrant and Context Advisers II, L.P. to be filed by further amendment.
(i)	(1)	Opinion and Consent of Counsel as filed as Exhibit (i) on Form N-1A via EDGAR on January 24, 2014, accession number 0001435109-14-000097).
(j)		None.
(k)		None.
(l)		Initial Capital Agreement as filed as Exhibit (l) on Form N-1A via EDGAR on January 24, 2014, accession number 0001435109-14-000097).
(m)		Rule 12b-1 Plan adopted by Registrant for Context Macro Opportunities Fund is filed herewith.
(n)		Rule 18f-3 Plan adopted by Registrant for Context Macro Opportunities Fund is filed herewith.
(p)	(1)	Code of Ethics adopted by the Registrant as filed as Exhibit (p)(1) on Form N-1A via EDGAR on January 24, 2014, accession number 0001435109-14-000097).
	(2)	Code of Ethics adopted by Context Capital Advisers, LLC as filed as Exhibit (p)(2) on Form N-1A via EDGAR on January 24, 2014, accession number 0001435109-14-000097).
	(3)	Code of Ethics adopted by Armory Funds, LLC as filed as Exhibit (p)(3) on Form N-1A via EDGAR on January 24, 2014, accession number 0001435109-14-000097).
	(4)	Code of Ethics adopted by Del Mar Asset Management, LP as filed as Exhibit (p)(4) on Form N-1A via EDGAR on January 24, 2014, accession number 0001435109-14-000097).
	(5)	Code of Ethics for ESM Management, LLC as filed as Exhibit (p)(5) on Form N-1A via EDGAR on January 24, 2014, accession number 0001435109-14-000097).
	(6)	Code of Ethics for First Principles Capital Management, LLC as filed as Exhibit (p)(6) on Form N-1A via EDGAR on January 24, 2014, accession number 0001435109-14-000097).
	(7)	Code of Ethics adopted by Highland Capital Management, LP as filed as Exhibit (p)(7) on Form N-1A via EDGAR on January 24, 2014, accession number 0001435109-14-000097).
	(8)	Code of Ethics adopted by Kellner Private Fund Mangement, LP as filed as Exhibit (p)(8) on Form N-1A via EDGAR on January 24, 2014, accession number 0001435109-14-000097).
	(9)	Code of Ethics adopted by Phineus Partners L.P. as filed as Exhibit (p)(9) on Form N-1A via EDGAR on January 24, 2014, accession number 0001435109-14-000097).
	(10)	Code of Ethics adopted by Weatherbie Capital, LLC as filed as Exhibit (p)(10) on Form N-1A via EDGAR on January 24, 2014, accession number 0001435109-14-000097).
	(11)	Code of Ethics adopted by Context Advisers II, L.P. to be filed by further amendment.

Other Exhibits:

(A) Powers of Attorney for John N. Culbertson, Christopher J. LaCroix, Paul D. Schaeffer and Stephen M. Wynne, Trustees of the Registrant are filed herewith.

Item 29.   Persons Controlled by or under Common Control with Registrant

Immediately prior to the contemplated public offering of the Registrant's shares, the following persons may be deemed individually to control the Funds or the Trust:

<< >> will be the sole shareholder immediately prior to the contemplated public offering of the Fund.

Item 30.   Indemnification

As permitted by Section 17(h) and (i) of the Investment Company Act of 1940, as amended (the "1940 Act"), and pursuant to Article VII of the Registrant's Declaration of Trust (Exhibit (a)(1) to the Registration Statement) trustees and officers of the Trust (hereinafter referred to as a "Covered Person") shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with any proceeding in which he or she becomes involved as a party or otherwise by virtue of being or having been a Trustee or officer of the Trust and against amounts paid or incurred by him or her in the settlement thereof, except where Covered Person who shall have been adjudicated by a court or body before which the proceeding was brought: (i) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or (ii) not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Trust.

Pursuant to Section 7 of the Distribution Agreement (Exhibits (e)) to the Registration statement), the Trust shall indemnify, defend and hold the Distributor, its affiliates and each of their respective members, managers, directors, officers, employees, representatives and any person who controls or previously controlled the Distributor within the meaning of Section 15 of the 1933 Act (collectively, the "Distributor Indemnitees"), free and harmless from and against any and all losses, claims, demands, liabilities, damages and expenses that any Distributor Indemnitee may incur under the 1933 Act, the 1934 Act, the 1940 Act any other statute (including Blue Sky laws) or any rule or regulation thereunder, or under common law or otherwise, except losses due to willful misfeasance, bad faith, or gross negligence in the performance of duties by Distributor Indemnitees under the Distribution Agreement or by reason of a Distributor Indemnitee's reckless disregard of obligations under the Distribution Agreement.

Pursuant to Section 10 of the Investment Advisory Agreement between the Registrant and Context Capital Advisers, LLC (Exhibit (d)(1)), the Trust agrees to indemnify the Adviser (including each officer, director, shareholder, principal, employee or agent of, or any person who controls, is controlled by or is under common control with, the Adviser, and their respective executors, heirs, assigns, successors or other legal representatives against all losses, claims, damages, liabilities, costs and expenses arising by reason of being or having been Adviser to the Trust, or the past or present performance of services to the Trust, except to the extent that the loss, claim, damage, liability, cost or expense has been finally determined in a judicial decision on the merits from which no further appeal may be taken in any action, suit, investigation or other proceeding to have been incurred or suffered by the indemnitee by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the indemnitee's office.

Pursuant to Section 6 of each Subadvisory Agreement (Exhibits (d)(2)-(d)(9)), each Sub-Adviser, including its officers and employees, shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund, the Trust or its shareholders or by the Adviser in connection with the matters to which each SubadvisoryAgreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of duties or from reckless disregard by it of its obligations and duties under the Subadvisory Agreement.

Pursuant to Section 3 of the Services Agreement (Exhibits (h)(1))The Trust agrees to indemnify and hold harmless Atlantic, its employees, agents, subcontractors, directors, officers and managers and any Person or Persons who control Atlantic within the meaning of section 15 of the Securities Act or section 20 of the Securities Exchange Act of 1934, as amended, ("Atlantic Indemnitees") against and from any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses of every nature and character arising out of or in any way related to (A) Atlantic's actions taken or failures to act with respect to a Fund or (B) incident to the delivery of the Services, except those actions or failures to act for which and Atlantic Indemnitee constituting bad faith, willful misfeasance or gross negligence in the performance of Atlantic's duties or obligations under the Services Agreement or that constitutes reckless disregard of Atlantic's duties and obligations under this Services Agreement.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to trustees, officers and controlling persons of the Trust pursuant to the foregoing provisions, or otherwise, the Trust understands that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

The Trust has purchased an insurance policy insuring its officers and trustees against liabilities, and certain costs of defending claims against such officers and trustees, to the extent such officers and trustees are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Trust against the cost of indemnification payments to officers under certain circumstances.

The Trust hereby undertakes that it will apply the indemnification provisions of its Declaration of Trust and Distribution Agreements in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretations of Section 17(h) and 17(i) of such Act remain in effect and are consistently applied.

Item 31.   Business and Other Connections of Investment Adviser

(a) Context Capital Advisers, LLC

With respect to Context Capital Advisers, LLC, the response to this Item will be incorporated by reference to Context Capital Advisers, LLC's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-79073). Context Capital Advisers, LLC's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(b) Armory Funds, LLC

With respect to Armory Funds, LLC, the response to this Item will be incorporated by reference to Armory Funds, LLC's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-78747). Armory Funds, LLC's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(c) Del Mar Asset Management, LP

With respect to Del Mar Asset Management, LP, the response to this Item will be incorporated by reference to Del Mar Asset Management, LP's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-64890). Del Mar Asset Management, LP's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(d) ESM Management, LLC

With respect to ESM Management, LLC, the response to this Item will be incorporated by reference to ESM Management, LLC's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-70456). ESM Management, LLC's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(e) First Principles Capital Management, LLC

With respect to First Principles Capital Management, LLC, the response to this Item will be incorporated by reference to First Principles Capital Management, LLC's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-64744). First Principles Capital Management, LLC's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(f) Highland Capital Management, LP

With respect to Highland Capital Management, LP, the response to this Item will be incorporated by reference Highland Capital Management, LP's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-54874). Highland Capital Management, LP's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(g) Kellner Private Fund Management, LP

With respect to Kellner Private Fund Mangement, LP, the response to this Item will be incorporated by reference to Kellner Private Fund Mangement, LP's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-78189). Kellner Private Fund Mangement, LP's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(h) Phineus Partners, L.P.

With respect to Phineus Partners L.P., the response to this Item will be incorporated by reference to Phineus Partners L.P.'s Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-71207). Phineus Partners L.P.'s Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(i) Weatherbie Capital, LLC

With respect to Weatherbie Capital, LLC, the response to this Item will be incorporated by reference Weatherbie Capital, LLC's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-50672). Weatherbie Capital, LLC's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(j) Context Advisers II, L.P.

With respect to Context Advisers II, L.P., the response to this Item will be incorporated by reference Context Advisers II, L.P.'s Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-79866). Context Advisers II, L.P.'s Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

Item 32.   Foreside Fund Services, LLC

Item 32(a)		Foreside Fund Services, LLC (the "Distributor") serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:
1.	AdvisorShares Trust	29.	Horizon Spin-off and Corporate Restructuring Fund, Series of Investment Managers Series Trust (f/k/a Liberty Street Horizon Fund)
2.	American Beacon Funds	30.	Horizons ETF Trust
3.	American Beacon Select Funds	31.	Infinity Core Alternative Fund
4.	Avenue Mutual Funds Trust	32.	Ironwood Institutional Multi-Strategy Fund LLC
5.	BP Capital TwinLine Energy Fund, Series of Professionally Managed Portfolios	33.	Ironwood Multi-Strategy Fund LLC
6.	BP Capital TwinLine MLP Fund, Series of Professionally Managed Portfolios	34.	Manor Investment Funds
7.	Bridgeway Funds, Inc.	35.	Nomura Partners Funds, Inc.
8.	Broadmark Funds	36.	Outlook Funds Trust
9.	Calamos ETF Trust	37.	Performance Trust Mutual Funds, Series of Trust for Professional Managers
10.	Capital Innovations Global Agri, Timber, Infrastructure Fund, Series of Investment Managers Series Trust	38.	Pine Grove Alternative Fund
11.	Carlyle Select Trust	39.	Pine Grove Alternative Institutional Fund
12.	Center Coast MLP Focus Fund, Series of Investment Managers Series Trust	40.	Plan Investment Fund, Inc.
13.	Chilton Realty Income & Growth Fund, Series of Investment Managers Series Trust	41.	PMC Funds, Series of Trust for Professional Managers
14.	Context Capital Funds	42.	Precidian ETFs Trust
15.	Direxion Shares ETF Trust	43.	Quaker Investment Trust
16.	Evanston Alternative Opportunities Fund	44.	Renaissance Capital Greenwich Funds
17.	Exchange Traded Concepts Trust II	45.	RevenueShares ETF Trust
18.	FlexShares Trust	46.	Salient MF Trust
19.	Forum Funds	47.	SharePost 100 Fund LLC
20.	Forum Funds II	48.	Sound Shore Fund, Inc.
21.	FQF Trust	49.	Steben Alternative Investment Funds
22.	FSI Low Beta Absolute Return Fund	50.	Steben Select Multi-Strategy Fund
23.	Gottex Multi-Alternatives Fund - I	51.	The Pennant 504 Fund
24.	Gottex Multi-Alternatives Fund - II	52.	The Roxbury Funds
25.	Gottex Multi-Asset Endowment Fund - I	53.	Toroso Newfound Tactical Allocation Fund, Series of Investment Managers Series Trust
26.	Gottex Multi-Asset Endowment Fund - II	54.	Turner Funds
27.	Gottex Trust	55.	Wintergreen Fund, Inc.
28.	Henderson Global Funds

Item 32(b)   The following are the Officers and Manager of the Distributor. The Distributor's main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant

Mark A. Fairbanks	Three Canal Plaza, Suite 100, Portland, ME 04101	President	None
Richard J. Berthy	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President, Treasurer and Manager	None
Jennifer E. Hoopes	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None
Nanette K. Chern	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Chief Compliance Officer	None
Lisa S. Clifford	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Managing Director of Compliance	None
Nishant Bhatnagar	Three Canal Plaza, Suite 100, Portland, ME 04101	Assistant Secretary	None

Item 32(c)   Not applicable.

Item 33.   Location of Accounts and Records

The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained at the offices of Atlantic Fund Administration, LLC, Three Canal Plaza, Suite 600, Portland, Maine 04101. The records required to be maintained under Rule 31a-1(b)(1) with respect to journals of receipts and deliveries of securities and receipts and disbursements of cash are maintained at the offices of the Registrant's custodian, as listed under "Custodian" in Part B to this Registration Statement. The records required to be maintained under Rule 31a-1(b)(5), (6) and (9) are maintained at the offices of the Registrant's adviser or subadviser, as listed in Item 31 hereof.

Item 34.   Management Services

Not applicable.

Item 35.   Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this registration statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bala Cynwyd and the state of Pennsylvania on August 26, 2014.

CONTEXT CAPITAL FUNDS

By: /s/ Stephen J. Kneeley
Stephen J. Kneeley
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on August 26, 2014.

(a)	Principal Executive Officer

/s/ Stephen J. Kneeley
Stephen J. Kneeley
Principal Executive Officer

(b)	Principal Financial Officer

/s/ Michael J. McKeen
Michael J. McKeen
Principal Financial Officer

(c)	A majority of the Trustees

/s/ Stephen J. Kneeley
Stephen J. Kneeley

John N. Culbertson, Jr., Trustee*
Christopher J. LaCroix, Trustee*
Paul D. Schaeffer, Trustee*
Stephen M. Wynne, Trustee*

By:	/s/ Michael J. McKeen
Michael J. McKeen
As Attorney-in-fact

* Pursuant to powers of attorney filed herewith.

INDEX TO EXHIBITS

Exhibit	Description
(m)	Rule 12b-1 Plan adopted by Registrant for Context Macro Opportunities Fund is filed herewith.
(n)	Rule 18f-3 Plan adopted by Registrant for Context Macro Opportunities Fund is filed herewith.
Other Exhibits (A)	Powers of Attorney for John N. Culbertson, Christopher J. LaCroix, Paul D. Schaeffer and Stephen M. Wynne, Trustees of the Registrant are filed herewith.